UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: May 31, 2016 through February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2017

JPMorgan Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 22, 2017 (Unaudited)

Dear Shareholders,

For most of the past twelve months, the U.S. economy was one of the few bright spots among developed nations as most of Europe and Japan struggled with low or negative economic growth. However, by the end of February 2017 there emerged clear signals that the world’s 20 largest economies were moving in a more synchronized fashion that could lead to an accelerating global economy.

“While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe.”

Indeed, the World Bank has estimated that global economic growth in 2017 will rise by 2.7% compared with 2.3% in 2016 and economists generally expect each of the world’s 20 largest economies will see an increase in gross domestic product in 2017.

In the 19-nation euro zone, manufacturing activity rose in February 2017 for the sixth consecutive month and reached levels not seen in nearly six years. Economic confidence surveys have been the strongest since 2011. While unemployment across the euro zone remained nearly twice that of the U.S., the jobless rate fell faster than expected in early 2017 to its lowest level since 2009. Importantly, euro zone inflation reached the European Central Bank’s target of 2.0% in February 2017, which provided further evidence that the risk of a painful deflationary spiral had receded.

Meanwhile, Chinese factory activity was stronger than economists expected in February 2017 and more broadly, Chinese economic stimulus measures initiated in 2016 appeared to bolster trade throughout Asia. In Japan, corporate profits were estimated at record highs even in the face of a stronger yen. South Korean exports grew in February 2017 for the fourth consecutive month. Economic data from Australia and India showed signs of stronger growth.

To a certain extent, the healthier global economy was supported by a rebound in global oil prices, which reached 15-month highs in October 2016. Prices for other commodities also rose during 2016, helping growth in those emerging market nations reliant on natural resource exports.

In the U.S., the pace of economic expansion was sufficient to persuade the Federal Reserve Bank to raise interest rates in December 2016 and again in March 2017. Meanwhile, leading stock market indexes hit record highs in late 2016 and early 2017 amid strength in corporate profits and the broader U.S. economy. Investor expectations that the Republican Party’s newly-won control of the U.S. presidency along with its majorities in both houses of the U.S. Congress would bolster economic growth while lowering certain taxes further supported U.S. financial assets.

While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe. In the U.K., a populist drive to exit the European Union won a surprise victory in mid-2016. While global financial markets generally rebounded from the sharp sell-off that followed the June 23rd referendum, the ultimate impact of the so-called Brexit remained uncertain and was seen as a drag on the U.K. economy. In November, Donald Trump, who campaigned on a platform that included tighter restrictions on immigration and protective trade policies, won the U.S. presidency. While voters in the Netherlands declined to give the anti-immigrant Party for Freedom a majority in the lower house of Parliament, populist parties were vying for power in France, Germany and elsewhere.

Each of these parties and their leaders — both in the U.S. and elsewhere — share broad policy goals that prioritize restricting immigration and shunning supranational trade agreements. Given that immigration and free trade are key drivers of economic growth in advanced, post-industrial nations, it remains to be seen how much electoral support these shared agendas would earn.

In the face of all this, U.S. and foreign financial markets generally rewarded investors with positive returns for the twelve months through February 28, 2017. Over time, we believe financial markets will continue to reward those investors who maintain patience and discipline in the context of a properly diversified portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

U.S. financial markets generally provided positive returns for the twelve month reporting period amid continued growth in the U.S. economy and rising domestic interest rates. While U.S. equity outperformed most other asset classes, commodities and corporate bonds also had positive returns. At the end of June 2016, the U.K.’s vote to exit from the European Union led to a global sell-off in financial markets. However, U.S. markets rebounded within a month.

Commodities prices stabilized during the reporting period and global oil prices reached 15-month highs in October. Oil prices were further bolstered by the Organization of Petroleum Exporting Countries’ decision to curb production.

Following the November 8, 2016, elections, the Republican Party assumed control of the presidency and retained its majority in both houses of the U.S. Congress. In the following months, key U.S. equity benchmarks reached multiple record closing highs. While U.S. Treasury bonds underperformed other bond market sectors, corporate bonds and high-yield bonds (also known as “junk bonds”) posted positive returns as investors sought higher yields on fixed-income assets.

However, investor expectation of changes to tax rates for corporate and municipal bonds hurt returns on municipal bonds. The rally in U.S. equity markets also drew investment away from the municipal bond market. For the twelve months ended February 28, 2017, the Bloomberg Barclays Municipal Bond Index returned 0.25%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	(0.16)%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	0.02%

Net Assets as of 2/28/2017 (In Thousands)	$270,811
Duration as of 2/28/2017	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

The Fund’s overweight position in the education and water & sewer bond sectors were leading detractors from relative performance. The Fund’s underweight position to short duration pre-refunded bonds also detracted from relative performance.

Relative to the Benchmark, the Fund’s overweight position in the housing sector and industrial development revenue/pollution control revenue bond sector, as well as its underweight position in state and local general obligation bonds were leading contributors to performance. The Fund’s relative underweight position in the five-to-nine year duration range also contributed to relative performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the twelve month period, the Fund’s overall duration was roughly in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	22.6%
AA	49.8
A	17.9
BBB	5.2
BB	0.6
NR	3.9

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 0.8% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge*		(4.10)%	1.37%	2.89%
Without Sales Charge		(0.40)	2.14	3.28
CLASS C SHARES	November 4, 1997
With CDSC**		(1.87)	1.56	2.70
Without CDSC		(0.87)	1.56	2.70
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 9, 1993	(0.16)	2.39	3.53

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	(0.36)%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	0.02%

Net Assets as of 2/28/2017 (In Thousands)	$121,426
Duration as of 2/28/2017	4.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overweight position and longer duration in local general obligation bonds was a leading detractor from performance during the reporting period.

Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s overweight position in the leasing sector also detracted from relative performance.

The Fund’s overweight positions and shorter relative duration in pre-refunded bonds and housing bonds were leading contributors to performance relative to the Benchmark. The Fund’s shorter duration in bonds rated AAA also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s average duration contracted relative to the Benchmark as interest rates moved upward during the latter part of the reporting period. The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund managers preferred essential service sectors. However, Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the Ohio municipal bond market.

CREDIT QUALITY ALLOCATIONS***
AAA	16.6%
AA	70.5
A	9.5
BBB	2.0
NR	1.4

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 22.1% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(4.33)%	0.89%	2.76%
Without Sales Charge		(0.59)	1.66	3.16
CLASS C SHARES	February 19, 2005
With CDSC**		(2.19)	1.05	2.54
Without CDSC		(1.19)	1.05	2.54
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 1991	(0.36)	1.92	3.42

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ohio Municipal Bond Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares) [1]*	(0.37)%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (formerly Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index)	0.29%

Net Assets as of 2/28/2017 (In Thousands)	$2,076,038
Duration as of 2/28/2017	3.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Select Class Shares underperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer duration profile detracted from performance as interest rates rose. Generally, bond yields in the three-to-five year portion of the yield curve rose more than the shorter and longer portions during the reporting period and the Fund’s overweight positions in the short and long portions of the curve also detracted from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s relative longer duration in the local general obligation and the hospital sectors also detracted from relative performance, as did the Fund’s underweight position in short duration pre-refunded bonds.

The Fund’s relative shorter duration in the electric sector and the industrial redevelopment revenue/pollution control revenue sector were leading positive contributors to performance relative to the Benchmark. The Fund’s underweight positions in bonds issued by the states of Florida and Massachusetts also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	29.1%
AA	49.0
A	19.8
BBB	1.3
NR	0.8

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 4.7% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were no longer offered.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		(2.96)%	0.03%	1.47%
Without Sales Charge		(0.69)	0.49	1.70
CLASS C SHARES	November 1, 2001
With CDSC**		(2.27)	(0.03)	1.18
Without CDSC		(1.27)	(0.03)	1.18
CLASS I SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	June 19, 2009	(0.20)	0.97	2.15
SELECT CLASS SHARES	May 4, 1998	(0.37)	0.75	1.96

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception are based on the performance of Select Class Shares. The actual returns of Class I Shares would have been different than those shown because Class I Shares had different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate

Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.03)%
Bloomberg Barclays Municipal Bond Index (formerly Barclays Municipal Bond Index)	0.25%

Net Assets as of 2/28/2017 (In Thousands)	$322,395
Duration as of 2/28/2017	6.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2017, the Fund’s Class A Shares underperformed the Bloomberg Barclays Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer duration profile and its underweight position in A-rated bonds detracted from performance during the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s longer duration profile in the special tax sector and its underweight position in industrial development revenue/pollution control revenue bond sector also detracted from relative performance.

During the reporting period, the Fund’s overall duration profile moved from being longer relative to the Benchmark to being shorter than the Benchmark, which helped relative performance as U.S. interest rates rose. Bonds with five-year maturities generally had negative returns during the reporting period and the Fund’s underweight position in the five-year portion of the yield curve also helped relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s overweight position in pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. For liquidity, and to enhance the Fund’s overall credit quality, the Fund maintained its overweight position versus the Benchmark in pre-refunded bonds.

CREDIT QUALITY ALLOCATIONS***
AAA	18.7%
AA	59.4
A	13.0
BBB	6.0
NR	2.9

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P, is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 22.1% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		(3.78)%	2.20%	3.28%
Without Sales Charge		(0.03)	2.99	3.68
CLASS C SHARES	July 1, 2008
With CDSC**		(1.66)	2.30	2.99
Without CDSC		(0.66)	2.30	2.99
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 1, 1995	0.09	3.16	3.86

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/07 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Index from February 28, 2007 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

FOR THE PERIOD MAY 31, 2016 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	0.65%
Bloomberg Barclays 1 Year Municipal Bond Index (formerly Barclays 1 Year Municipal Bond Index)	0.51%

Net Assets as of 2/28/2017 (In Thousands)	$32,175
Duration as of 2/28/2017	0.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the period ended February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Relative to the Benchmark, the Fund’s shorter duration profile was a leading contributor to performance amid rising interest rates. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. Overall, lower quality bonds generally outperformed higher quality bonds and the Fund’s overweight position in bonds rated A and BBB, as well as its underweight position in bonds rated AAA also contributed to relative performance. The Fund’s overweight position in education bonds was the leading detractor from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers sought to maintain an average weighted maturity of two years or less and used a risk/reward analysis to identify investments that they believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	13.8%
AA	48.7
A	20.5
BBB	9.7
BB	1.5
NR	5.8

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard and Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

Although the Credit Quality Allocations table reflects the ratings of the bonds detailed in the Schedule of Investments, 4.8% of the investments in the table is held in prerefunded municipal bonds or escrowed to maturity securities. Prerefunded municipal bonds and escrowed to maturity securities are bonds the principal and interest of which are to be paid by Treasuries, Agencies and other government securities that have been placed in escrow accounts. For both prerefunded and escrowed to maturity securities, the credit status is considered the same, the only difference is prerefundeds are paid off at a call date while escrowed to maturity are retired at maturity.

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

FOR THE PERIOD MAY 31, 2016 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	May 31, 2016
With Sales Charge**		(1.74)%
Without Sales Charge		0.52
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 31, 2016	0.65

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years.

The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 93.9% (t)
	Alabama — 0.8%
	Utility — 0.8%
2,000	The Lower Alabama Gas District, Gas Project, Series A, Rev., 5.000%, 09/01/31	2,268

	Alaska — 0.8%
	Housing — 0.4%
1,000	Alaska Housing Finance Corp., General Mortgage, Series A, Rev., 3.500%, 06/01/46	1,053

	Other Revenue — 0.4%
1,195	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	1,201

	Total Alaska	2,254

	Arizona — 2.1%
	Water & Sewer — 2.1%
2,645	City of Scottsdale, Water & Sewer System, Rev., 5.250%, 07/01/22	3,140
2,150	City of Tucson, Water System, Rev., 5.000%, 07/01/24	2,558

	Total Arizona	5,698

	California — 1.7%
	General Obligation — 0.3%
1,000	Salinas Union High School District, GO, BAN, Zero Coupon, 08/01/20	939

	Housing — 0.1%
205	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	209

	Industrial Development Revenue/Pollution Control Revenue — 0.6%
1,750	California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series B-2, Rev., VAR, AMT, 3.125%, 11/03/25	1,750

	Other Revenue — 0.3%
750	State of California, Department of Veterans Affairs, Series B, Rev., 3.500%, 12/01/45	792

	Transportation — 0.4%
1,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, 1.875%, 04/01/19	1,011

	Total California	4,701

	Colorado — 2.4%
	Certificate of Participation/Lease — 0.2%
625	Pueblo County Judicial Complex Project, COP, AGM, 5.000%, 09/15/21	705

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — 0.4%
	Colorado Educational & Cultural Facilities Authority, University Corp. for Atmospheric Research Project,
450	Rev., 4.000%, 09/01/20	485
470	Rev., 5.000%, 09/01/22	536

		1,021

	General Obligation — 0.4%
1,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	1,147

	Hospital — 1.3%
2,415	Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project, Series B, Rev., 5.000%, 09/01/22	2,457
1,000	University of Colorado Hospital Authority, Series C-1, Rev., VAR, 4.000%, 03/01/20	1,063

		3,520

	Housing — 0.1%
	Denver City & County, Single Family Home Mortgage, Metropolitan Mayors Caucus Program,
70	Rev., GNMA COLL, 6.150%, 11/01/34	71
25	Series A, Rev., GNMA/FNMA/FHLMC, 7.300%, 11/01/31	25
115	El Paso County, Single Family Mortgage, Southern Front Range Region Program, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	117

		213

	Total Colorado	6,606

	Connecticut — 2.4%
	Education — 1.6%
	Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program,
760	Series A, Rev., 4.000%, 11/15/19	794
1,560	Series A, Rev., 5.250%, 11/15/23	1,740
1,500	Series A, Rev., 5.250%, 11/15/24	1,672

		4,206

	Housing — 0.8%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
585	Subseries A-1, Rev., 4.000%, 11/15/45	627
500	Subseries A-1, Rev., 4.000%, 11/15/47	540
990	Subseries E-1, Rev., 3.500%, 11/15/46	1,044

		2,211

	Total Connecticut	6,417

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Delaware — 0.2%
	Housing — 0.2%
	Delaware State Housing Authority, Senior Single Family Mortgage,
375	Series A-1, Rev., AMT, 4.900%, 07/01/29	394
205	Series D-1, Rev., AMT, GNMA/FNMA/FHLMC, 4.625%, 01/01/23	206

	Total Delaware	600

	District of Columbia — 1.3%
	Water & Sewer — 1.3%
3,000	District of Columbia Water & Sewer Authority Public Utility, Subordinate Lien, Green Bonds, Series A, Rev., 5.000%, 10/01/45	3,388

	Florida — 12.9%
	Certificate of Participation/Lease — 3.9%
4,000	Collier County School Board, Master Lease Program, Series A, COP, AGM, 5.250%, 02/15/21	4,564
2,250	South Florida Water Management District, COP, 5.000%, 10/01/32	2,554
3,000	The School Board of Miami-Dade County, Series D, COP, 5.000%, 02/01/27	3,488

		10,606

	Hospital — 0.5%
1,100	Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group, Rev., 5.000%, 12/01/21	1,240

	Housing — 1.0%
345	Broward County Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA/FHLMC, 4.500%, 04/01/27	345
	Florida Housing Finance Corp., Homeowner Mortgage, Special Program,
510	Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	530
570	Series B, Rev., GNMA COLL, 4.500%, 01/01/29	600
525	Series B, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29	553
415	Orange County Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.125%, 09/01/38	425
310	Pinellas County Housing Finance Authority, Multi-County Program, Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 09/01/27	310

		2,763

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 1.8%
835	Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project, Series A, Rev., AMT, AGM, 5.000%, 04/01/24	938
500	County of Escambia, Pollution Control, Gulf Power Company Project, Rev., VAR, 2.100%, 04/11/19	507
1,600	County of Lee, Florida Solid Waste System, Rev., AMT, NATL-RE, 5.000%, 10/01/22	1,817
1,545	Palm Beach County, Solid Waste Authority, Rev., BHAC, 5.500%, 10/01/22	1,719

		4,981

	Other Revenue — 0.9%
2,000	Miami Beach Redevelopment Agency, Historic Convention Village, Series A, Rev., 5.000%, 02/01/27	2,307

	Prerefunded — 0.2%
455	Palm Beach County, Solid Waste Authority, Rev., BHAC, 5.500%, 10/01/19 (p)	506

	Transportation — 1.7%
2,635	City of Orlando, Greater Orlando Aviation Authority, Airport Facilities, Series B, Rev., AMT, 5.000%, 10/01/26	2,916
1,500	Tampa-Hillsborough County Expressway Authority, Series A, Rev., 5.000%, 07/01/27	1,692

		4,608

	Utility — 2.9%
5,000	City of Port St. Lucie, Utility Systems, Rev., NATL-RE, 5.250%, 09/01/24	5,902
800	Florida Municipal Power Agency, All Requirements Power Supply Project, Series A, Rev., 5.000%, 10/01/30	928
1,000	Pasco County, Solid Waste Disposal & Resource Recovery System, Rev., AMT, 5.000%, 10/01/20	1,119

		7,949

	Total Florida	34,960

	Georgia — 0.9%
	Hospital — 0.4%
860	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A, Rev., RAN, 5.000%, 02/15/26	997

	Housing — 0.5%
540	Atlanta Urban Residential Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 03/01/41	567

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
750	Georgia Housing & Finance Authority, Single Family Mortgage, Series A, Rev., 4.000%, 12/01/47	811

		1,378

	Total Georgia	2,375

	Illinois — 1.4%
	General Obligation — 0.8%
2,000	Chicago Board of Education, Series C, GO, AGC-ICC, 5.250%, 12/01/26	2,088

	Housing — 0.6%
	City of Aurora, Single Family Mortgage,
193	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.500%, 12/01/39	199
179	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	183
20	City of Peoria, City of Moline & City of Freeport, Collateralized Single Family Mortgage, Series A, Rev., GNMA COLL, 7.600%, 04/01/27	20
1,300	Illinois Housing Development Authority, Homeowner Mortgage, Series C, Rev., 3.500%, 08/01/46	1,363

		1,765

	Total Illinois	3,853

	Indiana — 3.1%
	Hospital — 0.7%
1,670	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-1, Rev., 5.000%, 11/15/34	1,874

	Housing — 0.3%
625	Indiana Housing & Community Development Authority, Home First Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/28	657

	Industrial Development Revenue/Pollution Control Revenue — 1.6%
2,000	City of Whiting, Environmental Facilities, BP Products North America, Inc. Project, Rev., VAR, AMT, 5.000%, 11/01/22	2,260
1,880	County of St. Joseph, Economic Development, St. Mary’s College Project, Series A, Rev., 5.000%, 04/01/26	2,181

		4,441

	Water & Sewer — 0.5%
1,250	Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project, Series A, Rev., 5.000%, 10/01/30	1,405

	Total Indiana	8,377

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Iowa — 0.9%
	Education — 0.6%
	Iowa Student Loan Liquidity Corp., Student Loan,
500	Series A, Rev., AMT, 5.000%, 12/01/18	531
1,000	Series A, Rev., AMT, 5.000%, 12/01/25	1,133

		1,664

	Housing — 0.3%
	Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program,
135	Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	141
685	Series A, Rev., GNMA/FNMA/FHLMC, 4.000%, 07/01/46	735

		876

	Total Iowa	2,540

	Kentucky — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
500	County of Carroll, Pollution Control, Kentucky Utilities Company Project, Series A, Rev., VAR, 1.050%, 09/01/19	494

	Louisiana — 0.3%
	Housing — 0.3%
148	East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	152
350	Louisiana Housing Finance Agency, Single Family Mortgage, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/40	359
140	Louisiana Housing Finance Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 4.600%, 12/01/28	144

	Total Louisiana	655

	Maine — 0.6%
	Housing — 0.6%
	Maine State Housing Authority,
1,010	Series A, Rev., 4.000%, 11/15/45	1,079
325	Series A-1, Rev., AMT, 4.500%, 11/15/28	342
265	Series B, Rev., 4.000%, 11/15/43	278

	Total Maine	1,699

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Massachusetts — 9.1%
	Education — 0.8%
1,000	Massachusetts Educational Financing Authority, Education Loan, Rev., AMT, 5.000%, 07/01/21	1,103
820	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series L, Rev., 5.250%, 07/01/33	1,050

		2,153

	General Obligation — 1.1%
2,500	Commonwealth of Massachusetts, Series B, GO, AGM, 5.250%, 09/01/21	2,920

	Housing — 0.3%
	Massachusetts Housing Finance Agency, Single Family Housing,
405	Series 169, Rev., 4.000%, 12/01/44	424
500	Series 183, Rev., 3.500%, 12/01/46	524

		948

	Water & Sewer — 6.9%
5,000	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.250%, 08/01/24	6,134
	Massachusetts Water Resources Authority,
7,925	Series B, Rev., AGM, 5.250%, 08/01/28	9,904
2,000	Series B, Rev., AGM, 5.250%, 08/01/29	2,515

		18,553

	Total Massachusetts	24,574

	Michigan — 1.3%
	Housing — 0.5%
1,330	Michigan State Housing Development Authority, Single-Family Mortgage, Series B, Rev., 3.500%, 06/01/47	1,391

	Industrial Development Revenue/Pollution Control Revenue — 0.8%
570	Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project, Series CC, Rev., VAR, 1.450%, 09/01/21	556
1,395	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	1,526

		2,082

	Total Michigan	3,473

	Minnesota — 2.5%
	General Obligation — 0.0% (g)
35	State of Minnesota, Series A, GO, 5.000%, 10/01/21 (p)	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 2.5%
	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program,
415	Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/35	437
382	Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 12/01/40	384
17	Series B, Rev., GNMA/FNMA/FHLMC, 5.150%, 12/01/38	17
590	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/19	592
	Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs,
172	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/40	173
535	Series A-2, Rev., GNMA/FNMA/FHLMC, 5.520%, 03/01/41	563
	Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program,
520	Series A, Rev., GNMA/FNMA/FHLMC, 4.250%, 07/01/28	540
285	Series D, Rev., GNMA/FNMA/FHLMC, 4.500%, 07/01/34	297
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.250%, 08/01/24	1,147
1,070	Rev., 5.250%, 08/01/25	1,208
825	Rev., 5.250%, 08/01/26	930
390	Minnesota Housing Finance Agency, Residential Housing Finance, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 07/01/40	404

		6,692

	Total Minnesota	6,732

	Mississippi — 0.7%
	Housing — 0.7%
590	Mississippi Home Corp., Home Ownership Mortgage, Series A, Rev., GNMA COLL, 4.500%, 12/01/31	617
1,165	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/38	1,206

	Total Mississippi	1,823

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Missouri — 1.6%
	Housing — 0.8%
1,865	Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program, Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.500%, 05/01/41	1,964
280	Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program, Series E-1, Rev., GNMA/FNMA/FHLMC, 5.000%, 11/01/27	295

		2,259

	Transportation — 0.8%
2,105	City of St. Louis, Lambert-St. Louis International Airport, Series B, Rev., AMT, AGM, 5.000%, 07/01/19	2,134

	Total Missouri	4,393

	Nevada — 0.0% (g)
	Housing — 0.0% (g)
73	Nevada Rural Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 11/01/40	75

	New Hampshire — 2.1%
	Education — 2.0%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,302
900	Rev., NATL-RE, 5.500%, 06/01/27	1,125

		5,427

	Housing — 0.1%
245	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 07/01/38	259

	Total New Hampshire	5,686

	New Jersey — 3.3%
	Education — 1.0%
250	New Jersey Educational Facilities Authority, College of New Jersey Issue, Series A, Rev., 5.000%, 07/01/18	263
	New Jersey Higher Education Student Assistance Authority, Senior Student Loan,
500	Series 1A, Rev., AMT, 5.000%, 12/01/19	537
1,750	Series 1A, Rev., AMT, 5.000%, 12/01/24	1,943

		2,743

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.5%
1,215	Egg Harbor Township Board of Education, GO, AGM, 5.750%, 07/15/24	1,494

	Hospital — 0.8%
	New Jersey Health Care Facilities Financing Authority, University Hospital Issue,
1,000	Series A, Rev., AGM, 5.000%, 07/01/22	1,128
820	Series A, Rev., AGM, 5.000%, 07/01/23	932

		2,060

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
500	Gloucester County Improvement Authority, Solid Waste Resource Recovery, Waste Management, Inc. Project, Series A, Rev., VAR, 2.125%, 12/01/17	503

	Transportation — 0.8%
2,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 5.500%, 12/15/21	2,191

	Total New Jersey	8,991

	New York — 10.8%
	Housing — 1.5%
	New York Mortgage Agency, Homeowner Mortgage,
1,745	Series 195, Rev., 4.000%, 10/01/46	1,878
1,665	Series 197, Rev., 3.500%, 10/01/44	1,755
345	New York State Mortgage Agency, 39th Series, Rev., 5.000%, 04/01/28	362

		3,995

	Other Revenue — 2.8%
4,000	New York State Dormitory Authority, State Sales Tax, Series B, Rev., 5.000%, 03/15/30	4,713
	Niagara Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Bonds,
400	Rev., 5.000%, 05/15/22	452
1,660	Rev., 5.000%, 05/15/23	1,896
500	TSASC, Inc., Tobacco Settlement, Series B, Rev., 5.000%, 06/01/20	537

		7,598

	Prerefunded — 0.0% (g)
5	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/19 (p)	5

	Special Tax — 0.8%
1,995	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/24	2,154

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 3.0%
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Rev., 5.000%, 11/15/29	3,502
3,000	Port Authority of New York & New Jersey, Consolidated, 194th Series, Rev., 5.000%, 10/15/30	3,515
1,000	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series B, Rev., 5.000%, 11/15/29	1,164

		8,181

	Water & Sewer — 2.7%
1,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series FF, Rev., 5.000%, 06/15/31	1,166
	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution,
2,500	Series A, Rev., 5.250%, 06/15/27	2,730
3,000	Series B, Rev., 5.000%, 06/15/28	3,423

		7,319

	Total New York	29,252

	North Carolina — 2.5%
	Housing — 0.2%
500	North Carolina Housing Finance Agency, Homeownership, Series A, Rev., AMT, 3.500%, 07/01/39	524

	Other Revenue — 0.4%
1,000	County of Randolph, Limited Obligation, Series B, Rev., 5.000%, 10/01/26	1,192

	Prerefunded — 0.6%
1,355	University of North Carolina, Series A, Rev., 5.250%, 10/01/19 (p)	1,498

	Water & Sewer — 1.3%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/22	3,636

	Total North Carolina	6,850

	North Dakota — 2.4%
	Housing — 1.6%
	North Dakota Housing Finance Agency, Home Mortgage Finance Program,
460	Series B, Rev., 5.000%, 07/01/28	485
610	Series D, Rev., 3.500%, 07/01/46	641
1,945	Series D, Rev., 4.000%, 07/01/46	2,086

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
645	Series D, Rev., 4.500%, 01/01/29	673
495	Series F, Rev., AMT, 4.500%, 01/01/35	517

		4,402

	Utility — 0.8%
2,000	McLean County, Solid Waste Facilities, Great River Energy Project, Series A, Rev., 4.875%, 07/01/26	2,115

	Total North Dakota	6,517

	Ohio — 2.1%
	General Obligation — 0.7%
1,500	Lakota Local School District, Series A, GO, NATL-RE, 5.250%, 12/01/25	1,826

	Housing — 0.7%
1,570	Ohio Housing Finance Agency Residential Mortgage, Mortgage-Backed Securities Program, Series D, Rev., 4.000%, 03/01/47	1,688
30	Ohio Housing Finance Agency, Single Family Mortgage, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 11/01/28	31

		1,719

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
1,615	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Series B, Rev., 5.000%, 12/01/29	1,922

	Utility — 0.0% (g)
75	American Municipal Power, Inc., Unrefunded Balance, Prairie State Energy Campus Project, Series A, Rev., 5.250%, 02/15/21	78

	Total Ohio	5,545

	Oklahoma — 0.4%
	Housing — 0.4%
600	Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 10/01/38	618
460	Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program, Series A, Rev., GNMA COLL, 4.375%, 09/01/27	476

		1,094

	Other Revenue — 0.0% (g)
38	IDK Partners III Trust, Mortgage Pass-Through Certificates, Class A, Rev., 5.100%, 08/01/23	38

	Total Oklahoma	1,132

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Oregon — 0.5%
	Housing — 0.5%
1,240	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	1,319

	Pennsylvania — 3.1%
	Housing — 1.7%
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
1,735	Series 118A, Rev., AMT, 3.500%, 04/01/40	1,802
1,945	Series 121, Rev., 3.500%, 10/01/46	2,041
600	Series 122, Rev., 4.000%, 10/01/46	645

		4,488

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series A, Rev., 2.625%, 11/01/21	1,026

	Other Revenue — 0.8%
2,000	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.000%, 04/15/19	2,149

	Transportation — 0.2%
600	Allegheny County Airport Authority, Pittsburgh International Airport, Series A-1, Rev., AMT, 5.000%, 01/01/26	652

	Total Pennsylvania	8,315

	Rhode Island — 1.7%
	Education — 0.6%
	Rhode Island Student Loan Authority, Student Loan Program,
650	Series A, Rev., AMT, 5.000%, 12/01/18	686
1,000	Series A, Rev., AMT, 5.000%, 12/01/19	1,077

		1,763

	Transportation — 1.1%
2,600	Rhode Island Economic Development Corp., Series B, Rev., 5.000%, 07/01/22	2,906

	Total Rhode Island	4,669

	South Carolina — 0.5%
	Housing — 0.5%
	South Carolina State Housing Finance & Development Authority,
320	Series 1, Rev., GNMA COLL, 5.000%, 01/01/28	337

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
400	Series A, Rev., 4.000%, 01/01/47	432
560	Series B-2, Rev., AMT, 4.000%, 07/01/43	594

	Total South Carolina	1,363

	South Dakota — 1.0%
	Housing — 1.0%
	South Dakota Housing Development Authority, Homeownership Mortgage,
2,335	Series D, Rev., 4.000%, 11/01/45	2,512
135	Series E, Rev., 6.000%, 11/01/38	135

	Total South Dakota	2,647

	Tennessee — 2.5%
	Housing — 0.4%
95	Tennessee Housing Development Agency, Homeownership Program, Series 1C, Rev., AMT, 3.750%, 01/01/25	96
	Tennessee Housing Development Agency, Housing Finance Program,
510	Series A-1, Rev., 5.000%, 01/01/27	529
55	Series A-2, Rev., 4.200%, 07/01/25	56
320	Tennessee Housing Development Agency, Residential Finance Program, Series 2B, Rev., 4.000%, 07/01/43	336

		1,017

	Transportation — 0.4%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.750%, 07/01/25	1,095

	Utility — 0.8%
2,000	Tennessee Energy Acquisition Corp., Gas Project, Series A, Rev., 5.250%, 09/01/21	2,243

	Water & Sewer — 0.9%
2,000	Nashville & Davidson County Metropolitan Government, Water & Sewer, Series A, Rev., AGM, 5.250%, 01/01/21	2,292

	Total Tennessee	6,647

	Texas — 4.2%
	General Obligation — 1.1%
2,000	Socorro Independent School District, Series A, GO, PSF-GTD, 5.000%, 08/15/24	2,396
450	State of Texas, Water Financial Assistance, Series D, GO, 5.000%, 05/15/33	520

		2,916

	Housing — 0.7%
1,070	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 11/01/23	1,071

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
670	Texas Department of Housing & Community Affairs, Residential Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/29	712
203	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 12/01/39	203

		1,986

	Industrial Development Revenue/Pollution Control Revenue — 1.2%
	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Limited Partnership Project,
900	Rev., 4.700%, 05/01/18	929
2,000	Rev., 5.000%, 02/01/23	2,165

		3,094

	Transportation — 1.2%
2,800	Dallas Area Rapid Transit, Senior Lien, Series A, Rev., 5.000%, 12/01/32	3,245

	Total Texas	11,241

	Utah — 2.6%
	Housing — 2.2%
1,865	Utah Housing Corp., Single Family Mortgage, Series D, Rev., FHA, 4.000%, 01/01/45	1,990
3,245	Utah State Board of Regents, Student Fee & Housing System, Rev., NATL-RE, 5.250%, 04/01/23	3,844

		5,834

	Other Revenue — 0.4%
970	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.250%, 06/15/29	1,208

	Total Utah	7,042

	Vermont — 4.1%
	Education — 1.8%
	Vermont Student Assistance Corp., Education Loan,
1,000	Series A, Rev., AMT, 5.000%, 06/15/23	1,098
1,400	Series A, Rev., AMT, 5.000%, 06/15/24	1,539
2,150	Series A, Rev., AMT, 5.000%, 06/15/25	2,357

		4,994

	Housing — 2.3%
	Vermont Housing Finance Agency, Multiple Purpose,
1,800	Series A, Rev., AMT, 4.000%, 11/01/46	1,885

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
2,060	Series B, Rev., AMT, 3.750%, 11/01/45	2,137
365	Series B, Rev., AMT, 4.125%, 11/01/42	377
1,650	Series C, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.000%, 11/01/46	1,759

		6,158

	Total Vermont	11,152

	Washington — 1.8%
	General Obligation — 0.9%
2,000	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.000%, 07/01/22	2,340

	Housing — 0.2%
500	Washington Housing Finance Commission, Single-Family Program, Series 2A-R, Rev., AMT, 3.500%, 12/01/46	520

	Transportation — 0.5%
1,300	Port of Seattle, Series B, Rev., AMT, 5.000%, 09/01/25	1,452

	Utility — 0.2%
500	Chelan County Public Utility District No.1, Series A, Rev., AMT, 5.500%, 07/01/26	564

	Total Washington	4,876

	West Virginia — 1.1%
	Other Revenue — 1.1%
2,690	West Virginia Economic Development Authority, Lease, Correctional Juvenile & Public Safety Facilities, Series A, Rev., 5.000%, 06/01/29	3,058

	Total Municipal Bonds (Cost $247,613)	254,257

Weekly Demand Note — 1.5% (t)
	Connecticut — 1.5%
	Housing — 1.5%
4,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Series C-1, Rev., VRDO, 0.620%, 03/01/17 (Cost $4,000)	4,000

SHARES
Investment Company — 2.0%
391	Nuveen Quality Municipal Income Fund (Cost $5,430)	5,432

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
5,140	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $5,140)	5,140

	Total Investments — 99.3% (Cost $262,183)	268,829
	Other Assets in Excess of Liabilities — 0.7%	1,982

	NET ASSETS — 100.0%	$270,811

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 97.5% (t)
	California — 2.6%
	General Obligation — 2.6%
2,700	Foothill-De Anza Community College District, Series B, GO, NATL-RE, Zero Coupon, 08/01/28	1,880
1,500	Napa & Sonoma Counties Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/20	1,292

	Total California	3,172

	Illinois — 1.2%
	Water & Sewer — 1.2%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/20	1,505

	Ohio — 92.5%
	Certificate of Participation/Lease — 1.6%
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue System Project, COP, 5.000%, 09/01/18	1,908

	Education — 10.5%
1,285	Cuyahoga Community College District, General Receipts, Series D, Rev., 5.000%, 08/01/27	1,466
565	Miami University, A State University of Ohio, Rev., 5.000%, 09/01/33	651
	Ohio State University, General Receipts,
85	Series D, Rev., 5.000%, 12/01/26 (p)	105
85	Series D, Rev., 5.000%, 12/01/27 (p)	106
500	Ohio State University, General Receipts, Special Purpose, Series A, Rev., 5.000%, 06/01/28	575
	Ohio State University, General Receipts, Unrefunded Balance,
1,915	Series D, Rev., 5.000%, 12/01/26	2,341
1,915	Series D, Rev., 5.000%, 12/01/27	2,355
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University 2006 Project, Rev., NATL-RE, 5.250%, 12/01/19	1,829
2,000	State of Ohio, Higher Educational Facility, University of Dayton 2013 Project, Rev., 5.000%, 12/01/28	2,256
1,000	Wright State University, General Receipts, Series A, Rev., 5.000%, 05/01/26	1,109

		12,793

	General Obligation — 18.4%
1,240	City of Cleveland, Various Purpose, GO, 5.000%, 12/01/26	1,445
2,470	City of Columbus, Unlimited Tax, Various Purpose, Series B, GO, 5.000%, 12/01/32	2,871

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
2,500	County of Butler, Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,019
	County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,141
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,630
1,800	GO, NATL-RE, 5.250%, 12/01/25	2,185
1,000	Franklin & Licking Counties, New Albany Plain Local School District, Various Purpose, GO, 5.000%, 12/01/25	1,120
1,500	State of Ohio, Common Schools, Series B, GO, 5.000%, 09/15/26	1,703
	State of Ohio, Higher Educational,
1,500	Series C, GO, 5.000%, 11/01/31	1,744
1,000	Series C, GO, 5.000%, 11/01/33	1,151
1,000	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 03/01/29	1,147
1,000	Toledo City School District, School Facilities Improvement, GO, 5.000%, 12/01/23	1,129

		22,285

	Hospital — 9.8%
	County of Franklin, Hospital Facilities, OhioHealth Corp.,
1,000	Rev., 5.000%, 05/15/27	1,147
500	Rev., 5.000%, 05/15/31	570
	State of Ohio, Hospital, Cleveland Clinic Health System Obligated Group,
2,000	Series A, Rev., 5.000%, 01/01/26	2,058
1,500	Series B, Rev., 5.000%, 01/01/25	1,593
	State of Ohio, University Hospital Health System, Inc.,
1,500	Series A, Rev., 5.000%, 01/15/20	1,646
550	Series A, Rev., 5.000%, 01/15/24	592
1,000	Series A, Rev., 5.000%, 01/15/28	1,115
1,885	Series A, Rev., 5.000%, 01/15/32	2,084
1,000	Series A, Rev., 5.250%, 01/15/23	1,089

		11,894

	Housing — 3.2%
510	County of Cuyahoga, Multi-Family Housing, Allerton Apartments Project, Series A, Rev., FHA, GNMA COLL, 4.900%, 08/20/22	526
45	County of Trumbull, Multi-Family Housing, Royal Mall Apartments Project, Series A, Rev., FHA, GNMA COLL, 4.800%, 05/20/17	45

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
	Ohio Housing Finance Agency,
1,000	Series A, Rev., AGM, 5.000%, 04/01/22	1,004
500	Series A, Rev., AGM, 5.000%, 04/01/27	502
1,245	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/21	1,273
45	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, FHA, GNMA COLL, 4.500%, 11/20/17	45
415	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Program, Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 09/01/23	425
35	Summit County Port Authority, Multi-Family Housing, Callis Tower Apartments Project, Rev., FHA, GNMA COLL, 4.500%, 09/20/17	35

		3,855

	Other Revenue — 10.5%
	City of Cleveland, Parking Facilities,
440	Rev., AGM, 5.250%, 09/15/21 (p)	514
930	Rev., AGM, 5.250%, 09/15/21	1,053
1,310	County of Cuyahoga, Economic Development, Shaker Square Project, Series D, Rev., 5.000%, 12/01/25	1,453
1,250	County of Cuyahoga, Various Purpose, Rev., 5.000%, 12/01/29	1,453
115	Franklin County Convention Facilities Authority, Rev., RAN, 5.000%, 12/01/22	118
	Ohio State Building Authority, State Facilities, Administrative Building Fund Projects,
1,000	Series B, Rev., 5.000%, 10/01/23	1,096
1,220	Series B, Rev., 5.000%, 10/01/24	1,336
1,235	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/21	1,416
1,000	State of Ohio, Cultural & Sports Capital Appreciation Facilities, Series A, Rev., 5.250%, 10/01/20	1,129
1,235	State of Ohio, Parks & Recreation Capital Facilities, Series II-A, Rev., 5.000%, 12/01/20	1,395
1,500	State of Ohio, Parks & Recreation Improvement Fund Projects, Series C, Rev., 5.000%, 12/01/31	1,747

		12,710

	Prerefunded — 20.2%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project, Series A, Rev., AGC, 5.000%, 02/15/19 (p)	1,078

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
1,530	Beavercreek City School District, Counties of Greene & Montgomery, School Improvement, GO, 5.000%, 06/01/19 (p)	1,665
2,895	Central Ohio Solid Waste Authority, Solid Waste Facilities Improvement, Limited Tax, GO, 5.000%, 06/01/22 (p)	3,396
2,000	City of Avon, Series B, GO, 5.000%, 12/01/18 (p)	2,141
1,500	City of Columbus, Limited Tax, Various Purpose, Series B, GO, 5.000%, 08/15/23 (p)	1,792
1,500	City of Columbus, Unlimited Tax, Various Purpose, Series A, GO, 5.000%, 07/01/21 (p)	1,727
1,000	City of Strongsville, Limited Tax, Various Purpose, GO, 5.000%, 12/01/18 (p)	1,070
1,000	County of Franklin, City of Columbus, School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/19 (p)	1,087
1,405	Delaware & Franklin Counties, Olentangy Local School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/18 (p)	1,478
1,000	Franklin, Delaware & Union Counties, Dublin City School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/18 (p)	1,071
1,835	Ohio State Building Authority, State Facilities, Administrative Building Fund Projects, Series A, Rev., 5.000%, 04/01/19 (p)	1,985
1,745	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series A, Rev., 5.000%, 04/01/19 (p)	1,888
2,185	State of Ohio, Higher Educational Facility, Otterbein College 2008 Project, Series A, Rev., 5.500%, 12/01/18 (p)	2,358
1,750	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 03/01/18 (p)	1,830

		24,566

	Transportation — 7.6%
2,000	City of Cleveland, Airport System, Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,199
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/22	2,127
1,185	Series A, Rev., 5.000%, 02/15/23	1,261
2,000	Series A, Rev., 5.250%, 02/15/27	2,471
1,000	State of Ohio, Capital Facilities Lease Appropriation, Series A, Rev., 5.000%, 04/01/30	1,144

		9,202

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 1.7%
	City of Hamilton, Electric System,
950	Series A, Rev., AGC, 5.000%, 10/01/20	1,033
1,000	Series A, Rev., AGC, 5.000%, 10/01/21	1,082

		2,115

	Water & Sewer — 9.0%
	City of Columbus, Sewerage System,
1,000	Rev., 5.000%, 06/01/28	1,172
1,950	Rev., 5.000%, 06/01/29	2,316
1,880	Rev., 5.000%, 06/01/30	2,220
1,000	City of Toledo, Water System, Series A, Rev., 5.000%, 11/15/25	1,125
	Ohio State Water Development Authority, Fresh Water,
2,000	Rev., 5.500%, 12/01/21	2,377
1,500	Series A, Rev., 5.000%, 12/01/30	1,781

		10,991

	Total Ohio	112,319

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 1.2%
	Housing — 1.2%
1,500	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series A, Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	1,494

	Total Municipal Bonds (Cost $113,192)	118,490

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
1,648	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $1,648)	1,648

	Total Investments — 98.9% (Cost $114,840)	120,138
	Other Assets in Excess of Liabilities — 1.1%	1,288

	NET ASSETS — 100.0%	$121,426

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligation — 0.0% (g)
303	FNMA REMIC, Series 2002-36, Class FS, VAR, 1.278%, 06/25/32 (Cost $303)	307

Daily Demand Notes — 0.4% (t)
	Ohio — 0.4%
	Hospital — 0.4%
	State of Ohio, University Hospitals Health System, Inc.,
5,000	Series A, Rev., VRDO, 0.850%, 03/01/17	5,000
2,500	Series B, Rev., VRDO, 0.850%, 03/01/17	2,500

	Total Ohio	7,500

	Total Daily Demand Notes (Cost $7,500)	7,500

Monthly Demand Notes — 3.5%
	Connecticut — 1.6%
	Education — 1.6%
15,000	State of Connecticut, Health & Educational Facilities Authority, Hartford Healthcare Issue, Series G, Rev., VAR, 1.483%, 04/03/17	14,947
18,775	State of Connecticut, Health & Educational Facility Authority, Series B, Rev., VAR, 1.076%, 04/03/17	18,713

	Total Connecticut	33,660

	Kansas — 0.1%
	Transportation — 0.1%
2,000	State of Kansas, Department of Transportation, Highway, Series B-3, Rev., VAR, 0.766%, 04/03/17	1,999

	Louisiana — 0.7%
	Other Revenue — 0.5%
9,500	State of Louisiana, Gasoline & Fuels Tax, Second Lien Revenue, Libor Index, Series A, Rev., VAR, 1.019%, 04/03/17	9,445

	Water & Sewer — 0.2%
4,690	East Baton Rouge Sewerage Commission, Series A, Rev., VAR, 1.049%, 04/03/17	4,665

	Total Louisiana	14,110

	New Jersey — 0.2%
	Transportation — 0.2%
4,000	New Jersey Turnpike Authority, Series B-3, Rev., VAR, 1.096%, 04/03/17	4,004

	New York — 0.9%
	Transportation — 0.7%
15,000	Triborough Bridge & Tunnel Authority, Subseries B-C, Rev., VAR, 0.926%, 04/03/17	14,855

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.2%
5,000	Long Island Power Authority, Electric System, Series C, Rev., VAR, 1.199%, 04/03/17	5,000

	Total New York	19,855

	Total Monthly Demand Notes (Cost $73,962)	73,628

Municipal Bonds — 84.4% (t)
	Alabama — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
3,480	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co., Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	3,481

	Other Revenue — 0.0% (g)
500	Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project, Rev., 5.000%, 03/01/23	583

	Utility — 0.4%
7,675	The Black Belt Energy Gas District Gas Supply, Series A, Rev., VAR, LIQ: Royal Bank of Canada, 4.000%, 06/01/21	8,270

	Total Alabama	12,334

	Alaska — 0.7%
	General Obligation — 0.7%
2,895	North Slope Borough, General Purpose, Series B, GO, 5.000%, 06/30/20	3,231
	State of Alaska,
8,230	Series A, GO, 5.000%, 08/01/17	8,377
2,000	Series B, GO, 5.000%, 08/01/18	2,112

		13,720

	Utility — 0.0% (g)
500	City of Anchorage, Electric Utilities, Senior Lien, Series A, Rev., 5.000%, 12/01/23	586

	Total Alaska	14,306

	Arizona — 0.8%
	Certificate of Participation/Lease — 0.0% (g)
500	Arizona School Facilities Board, Series A-1, COP, 5.000%, 09/01/19	545

	General Obligation — 0.1%
2,550	City of Scottsdale, GO, 5.000%, 07/01/22	2,994

	Hospital — 0.4%
	Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals,
250	Series A, Rev., 5.000%, 12/01/21	287
3,540	Series A, Rev., 5.000%, 12/01/25	4,125

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
3,000	Series A, Rev., 5.000%, 12/01/26	3,472

		7,884

	Transportation — 0.2%
	Maricopa County, Regional Public Transportation Authority, Excise Tax Revenue, Public Transportation Fund,
1,000	Rev., 5.250%, 07/01/18	1,059
3,100	Rev., 5.250%, 07/01/19	3,399

		4,458

	Water & Sewer — 0.1%
1,000	Pima County, Sewer System, Rev., 5.000%, 07/01/18	1,056

	Total Arizona	16,937

	Arkansas — 0.4%
	Education — 0.2%
	University of Arkansas, Uams Campus,
535	Rev., 5.000%, 03/01/20	593
500	Rev., 5.000%, 03/01/25	597
1,000	Rev., 5.000%, 03/01/26	1,186
1,000	Rev., 5.000%, 03/01/27	1,177

		3,553

	Hospital — 0.1%
1,410	County of Pulaski, Arkansas Children’s Hospital, Rev., 5.000%, 03/01/28	1,662

	Other Revenue — 0.0% (g)
580	City of Little Rock, Hotel & Restaurant, Rev., 5.000%, 07/01/20	647

	Water & Sewer — 0.1%
1,095	City of Fort Smith, Water & Sewer Refunding & Construction, Rev., 5.000%, 10/01/28	1,264
555	City of Little Rock, Sewer, Rev., 5.000%, 10/01/25	652

		1,916

	Total Arkansas	7,778

	California — 20.0%
	Certificate of Participation/Lease — 0.5%
	City of Chula Vista, Police Facility Project,
360	COP, 5.000%, 10/01/21	410
465	COP, 5.000%, 10/01/22	538
1,000	COP, 5.000%, 10/01/23	1,168
140	Goleta Water District, Series A, COP, AGM, 5.000%, 12/01/20	159

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — continued
	Sweetwater Union High School District,
1,000	COP, 5.000%, 09/01/24	1,176
1,440	COP, 5.000%, 09/01/25	1,706
2,000	COP, 5.000%, 09/01/27	2,386
2,830	COP, 5.000%, 09/01/28	3,336

		10,879

	Education — 1.1%
	California Educational Facilities Authority, Claremont Mckenna College,
1,575	Series A, Rev., 4.000%, 01/01/23	1,777
1,675	Series A, Rev., 4.000%, 01/01/24	1,898
11,505	Regents of the University of California, Series AK, Rev., VAR, 5.000%, 05/15/23	13,612
4,750	Regents of the University of California, Limited Project, Series I, Rev., 5.000%, 05/15/17	4,796

		22,083

	General Obligation — 7.6%
	Albany Unified School District,
230	GO, 5.000%, 08/01/25	280
760	GO, 5.000%, 08/01/27	923
1,050	Allan Hancock Joint Community College District, GO, 5.000%, 08/01/22	1,236
	City & County of San Francisco,
5,310	Series A, GO, 5.000%, 06/15/25	6,229
10,000	Series R-1, GO, 5.000%, 06/15/24	11,903
5,845	City of Los Angeles, Series B, GO, 5.000%, 09/01/18	6,210
415	Contra Costa Community College District, Election of 2014, Series A, GO, 4.000%, 08/01/25	465
5,000	County of Los Angeles, Community College District, Series C, GO, 5.000%, 06/01/26	6,151
1,000	County of Sacramento, Center Joint Unified School District, GO, Zero Coupon, 08/01/31	565
	County of Sacramento, San Juan Unified School District, Election of 2002,
525	GO, 5.000%, 08/01/17	534
395	GO, 5.000%, 08/01/18	418
860	GO, 5.000%, 08/01/19	940
775	GO, 5.000%, 08/01/20	871
1,000	County of Santa Clara, Moreland School District, GO, 5.000%, 08/01/21	1,156
6,055	County of Santa Clara, San Jose Evergreen Community College District, Series B, GO, 5.000%, 09/01/18	6,429
845	Folsom Cordova Unified School District, School Facilities Improvement District No. 2, GO, 5.000%, 10/01/17	866

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,500	Foothill-De Anza Community College District, GO, 5.000%, 08/01/28	1,785
	Grossmont Healthcare District,
1,225	Series D, GO, 5.000%, 07/15/26	1,458
1,285	Series D, GO, 5.000%, 07/15/27	1,519
1,000	Grossmont Healthcare District, Election of 2006, Series C, GO, 5.000%, 07/15/26	1,190
11,535	Los Angeles Unified School District, Series C, GO, 5.000%, 07/01/21	13,315
	Moulton-Niguel Water District Consolidated,
335	GO, 4.000%, 09/01/17	341
300	GO, 5.000%, 09/01/18	319
	Novato Unified School District,
535	GO, 4.000%, 02/01/22	598
685	GO, 5.000%, 02/01/23	810
870	GO, 5.000%, 02/01/24	1,041
1,500	GO, 5.000%, 08/01/25	1,789
1,800	GO, 5.000%, 08/01/26	2,147
1,200	Oak Grove School District, GO, 5.000%, 08/01/23	1,434
1,770	Placentia-Yorba Linda Unified School District, GO, 5.000%, 08/01/25	2,151
2,000	Salinas Union High School District, GO, BAN, Zero Coupon, 08/01/20	1,878
1,400	San Diego Community College District, GO, 5.000%, 08/01/18	1,483
	San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax,
3,825	Series R-3, GO, 5.000%, 07/01/17	3,882
6,310	Series R-3, GO, 5.000%, 07/01/19	6,891
550	San Diego Unified School District, Election of 2012, Series F, GO, 5.000%, 07/01/29	648
	San Francisco Bay Area Rapid Transit District, Election of 2004,
2,735	Series D, GO, 3.000%, 08/01/22	2,924
1,500	Series D, GO, 5.000%, 08/01/27	1,806
1,685	Series D, GO, 5.000%, 08/01/28	2,015
8,580	San Francisco Unified School District, GO, 5.000%, 06/15/18	9,046
5,190	San Francisco Unified School District, Proposition A, Election of 2011, Series B, GO, 5.000%, 06/15/24	6,051
	San Mateo County Community College District,
700	GO, 5.000%, 09/01/25	843
1,095	GO, 5.000%, 09/01/26	1,312
	State of California, Various Purpose,
1,855	GO, 5.000%, 03/01/17	1,856

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
3,560	GO, 5.000%, 11/01/23	4,229
13,210	GO, 5.000%, 03/01/26	15,749
2,000	GO, 5.000%, 09/01/27	2,278
2,500	GO, 5.000%, 09/01/28	2,837
2,810	Series B, GO, 5.000%, 09/01/23	3,330
	Walnut Valley, Unified School District,
100	GO, 5.000%, 08/01/24	120
150	GO, 5.000%, 08/01/25	182
135	GO, 5.000%, 08/01/26	166
245	GO, 5.000%, 08/01/27	298
10,495	Whittier Union School District, GO, 5.000%, 08/01/23	12,540

		157,437

	Hospital — 1.9%
1,850	California Health Facilities Financing Authority, Cedars-Sinal Medical Center, Rev., 5.000%, 11/15/25	2,226
	California Health Facilities Financing Authority, Providence Health & Services,
750	Series A, Rev., 5.000%, 10/01/21	867
1,500	Series A, Rev., 5.000%, 10/01/22	1,759
	California Health Facilities Financing Authority, St. Joseph Health System,
5,000	Series C, Rev., VAR, 5.000%, 10/15/19	5,465
10,000	Series C, Rev., VAR, 5.000%, 10/18/22	11,486
12,870	Series D, Rev., VAR, 5.000%, 10/15/20	14,426
	California Municipal Finance Authority, NorthBay Healthcare Group,
700	Series A, Rev., 2.000%, 11/01/17	702
500	Series A, Rev., 5.000%, 11/01/23	557
800	Series A, Rev., 5.000%, 11/01/24	893
745	Series A, Rev., 5.000%, 11/01/25	831
350	California Statewide Communities Development Authority, Series B, Rev., 5.000%, 08/15/26	423

		39,635

	Other Revenue — 2.9%
	Alameda County Transport Authority, Sales Tax,
5,000	Rev., 3.000%, 03/01/17	5,001
3,095	Rev., 3.000%, 03/01/18	3,163
5,000	Rev., 4.000%, 03/01/19	5,304
5,000	Rev., 4.000%, 03/01/22	5,598
1,240	Rev., 5.000%, 03/01/20	1,383

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
3,000	Anaheim Housing & Public Improvements Authority, Electric Utility Distribution Systems Refunding & Improvements, Series A, Rev., 5.000%, 10/01/32	3,365
1,000	Anaheim Public Financing Authority, Anaheim Convention Center Expansion Project, Series A, Rev., 5.000%, 05/01/17	1,008
4,500	California State Public Works Board, Department of General Services, Series F, Rev., 5.000%, 05/01/21	5,151
	Contra Costa County Transportation Authority, Sales Tax,
3,420	Series A, Rev., 4.000%, 03/01/23	3,859
3,830	Series A, Rev., 4.000%, 03/01/25	4,344
2,420	Series A, Rev., 5.000%, 03/01/23	2,874
2,000	Series A, Rev., 5.000%, 03/01/24	2,401
1,250	Series A, Rev., 5.000%, 03/01/25	1,514
1,000	Series B, Rev., 4.000%, 03/01/18	1,033
1,600	Series B, Rev., 5.000%, 03/01/18	1,669
1,750	Series B, Rev., 5.000%, 03/01/19	1,892
1,000	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.000%, 06/01/21	1,143
	Riverside Community Properties Development, Inc., Riverside County Law Building Project,
640	Rev., 5.000%, 10/15/18	679
780	Rev., 5.000%, 10/15/19	853
	San Diego County Regional Transportation Commission, Sales Tax,
250	Series A, Rev., 5.000%, 04/01/21	288
100	Series A, Rev., 5.000%, 04/01/22	118
	San Francisco Bay Area Rapid Transit District, Sales Tax,
525	Series A, Rev., 5.000%, 07/01/24	635
905	Series A, Rev., 5.000%, 07/01/25	1,104
1,700	San Francisco State Building Authority & Oakland State Building Authority, Elihu M. Harris State Office Building, Series A, Rev., 5.000%, 12/01/22	1,979
1,225	Santa Clara County Financing Authority, Capital Projects, Series A, Rev., 5.000%, 02/01/19	1,319
1,000	Santa Clara Valley Transportation Authority, Sales Tax, Series A, Rev., 5.000%, 04/01/26	1,199
1,000	Sonoma County Transportation Authority, Sales Tax, Rev., 5.000%, 12/01/24	1,210

		60,086

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
1,160	California State Public Works Board, California State University, Series E, Rev., 5.000%, 04/01/19 (p)	1,255

	Transportation — 2.4%
7,550	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, 1.875%, 04/01/19	7,637
10,000	City of Long Beach Harbor, Series C, Rev., 5.000%, 11/15/18	10,701
	City of Los Angeles Department of Airports,
1,590	Series A, Rev., AMT, 5.000%, 05/15/21	1,803
315	Series B, Rev., 4.000%, 05/15/23	354
365	Series B, Rev., 4.000%, 05/15/24	412
1,015	Series C, Rev., 4.000%, 05/15/18	1,054
1,000	Series C, Rev., 5.000%, 05/15/19	1,086
750	Series C, Rev., 5.000%, 05/15/22	874
700	Series C, Rev., 5.000%, 05/15/24	833
3,380	Series D, Rev., AMT, 5.000%, 05/15/22	3,894
2,700	Series D, Rev., AMT, 5.000%, 05/15/27	3,153
1,950	Series D, Rev., AMT, 5.000%, 05/15/28	2,258
2,550	Series D, Rev., AMT, 5.000%, 05/15/29	2,930
9,665	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.000%, 07/01/19	10,562
1,000	Los Angeles County Metropolitan Transportation Authority, Union Station Gateway Project, Rev., 5.000%, 07/01/27	1,197
255	San Bernardino County Transportation Authority, Series A, Rev., 3.000%, 03/01/17	255

		49,003

	Utility — 0.8%
	City of Los Angeles Department of Water & Power, Power System,
5,000	Series A, Rev., 4.000%, 07/01/17	5,059
10,000	Series B, Rev., 5.000%, 12/01/18	10,727
1,000	Southern California, Public Power Authority Canyon Power Project, Series A, Rev., 5.000%, 07/01/26	1,148
400	Walnut Energy Center Authority, Series A, Rev., 5.000%, 01/01/23	472

		17,406

	Water & Sewer — 2.7%
	Burlingame Financing Authority Water & Wastewater,
250	Rev., 4.000%, 04/01/20	272
200	Rev., 4.000%, 04/01/21	222
480	Rev., 5.000%, 04/01/24	577
545	Rev., 5.000%, 04/01/25	663

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
130	California State Department of Water Resources, Central Valley Project Water System, Series AI, Rev., 5.000%, 12/01/17 (p)	134
15,000	California State Department of Water Resources, Power Supply, Series L, Rev., 5.000%, 05/01/19	16,301
	City of Los Angeles Wastewater System Subordinate,
1,500	Series A, Rev., 5.000%, 06/01/18	1,579
1,250	Series A, Rev., 5.000%, 06/01/19	1,361
2,750	Series A, Rev., 5.000%, 06/01/22	3,228
	County of San Mateo, Silicon Valley Clean Water,
400	Rev., 4.000%, 02/01/19	423
320	Rev., 5.000%, 02/01/18	333
400	Rev., 5.000%, 08/01/28	475
390	Rev., 5.000%, 08/01/29	460
	East Bay Municipal Utility District, Wastewater System,
3,000	Series A, Rev., 5.000%, 06/01/20	3,367
2,330	Series B, Rev., 5.000%, 06/01/19	2,538
	Metropolitan Water District of Southern California,
4,000	Series A, Rev., 5.000%, 07/01/18	4,224
8,000	Series A, Rev., 5.000%, 07/01/19	8,739
5,000	Series C, Rev., 5.000%, 07/01/18	5,279
6,105	Series C-1, Rev., VAR, 3.000%, 10/01/19	6,364

		56,539

	Total California	414,323

	Colorado — 1.0%
	Certificate of Participation/Lease — 0.4%
	City of Longmont,
100	Series A, COP, 5.000%, 12/01/21	114
100	Series A, COP, 5.000%, 12/01/22	116
100	Series A, COP, 5.000%, 12/01/24	116
340	City of Westminster, COP, 5.000%, 12/01/25	405
	County of Boulder, Flood Reconstruction Projects,
720	COP, 5.000%, 12/01/22	809
500	COP, 5.000%, 12/01/23	561
500	COP, 5.000%, 12/01/25	560
	County of Eagle,
500	COP, 3.000%, 12/01/18	517
200	COP, 5.000%, 12/01/22	232

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — continued
	Regional Transportation District,
2,000	Series A, COP, 5.000%, 06/01/23	2,217
1,700	Series A, COP, 5.000%, 06/01/25	1,869

		7,516

	Education — 0.3%
650	Board of Governors of the University of Colorado, Enterprise System, Series B, Rev., 5.000%, 03/01/29	763
	University of Colorado, University Enterprise,
3,150	Series A, Rev., 5.000%, 06/01/22	3,680
2,300	Series B-1, Rev., 5.000%, 06/01/23	2,724

		7,167

	General Obligation — 0.1%
	Counties of Gunnison, Watershed School District No. 1,
300	GO, 4.000%, 12/01/22	337
500	GO, 5.000%, 12/01/26	590
1,000	Routt County, Colorado School District Re-2 Steamboat Springs Refunding, Series A, GO, 4.000%, 12/01/18	1,052

		1,979

	Hospital — 0.1%
2,620	University of Colorado Hospital Authority, Series C-1, Rev., VAR, 4.000%, 03/01/20	2,786

	Other Revenue — 0.0% (g)
	Denver Convention Center Hotel Authority,
375	Rev., 4.000%, 12/01/19	396
500	Rev., 4.000%, 12/01/20	533

		929

	Water & Sewer — 0.1%
1,000	Board of Water Works of Pueblo, Water, Rev., 2.000%, 11/01/18	1,016

	Total Colorado	21,393

	Connecticut — 1.4%
	General Obligation — 0.3%
6,500	State of Connecticut, Series B, GO, 5.000%, 05/15/21	7,345

	Special Tax — 1.1%
	State of Connecticut, Transportation Infrastructure, Special Tax,
4,265	Series A, Rev., 5.000%, 12/01/17	4,402
10,000	Series A, Rev., 5.000%, 09/01/28	11,620
5,750	Series B, Rev., 5.000%, 12/01/17	5,934

		21,956

	Total Connecticut	29,301

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Delaware — 0.0% (g)
	General Obligation — 0.0% (g)
120	State of Delaware, GO, 5.000%, 07/01/19	131

	District of Columbia — 0.6%
	Hospital — 0.5%
	District of Columbia Children’s Hospital,
1,100	Rev., 5.000%, 07/15/20	1,228
500	Rev., 5.000%, 07/15/21	571
850	Rev., 5.000%, 07/15/22	987
2,725	Rev., 5.000%, 07/15/23	3,202
1,100	Rev., 5.000%, 07/15/25	1,308
1,000	Rev., 5.000%, 07/15/26	1,190
2,500	Rev., 5.000%, 07/15/29	2,892

		11,378

	Transportation — 0.1%
1,475	Metropolitan Washington Airports Authority, Airport System, Series C, Rev., 5.000%, 10/01/21	1,699

	Total District of Columbia	13,077

	Florida — 1.2%
	Certificate of Participation/Lease — 0.5%
	School Board of Duval County,
1,035	Series B, COP, 5.000%, 07/01/19	1,125
750	Series B, COP, 5.000%, 07/01/21	856
	Seminole County School Board,
295	Series A, COP, 4.000%, 07/01/18	307
200	Series A, COP, 5.000%, 07/01/19	217
210	Series A, COP, 5.000%, 07/01/20	235
	St. Johns County School Board, Master Lease Program,
1,500	COP, 5.000%, 07/01/19	1,634
2,000	COP, 5.000%, 07/01/20	2,239
1,750	COP, 5.000%, 07/01/21	2,003
750	St. Lucie County School Board, Master Lease Program, Series A, COP, 5.000%, 07/01/19	813

		9,429

	Education — 0.1%
1,660	Board of Governors of the University of Florida, Student Activity, Rev., 5.000%, 07/01/20	1,860

	General Obligation — 0.1%
450	City of Port St. Lucie, GO, 4.000%, 07/01/17	455
1,000	Reedy Creek Improvement District, Series B, GO, 4.000%, 06/01/19	1,061

		1,516

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.0% (g)
150	Miami Beach Health Facilities Authority, Mt Sinai Medical Centre, Rev., 4.000%, 11/15/17	153

	Other Revenue — 0.2%
1,000	Lee County, Rev., 5.000%, 10/01/17	1,025
	St. Johns County School Sales Tax,
1,000	Rev., 5.000%, 10/01/19	1,097
1,000	Rev., 5.000%, 10/01/25	1,197
	The School Board of Escambia County, Sales Tax,
275	Rev., 5.000%, 09/01/24	326
120	Rev., 5.000%, 09/01/25	143

		3,788

	Prerefunded — 0.2%
230	Florida State Municipal Power Agency, Series A, Rev., 5.000%, 10/01/18 (p)	245
4,500	Hillsborough County Industrial Development Authority, Health Facilities Projects, University Community Hospital, Series A, Rev., 5.625%, 08/15/18 (p)	4,808

		5,053

	Transportation — 0.1%
550	City of Jacksonville, Series B, Rev., 5.000%, 10/01/17	564
	Miami-Dade County Expressway Authority, Toll System,
1,550	Series A, Rev., 5.000%, 07/01/20	1,727
625	Series A, Rev., 5.000%, 07/01/22	720

		3,011

	Total Florida	24,810

	Georgia — 3.0%
	General Obligation — 2.1%
1,065	Bryan County, School District, Sales Tax, GO, 4.000%, 08/01/17	1,080
1,000	City of Atlanta, Series A, GO, 4.000%, 12/01/19	1,077
1,400	County of Sumter, Sales Tax, GO, 4.000%, 12/01/18	1,473
	State of Georgia,
6,750	Series E, GO, 5.000%, 12/01/25	8,277
14,800	Series I, GO, 5.000%, 07/01/18	15,626
1,250	Series I, GO, 5.000%, 07/01/19	1,365
8,165	Series I, GO, 5.000%, 07/01/21	9,421
4,270	Series J-2, GO, 4.000%, 11/01/17	4,366

		42,685

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.2%
5,550	Richmond County Hospital Authority, University Health Services, Inc. Project, Rev., RAN, 3.000%, 01/01/32	5,055

	Housing — 0.1%
	Georgia Housing & Finance Authority, Single Family,
750	Series A-4, Rev., 0.800%, 06/01/17	750
700	Series A-4, Rev., 0.900%, 12/01/17	701

		1,451

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
4,000	Monroe County Development Authority, Pollution Control, Gulf Power Company Plant, Scherer Project, Rev., VAR, 2.000%, 06/21/18	4,039

	Other Revenue — 0.4%
	Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien,
1,000	Series A-1, Rev., 5.000%, 07/01/27	1,171
1,000	Series A-1, Rev., 5.000%, 07/01/28	1,159
750	Series A-1, Rev., 5.000%, 07/01/29	863
5,000	Fulton County Development Authority, Technology Athletic Association Project, Series A, Rev., 5.000%, 10/01/22	5,767

		8,960

	Total Georgia	62,190

	Guam — 0.0% (g)
	Other Revenue — 0.0% (g)
750	Government of Guam, Limited Obligation Section 30, Series A, Rev., 5.000%, 12/01/18	792

	Hawaii — 1.2%
	General Obligation — 1.2%
	City & County of Honolulu,
1,500	Series A, GO, 5.000%, 10/01/18	1,597
3,700	Series B, GO, 5.000%, 10/01/18	3,939
	State of Hawaii,
10,160	Series DY, GO, 5.000%, 02/01/20	11,278
7,640	Series EF, GO, 5.000%, 11/01/21	8,860

	Total Hawaii	25,674

	Idaho — 0.0% (g)
	Education — 0.0% (g)
565	University of Idaho, Series A, Rev., 5.000%, 04/01/22	655

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 3.1%
	Education — 0.4%
5,000	Illinois Educational Facilities Authority, University of Chicago, Series B-2, Rev., VAR, 1.550%, 02/13/20	5,028
	Illinois Finance Authority, Depaul University,
200	Rev., 5.000%, 10/01/23	233
340	Rev., 5.000%, 10/01/24	399
300	Rev., 5.000%, 10/01/25	354
500	Rev., 5.000%, 10/01/26	593
500	Rev., 5.000%, 10/01/27	586
250	Rev., 5.000%, 10/01/28	290

		7,483

	General Obligation — 1.1%
5,000	City of Chicago, Series C, GO, 5.000%, 01/01/22	5,079
4,740	City of Peoria, Tazewell County, Community College District No. 514, Series A, GO, 5.000%, 12/01/19	5,217
5	Cook County Township High School District No. 225, Series A, GO, 5.000%, 12/01/23	6
	County of Dupage, Courthouse Project,
335	GO, 5.000%, 01/01/24	395
525	GO, 5.000%, 01/01/27	620
250	GO, 5.000%, 01/01/28	294
	County of Winnebago, Public Safety,
3,065	Series A, GO, 4.000%, 12/30/19	3,268
395	Series A, GO, 4.000%, 12/30/19 (p)	426
2,800	DuPage County Forest Preserve District, GO, 5.000%, 01/01/21	3,173
	Lincoln Land Community College District No. 526,
440	GO, 4.000%, 12/15/22	472
305	GO, 5.000%, 12/15/21	346
300	McHenry County, Woodstock Community Unit School District No. 200, GO, 5.000%, 01/15/21	339
2,500	State of Illinois, GO, 4.000%, 02/01/18	2,547

		22,182

	Hospital — 0.7%
6,000	Illinois Finance Authority, Advocate Health Care, Series A-1, Rev., VAR, 5.000%, 01/15/20	6,601
2,500	Illinois Finance Authority, Edward-Elmhurst Healthcare, Series A, Rev., 5.000%, 01/01/30	2,764
2,000	Illinois Finance Authority, Northwest Community Hospital, Series A, Rev., 5.000%, 07/01/31	2,256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
	Illinois Finance Authority, Silver Cross Hospital & Medical Centers,
150	Series C, Rev., 5.000%, 08/15/21	167
500	Series C, Rev., 5.000%, 08/15/22	563
2,000	Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group, Series A, Rev., 5.000%, 02/15/27	2,328

		14,679

	Transportation — 0.5%
	City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding,
1,460	Series A, Rev., AMT, 5.000%, 01/01/20	1,592
2,580	Series A, Rev., AMT, 5.000%, 01/01/21	2,875
500	Series B, Rev., 5.000%, 01/01/20	550
5,000	Illinois State Toll Highway Authority, Senior Priority, Series B, Rev., 5.000%, 12/01/17	5,159

		10,176

	Utility — 0.4%
4,000	City of Springfield, Senior Lien Electric, Rev., 5.000%, 03/01/26	4,610
4,500	Illinois Municipal Electric Agency, Power Supply System, Series A, Rev., 5.000%, 02/01/19	4,817

		9,427

	Total Illinois	63,947

	Indiana — 0.9%
	Education — 0.2%
	County of Elkhart, GCS School Building Corp. One, First Mortgage Refunding & Improvement,
300	Rev., 4.000%, 07/15/17	304
265	Rev., 5.000%, 07/15/18	279
1,170	Indiana Finance Authority, Educational Facilities, Indianapolis Museum of Art, Inc. Project, Series B, Rev., 5.000%, 02/01/19	1,248
	New Albany Floyd County School Building Corp.,
700	Rev., 5.000%, 07/15/21	800
835	Rev., 5.000%, 07/15/22	964

		3,595

	Other Revenue — 0.5%
1,000	Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project, Rev., 5.000%, 08/01/23	1,167
	Indiana State Finance Authority State Revolving Fund Program Refunding,
3,080	Series B, Rev., 5.000%, 02/01/18	3,201
5,500	Series B, Rev., 5.000%, 02/01/19	5,925

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
750	Indiana State Office Building Commission, Indiana State Museum Facility, Series C, Rev., NATL-RE, 5.250%, 07/01/19 (p)	823

		11,116

	Transportation — 0.1%
1,700	The Indianapolis Local Public Improvement Bond Bank, Airport Authority project, Series A, Rev., AMT, 5.000%, 01/01/19	1,810

	Utility — 0.1%
	Indiana Municipal Power Agency, Power Supply System,
1,000	Series A, Rev., 5.000%, 01/01/18	1,035
1,250	Series A, Rev., 5.000%, 01/01/19	1,338

		2,373

	Water & Sewer — 0.0% (g)
620	Evansville Local Public Improvement Bond Bank, Sewage Works Project, Series A, Rev., 5.000%, 07/01/19	672

	Total Indiana	19,566

	Kansas — 0.4%
	General Obligation — 0.0% (g)
200	Butler County, Unified School District No. 375, GO, 4.000%, 09/01/24	217

	Prerefunded — 0.1%
1,795	Kansas Development Finance Authority, Public Water Supply, Series DW-1, Rev., 3.250%, 04/01/17 (p)	1,799

	Transportation — 0.2%
3,400	Kansas State Department Transportation Highway, Series C, Rev., 5.000%, 09/01/17	3,475

	Water & Sewer — 0.1%
2,200	City of Wichita, Water & Sewer Utility, Series A, Rev., 5.000%, 10/01/22	2,576

	Total Kansas	8,067

	Kentucky — 1.2%
	Education — 0.4%
6,980	University of Kentucky, Series D, Rev., 5.000%, 10/01/21	8,082

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
3,000	County of Carroll, Pollution Control, Kentucky Utilities Company Project, Series A, Rev., VAR, 1.050%, 09/01/19	2,963

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Industrial Development Revenue/Pollution Control Revenue — continued
7,000	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Co. Project, Series A, Rev., VAR, 1.650%, 04/03/17	7,005

		9,968

	Prerefunded — 0.1%
2,500	Louisville/Jefferson County Metro Government, Health Facilities, Jewish Hospital & St. Mary’s HealthCare, Inc. Project, Rev., 6.125%, 02/01/18 (p)	2,623

	Transportation — 0.2%
1,750	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Fund, Series A, Rev., 5.000%, 09/01/25	2,068
	Louisville Regional Airport Authority, Airport System,
1,500	Series A, Rev., AMT, 3.000%, 07/01/17	1,511
345	Series B, Rev., 4.000%, 07/01/18	359

		3,938

	Total Kentucky	24,611

	Louisiana — 0.6%
	General Obligation — 0.4%
1,445	City of New Orleans, GO, 3.000%, 12/01/32	1,303
	State of Louisiana,
360	Series A, GO, 5.000%, 08/01/19 (p)	394
7,000	Series B, GO, 5.000%, 11/15/18	7,474

		9,171

	Hospital — 0.0% (g)
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
160	Rev., 3.000%, 05/15/17	161
300	Rev., 3.000%, 05/15/18	306

		467

	Other Revenue — 0.1%
2,250	Tobacco Settlement Financing Corp., Asset-Backed, Series A, Rev., 5.000%, 05/15/17	2,268

	Water & Sewer — 0.1%
1,100	City of New Orleans, Rev., 5.000%, 12/01/18	1,170

	Total Louisiana	13,076

	Maine — 0.6%
	General Obligation — 0.6%
750	City of Westbrook, GO, 5.000%, 10/15/24	897

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	State of Maine,
4,740	Series B, GO, 4.000%, 06/01/17	4,782
6,000	Series B, GO, 5.000%, 06/01/18	6,319

	Total Maine	11,998

	Maryland — 2.4%
	Education — 0.4%
750	State of Maryland, Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Rev., 5.000%, 07/01/22	870
5,540	University of Maryland, Auxiliary Facilities & Tuition System, Series A, Rev., 5.000%, 04/01/20	6,182

		7,052

	General Obligation — 1.7%
2,000	County of Montgomery, Public Improvement, Series A, GO, 5.000%, 08/01/19	2,190
	State of Maryland, State & Local Facilities Loan,
12,795	Series A, GO, 5.000%, 08/01/20	14,429
17,780	Series B, GO, 5.000%, 03/15/18	18,563

		35,182

	Prerefunded — 0.2%
4,335	State of Maryland, State & Local Facilities Loan, Series C, GO, 5.000%, 03/01/19 (p)	4,679

	Transportation — 0.1%
2,070	Maryland State Transportation Authority, Rev., GRAN, 5.000%, 03/01/17	2,071

	Total Maryland	48,984

	Massachusetts — 2.8%
	Education — 0.0% (g)
1,000	Massachusetts Development Finance Agency, Boston College, Series S, Rev., 5.000%, 07/01/17	1,015

	General Obligation — 1.0%
	City of Boston,
6,820	Series A, GO, 5.000%, 03/01/22	7,960
7,360	Series A, GO, 5.000%, 03/01/23	8,730
4,310	Massachusetts State Consolidate Loan of 2014, Series 2, GO, 4.000%, 04/01/18	4,461

		21,151

	Hospital — 0.1%
450	Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group, Series I, Rev., 5.000%, 07/01/18	471

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
500	Massachusetts State Development Finance Agency, Lahey Health System, Series F, Rev., 5.000%, 08/15/26	554

		1,025

	Other Revenue — 0.9%
3,250	Massachusetts Development Finance Agency, Caregroup, Series H-1, Rev., 5.000%, 07/01/19	3,517
13,385	Massachusetts Development Finance Agency, Harvard University, Series A, Rev., 4.000%, 07/15/29	14,921

		18,438

	Prerefunded — 0.4%
7,515	Massachusetts Health & Educational Facilities Authority, Institute of Technology, Series O, Rev., 6.000%, 07/01/18 (p)	8,032

	Transportation — 0.0% (g)
100	Commonwealth of Massachusetts, Rail Enhancement Program, Series A, Rev., 5.000%, 06/01/20	112
750	Massachusetts Port Authority, Series C, Rev., 5.000%, 07/01/23	889

		1,001

	Water & Sewer — 0.4%
6,775	Massachusetts Water Pollution Abatement Trust, Rev., 5.000%, 08/01/25	8,257

	Total Massachusetts	58,919

	Michigan — 1.0%
	General Obligation — 0.2%
1,000	Kalamazoo Public Schools, GO, 5.000%, 05/01/22	1,158
	Troy School District, School Building & Site,
875	GO, Q-SBLF, 4.000%, 05/01/18	906
650	GO, Q-SBLF, 5.000%, 05/01/19	703
500	GO, Q-SBLF, 5.000%, 05/01/20	556
550	GO, Q-SBLF, 5.000%, 05/01/21	626
500	GO, Q-SBLF, 5.000%, 05/01/22	577

		4,526

	Hospital — 0.1%
2,250	Michigan State Hospital Finance Authority, Ascension Health Credit Group, Series B-4, Rev., 5.000%, 11/15/27	2,627

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
2,600	Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project, Series CC, Rev., VAR, 1.450%, 09/01/21	2,538

	Other Revenue — 0.2%
2,250	Michigan Finance Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/21	2,606
	Michigan Finance Authority, Local Government Loan Program,
1,290	Series B, Rev., 4.000%, 11/01/18	1,350
675	Series B, Rev., 4.000%, 11/01/19	721
455	Series B, Rev., 4.000%, 11/01/20	492

		5,169

	Prerefunded — 0.3%
5,055	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/17 (p)	5,182

	Water & Sewer — 0.1%
350	City of Grand Rapids, Sanitary Sewer System Improvement, Rev., 5.000%, 01/01/22	405
	City of Wyoming, Water Supply System,
175	Rev., 5.000%, 06/01/24	204
610	Rev., 5.000%, 06/01/27	711

		1,320

	Total Michigan	21,362

	Minnesota — 1.1%
	Education — 0.3%
	Minnesota Higher Education Facilities Authority,
350	Series L, Rev., 4.000%, 04/01/20	378
400	Series L, Rev., 5.000%, 04/01/23	464
4,500	University of Minnesota, Series A, Rev., 5.750%, 07/01/18 (p)	4,792

		5,634

	General Obligation — 0.6%
11,885	State of Minnesota, Series A, GO, 5.000%, 08/01/18	12,581

	Transportation — 0.1%
	Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport,
750	Series A, Rev., 5.000%, 01/01/18	776
220	Series A, Rev., 5.000%, 01/01/20	242
1,000	Series A, Rev., 5.000%, 01/01/22	1,152

		2,170

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.1%
	Western Minnesota Municipal Power Agency, Power Supply,
1,500	Series A, Rev., 5.000%, 01/01/23	1,757
1,000	Series A, Rev., 5.000%, 01/01/24	1,182

		2,939

	Total Minnesota	23,324

	Mississippi — 0.2%
	Education — 0.1%
1,745	Mississippi State University Educational Building Corp., New Facilities & Refinancing Project, Series A, Rev., 4.000%, 08/01/18	1,822

	General Obligation — 0.1%
2,500	State of Mississippi, Series F, GO, 5.250%, 10/01/23	3,016

	Total Mississippi	4,838

	Missouri — 1.3%
	Certificate of Participation/Lease — 0.1%
1,000	City of Chesterfield, COP, 5.000%, 12/01/21	1,155
1,000	St. Charles County Public Water Supply District No. 2, Series B, COP, 5.000%, 12/01/23	1,154

		2,309

	Education — 0.2%
	Health & Educational Facilities Authority,
450	Rev., 4.000%, 10/01/18	471
625	Rev., 4.000%, 10/01/19	669
300	Rev., 4.000%, 10/01/20	326
300	Rev., 4.000%, 10/01/21	331
	Missouri State Health & Educational Facilities Authority, Health Facilities, BJC Health System,
950	Rev., 5.000%, 01/01/18	984
855	Rev., 5.000%, 01/01/19	916
225	Rev., 5.000%, 01/01/21	255

		3,952

	General Obligation — 0.1%
350	County of Clay, North Kansas City School District 74, Refunding & Improvement, Missouri Direct Deposit Program, GO, 5.000%, 03/01/22	409
325	School District of the City of Ladue, GO, 4.000%, 03/01/21	359

		768

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
2,895	Kansas City Industrial Development Authority, Series A, Rev., AMBAC, 5.000%, 12/01/20	2,977
550	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series B, Rev., 5.000%, 07/01/23	620
2,045	State of Missouri, Environmental Improvement & Energy Residual Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.000%, 01/01/24	2,375

		5,972

	Other Revenue — 0.1%
350	City of Springfield, Series A, Rev., 4.000%, 09/01/18	366
2,010	County of St. Louis, Regional Convention & Sports Complex Authority, Convention & Sports Facility, Series B, Rev., 5.000%, 08/15/19	2,188

		2,554

	Prerefunded — 0.1%
2,205	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series B, Rev., 5.000%, 01/01/21 (p)	2,507

	Transportation — 0.4%
	Kansas City, Missouri Airport Refunding, General Improvement,
2,500	Series B, Rev., 5.000%, 09/01/17	2,554
1,250	Series B, Rev., 5.000%, 09/01/18	1,324
	Missouri Airport Refunding, Lambert St. Louis International Airport,
1,575	Rev., 5.000%, 07/01/21	1,776
1,000	Rev., 5.000%, 07/01/22	1,142
1,080	Rev., 5.000%, 07/01/23	1,242

		8,038

	Total Missouri	26,100

	Montana — 0.1%
	General Obligation — 0.1%
	State of Montana, Long-Range Building Program,
690	GO, 5.000%, 08/01/21	798
1,000	GO, 5.000%, 08/01/22	1,177
650	Yellowstone County, School District No. 2 Billings, School Building, GO, 5.000%, 06/15/20	729

	Total Montana	2,704

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Nebraska — 0.2%
	Utility — 0.2%
2,000	Central Plains Energy Project, Gas Project No. 3, Rev., 5.000%, 09/01/17	2,034
1,750	Municipal Energy Agency of Nebraska, Series A, Rev., 5.000%, 04/01/17	1,757

	Total Nebraska	3,791

	Nevada — 0.1%
	Other Revenue — 0.1%
1,250	County of Clark, Series A, Rev., 4.000%, 07/01/18	1,302

	New Hampshire — 0.5%
	Education — 0.3%
	New Hampshire Health & Educational Facilities Authority, Southern New Hampshire Medical Center,
620	Rev., 3.000%, 10/01/19	642
2,715	Rev., 4.000%, 10/01/26	2,893
2,815	Rev., 4.000%, 10/01/27	2,965

		6,500

	General Obligation — 0.2%
2,880	State of New Hampshire, Series A, GO, 5.000%, 03/01/26	3,450

	Total New Hampshire	9,950

	New Jersey — 1.5%
	Education — 0.1%
1,040	New Jersey Economic Development Authority, School Facilities Construction, Series A, Rev., 5.250%, 12/15/20	1,087

	General Obligation — 1.0%
	City of Bayonne, State of New Jersey Qualified General Improvement,
245	GO, 5.000%, 07/01/23	281
680	GO, 5.000%, 07/01/25	789
1,425	GO, 5.000%, 07/01/26	1,660
780	GO, 5.000%, 07/01/28	895
	County of Passaic,
3,030	GO, 5.000%, 02/01/19	3,258
1,685	GO, 5.000%, 02/01/20	1,867
90	GO, 5.000%, 02/01/21	102
	State of New Jersey,
525	GO, AGM, 4.000%, 02/15/20	563
10,075	Series Q, GO, 5.000%, 08/15/20	11,107
425	Township of South Brunswick, GO, 5.000%, 09/01/22	495

		21,017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.3%
2,225	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/18	2,362
4,000	Tobacco Settlement Financing Corp., Asset-Backed, Series 1A, Rev., 5.000%, 06/01/18	4,041

		6,403

	Prerefunded — 0.1%
1,680	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 6.000%, 12/15/18 (p)	1,831

	Total New Jersey	30,338

	New Mexico — 0.0% (g)
	Other Revenue — 0.0% (g)
800	New Mexico Finance Authority, Senior Lien Public Project, Series B, Rev., 5.000%, 06/01/21	917

	New York — 14.6%
	Education — 0.6%
	New York State Dormitory Authority, Columbia University,
585	Series B, Rev., 5.000%, 10/01/21	681
2,500	Series B, Rev., 5.000%, 10/01/23	3,007
500	New York State Dormitory Authority, Fordham University, Series B, Rev., 5.000%, 10/01/24	609
5,000	New York State Dormitory Authority, New York University, Series A, Rev., 5.000%, 07/01/24	5,995
1,100	New York State Dormitory Authority, The New School, Series A, Rev., 5.000%, 07/01/24	1,280

		11,572

	General Obligation — 2.7%
2,410	Bedford Central School District, GO, 5.000%, 11/15/22	2,855
4,230	City of New York, Fiscal Year 2003, Series C, Subseries C-A, GO, 5.000%, 08/01/17	4,307
3,860	City of New York, Fiscal Year 2012, Subseries G-1, GO, 5.000%, 04/01/20	4,297
3,695	City of New York, Fiscal Year 2013, Series B, GO, 4.000%, 08/01/19	3,950
6,250	City of New York, Fiscal Year 2014, Series K, GO, 5.000%, 08/01/19	6,831
	Counties of Rockland & Orange, Ramapo Central School District,
1,800	GO, 4.000%, 10/15/17	1,838
2,030	GO, 4.000%, 10/15/19	2,181
285	County of Allegany, Public Improvement, GO, 4.000%, 09/15/19	306

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
6,750	County of Westchester, Series B, GO, 5.000%, 11/15/25	8,261
2,025	Hampton Bays Union Free School District, GO, 5.000%, 09/15/22	2,379
1,300	South Orangetown New York Central School District, GO, 5.000%, 12/01/23	1,568
	Town of Brookhaven,
1,500	GO, 4.000%, 03/15/25	1,690
5,250	GO, 4.000%, 03/15/27	5,826
5,465	GO, 4.000%, 03/15/28	6,024
	Town of East Hampton,
1,000	GO, 5.000%, 05/15/21	1,149
1,000	GO, 5.000%, 05/15/23	1,192
1,550	White Plains City School District, GO, 5.000%, 05/15/24	1,871

		56,525

	Hospital — 0.1%
	Build Resource Corp., The New York Methodist Hospital Project,
1,000	Rev., 5.000%, 07/01/18	1,051
550	Rev., 5.000%, 07/01/21	622
800	Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project, Series B, Rev., 5.000%, 07/01/23	916

		2,589

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
3,000	New York State Energy Research & Development Authority, Pollution Control, Electric & Gas Corp., Project, Series C, Rev., VAR, 2.000%, 05/01/20	2,992

	Other Revenue — 4.9%
	Battery Park City Authority,
3,450	Series A, Rev., 3.000%, 11/01/18	3,578
2,500	Series A, Rev., 4.000%, 11/01/19	2,703
500	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center, Series A, Rev., 5.000%, 07/15/20	551
500	City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project, Rev., 5.000%, 08/01/20	557
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003,
2,750	Series B, Rev., 5.000%, 02/01/20	3,052
2,120	Subseries A-1, Rev., 5.000%, 11/01/17	2,181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014,
1,490	Series A, Subseries A-1, Rev., 5.000%, 11/01/17 (p)	1,533
3,700	Series A, Subseries A-1, Rev., 5.000%, 11/01/20	4,194
	New York City, The Trust for Cultural Resources Museum Modern Art,
6,510	Series 1-E, Rev., 4.000%, 02/01/23	7,338
3,500	Series 1-E, Rev., 4.000%, 04/01/28	3,944
3,000	Series 1-E, Rev., 4.000%, 04/01/29	3,355
1,750	Series 1-E, Rev., 4.000%, 04/01/30	1,943
5,000	New York Convention Center Development Corp. Hotel Unit Fee Secured, Rev., 5.000%, 11/15/26	5,922
1,210	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/17	1,215
	New York Local Government Assistance Corp., Subordinated Lien,
2,845	Series A-5/6, Rev., 5.000%, 04/01/18	2,974
1,500	Series A-5/6, Rev., 5.500%, 04/01/19	1,640
	New York State Dormitory Authority, State Sales Tax,
3,000	Series A, Rev., 5.000%, 03/15/18	3,133
2,000	Series A, Rev., 5.000%, 03/15/21	2,294
10,180	New York State Environmental Facilities Corp., Green Bonds, Series D, Rev., 5.000%, 09/15/21	11,829
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
8,525	Series A, Rev., 5.000%, 10/15/19	9,396
15,405	Series A, Rev., 5.000%, 10/15/20	17,469
4,800	Series A, Rev., 5.000%, 10/15/22	5,677
4,500	Series A, Rev., 5.000%, 10/15/25	5,423

		101,901

	Prerefunded — 0.8%
4,305	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center, Rev., 6.375%, 01/15/20 (p)	4,939
12,055	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	12,458

		17,397

	Special Tax — 0.9%
1,110	New York State Dormitory Authority, Personal Income Tax, Series G, Rev., 5.000%, 08/15/21	1,283

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Special Tax — continued
17,140	New York State Urban Development Corp., General Purpose, Series C, Rev., 5.000%, 03/15/18	17,883

		19,166

	Transportation — 4.2%
	Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System,
465	Rev., 5.000%, 01/01/20	513
815	Rev., 5.000%, 01/01/21	920
	Metropolitan Transportation Authority,
11,000	Series C, Rev., VAR, 4.000%, 11/15/20	11,941
2,770	Series D, Rev., 5.000%, 11/15/18	2,961
1,435	Subseries A-1, Rev., 5.000%, 11/15/20	1,621
2,000	Subseries C-1, Rev., 5.000%, 11/15/19	2,200
3,000	Subseries C-1, Rev., 5.000%, 11/15/24	3,568
14,500	MTA Hudson Rail Yards Trust Obligations, Series A, Rev., 5.000%, 11/15/46	15,525
	New York State Thruway Authority,
32,125	Series A, Rev., 5.000%, 05/01/19	34,742
4,200	Series J, Rev., 5.000%, 01/01/18	4,342
2,500	Port Authority of New York & New Jersey, Consolidated 185, Rev., AMT, 5.000%, 09/01/17	2,554
5,000	Triborough Bridge & Tunnel Authority, Series B, Rev., 5.000%, 11/15/17	5,155

		86,042

	Water & Sewer — 0.3%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series EE, Rev., 5.000%, 06/15/19	5,452

	Total New York	303,636

	North Carolina — 0.7%
	General Obligation — 0.6%
2,230	City of Durham, Series C, GO, 5.000%, 07/01/18	2,354
9,670	State of North Carolina, Series D, GO, 4.000%, 06/01/20	10,546

		12,900

	Hospital — 0.0% (g)
350	Northern Hospital District of Surry County, Health Care Facilities, Rev., 3.000%, 10/01/17	353

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
1,510	County of Union, North Carolina, Series D, GO, NATL-RE, 5.000%, 03/01/17 (p)	1,511

	Total North Carolina	14,764

	Ohio — 0.9%
	Education — 0.2%
535	Ohio Higher Educational Facility Commission, Case Western Reserve University Project, Series A, Rev., 4.000%, 12/01/19	575
	Ohio State Higher Educational Facility Commission, Oberlin College,
600	Rev., 4.000%, 10/01/18	629
675	Rev., 4.000%, 10/01/19	723
1,000	Rev., 5.000%, 10/01/20	1,125

		3,052

	General Obligation — 0.3%
4,625	City of Columbus, Unlimited Tax, Various Purpose, Series A, GO, 4.000%, 08/15/27	5,143
	City of Dublin, Various Purpose,
500	GO, 4.000%, 12/01/27	562
300	GO, 4.000%, 12/01/28	335

		6,040

	Hospital — 0.2%
375	Akron, Bath & Copley Joint Township Hospital District, Summa Health Obligated Group, Rev., 5.000%, 11/15/21	417
	County of Lake, Hospital Facilities, Lake Hospital System, Inc.,
1,445	Rev., 5.000%, 08/15/23	1,665
1,655	Rev., 5.000%, 08/15/24	1,918

		4,000

	Other Revenue — 0.1%
1,165	County of Cuyahoga, Rev., 5.000%, 12/01/22	1,376
200	RiverSouth Authority, Riversouth Area Redevelopment Refunding, Series A, Rev., 5.000%, 06/01/22	230
1,000	State of Ohio, Capital Facilities Lease-Appropriation, Series A, Rev., 5.000%, 10/01/18	1,065

		2,671

	Water & Sewer — 0.1%
	Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati,
500	Series A, Rev., 5.000%, 12/01/18	535

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
640	Series A, Rev., 5.000%, 12/01/19	707
1,375	Series A, Rev., 5.000%, 12/01/21	1,596

		2,838

	Total Ohio	18,601

	Oklahoma — 1.0%
	Education — 0.6%
	Blaine County Educational Facilities Authority, Educational Facilities, Watonga Public Schools Project,
555	Rev., 5.000%, 12/01/18	590
850	Rev., 5.000%, 12/01/19	928
1,000	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Moore Public Schools Project, Rev., 5.000%, 06/01/17	1,011
6,195	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Norman Public Schools Project, Rev., 5.000%, 07/01/19	6,713
450	Oklahoma County Finance Authority, Educational Facilities, Lease Western Harrah Public Schools Project, Rev., 2.000%, 09/01/18	454
	Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project,
250	Rev., 4.000%, 09/01/18	260
325	Rev., 5.000%, 09/01/19	353
2,000	Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project, Rev., 5.000%, 09/01/21	2,276

		12,585

	Other Revenue — 0.4%
	Cleveland County Justice Authority, Sales Tax, Detention Facility Project,
1,205	Rev., 3.000%, 03/01/17	1,205
1,000	Rev., 3.000%, 03/01/18	1,018
500	Rev., 4.000%, 03/01/20	524
700	Oklahoma Capitol Improvement Authority, Agency Facilities, Series C, Rev., 5.000%, 07/01/19	762
3,225	Oklahoma Capitol Improvement Authority, State Facilities, Series A, Rev., 5.000%, 01/01/24	3,811

		7,320

	Total Oklahoma	19,905

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 1.1%
	General Obligation — 0.6%
2,100	Clackamas County School District No. 12, Series B, GO, 5.000%, 06/15/30	2,517
2,000	State of Oregon, Article XI-Q State Projects, Series H, GO, 5.000%, 05/01/21	2,296
7,005	State of Oregon, Tax-Exempt Refunding, Series L, GO, 5.000%, 11/01/19	7,729

		12,542

	Prerefunded — 0.3%
6,210	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.250%, 04/01/19 (p)	6,745

	Transportation — 0.2%
	Port of Portland, International Airport,
1,000	Series 23, Rev., 5.000%, 07/01/23	1,179
1,595	Series 23, Rev., 5.000%, 07/01/24	1,898

		3,077

	Water & Sewer — 0.0% (g)
40	City of Portland, Sewer System, First Lien, Series A, Rev., 5.000%, 10/01/23	48

	Total Oregon	22,412

	Pennsylvania — 3.8%
	Education — 0.8%
5,055	Pennsylvania State Higher Educational Facilities Authority, Trustees of the University, Series B, Rev., 5.000%, 10/01/22	5,957
	State Public School Building Authority, Community College of Philadelphia Project,
2,760	Rev., 5.000%, 06/15/21	3,089
2,625	Rev., 5.000%, 06/15/24	2,990
2,860	State Public School Building Authority, Montgomery County Community College, Rev., 5.000%, 05/01/19	3,081
1,525	State Public School Building Authority, Philadelphia School District Project, Series A, Rev., 5.000%, 06/01/17	1,539

		16,656

	General Obligation — 0.2%
2,200	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 07/01/18	2,317
350	Schuylkill Valley School District, GO, 5.000%, 04/01/22	405
1,045	Souderton Area School District, Series A, GO, 4.000%, 11/15/18	1,097

		3,819

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — 0.2%
1,225	Lancaster County Hospital Authority, Health System, General Hospital Project, Series B, Rev., 4.000%, 07/01/17 (p)	1,239
1,400	Southcentral General Authority, Hanover Hospital, Inc., Rev., 5.000%, 12/01/26	1,564
380	Southcentral General Authority, Wellspan Health Obligation Group, Series A, Rev., 5.000%, 06/01/24	447

		3,250

	Other Revenue — 1.0%
14,950	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series B, Rev., 5.000%, 07/01/21	15,491
5,000	Philadelphia City Municipal Authority, Series A, Rev., 5.000%, 11/15/17	5,141

		20,632

	Prerefunded — 0.3%
5,675	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/17 (p)	5,677

	Transportation — 0.0% (g)
1,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior, Series A, Rev., 5.000%, 12/01/22	1,171

	Water & Sewer — 1.3%
	Allegheny County Sanitary Authority, Sewer,
3,500	Rev., 5.000%, 12/01/21	4,009
3,000	Rev., 5.000%, 12/01/22	3,479
4,000	Rev., 5.000%, 12/01/23	4,679
	City of Philadelphia, Water & Wastewater,
8,530	Series A, Rev., 5.000%, 01/01/20	9,395
1,510	Series A, Rev., 5.000%, 07/01/22	1,747
2,595	Series A, Rev., 5.000%, 07/01/24	3,045
750	Pittsburgh Water & Sewer Authority, First Lien, Series B, Rev., AGM, 4.000%, 09/01/17	763

		27,117

	Total Pennsylvania	78,322

	Rhode Island — 0.2%
	General Obligation — 0.2%
	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan,
1,000	Series A, GO, 5.000%, 10/15/18	1,068
1,475	Series A, GO, 5.000%, 10/15/19 (p)	1,623
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/19	1,104

		3,795

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
590	Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund, Green Bonds, Series A, Rev., 5.000%, 10/01/26	707

	Total Rhode Island	4,502

	South Carolina — 0.4%
	Education — 0.2%
3,840	SCAGO Educational Facilities Corp., School District of Pickens County Project, Rev., 5.000%, 12/01/20	4,314

	General Obligation — 0.1%
	State of South Carolina,
1,310	Series B, GO, 5.000%, 04/01/18	1,370
1,110	Series D, GO, 5.000%, 04/01/18	1,161

		2,531

	Other Revenue — 0.1%
	County of Charleston,
645	Rev., 5.000%, 12/01/18	690
1,000	Rev., 5.000%, 12/01/19	1,103

		1,793

	Water & Sewer — 0.0% (g)
500	City of Florence, Combined Waterworks & Sewerage System, Rev., 4.000%, 09/01/24	559

	Total South Carolina	9,197

	South Dakota — 0.1%
	Education — 0.1%
	South Dakota Health & Educational Facilities Authority,
625	Series B, Rev., 4.000%, 11/01/20	681
500	Series B, Rev., 4.000%, 11/01/21	549
375	Series B, Rev., 5.000%, 11/01/22	437

		1,667

	Other Revenue — 0.0% (g)
	South Dakota State Building Authority,
500	Series B, Rev., 5.000%, 06/01/19	543
485	Series B, Rev., 5.000%, 06/01/21	554

		1,097

	Total South Dakota	2,764

	Tennessee — 0.2%
	General Obligation — 0.1%
2,330	County of Maury, GO, 4.000%, 04/01/17	2,337

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.0% (g)
5	Metropolitan Government of Nashville & Davidson, County Sports Authority, Public Improvement, Rev., 5.000%, 07/01/20	6

	Utility — 0.1%
800	City of Chattanooga, Electric System, Series A, Rev., 5.000%, 09/01/22	940

	Total Tennessee	3,283

	Texas — 5.7%
	Education — 0.5%
790	Austin Community College District, Combined Fee, Series A, Rev., 5.000%, 02/01/21	891
790	Stephen F. Austin State University, Board of Regents, Revenue Financing System, Rev., 4.000%, 10/15/18	828
6,735	University of Texas, Financing System, Series I, Rev., 5.000%, 08/15/23	8,002

		9,721

	General Obligation — 2.1%
840	Argyle Independent School District, School Building, GO, PSF-GTD, 3.000%, 08/15/19	878
475	City of Abilene, Taylor & Jones Counties, GO, 5.000%, 02/15/21	540
	City of Colony,
620	GO, 5.000%, 08/15/19	678
610	GO, 5.000%, 08/15/20	685
1,045	City of Denton, GO, 5.000%, 02/15/23	1,227
	City of El Paso, Refunding & Improvement,
530	GO, 5.000%, 08/15/21	609
4,035	GO, 5.000%, 08/15/25	4,802
	City of Fort Worth, Certificates of Obligation,
445	Series A, GO, 3.000%, 03/01/17	445
500	Series A, GO, 4.000%, 03/01/18	516
785	Series A, GO, 4.000%, 03/01/19	830
	City of Fort Worth, Refunding & Improvement, General Purpose,
870	GO, 3.000%, 03/01/17	870
1,000	GO, 4.000%, 03/01/18	1,032
1,060	GO, 4.000%, 03/01/19	1,121
185	City of Mesquite, County of Dallas, GO, 4.000%, 02/15/18	191
355	City of Mesquite, County of Dallas, Certificates of Obligation, GO, 3.000%, 02/15/18	362
2,000	City of San Antonio, General Improvement, GO, 5.000%, 02/01/23	2,335
1,350	City of Wylie, GO, 5.000%, 02/15/27	1,599

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
5,150	County of Travis, Austin Independent School District, Unlimited Tax Refunding, GO, NATL-RE, 5.000%, 08/01/17	5,247
	Harlandale Independent School District,
1,240	Series A, GO, PSF-GTD, 5.000%, 02/15/25	1,482
1,195	Series A, GO, PSF-GTD, 5.000%, 02/15/26	1,441
2,005	Series A, GO, PSF-GTD, 5.000%, 02/15/27	2,433
	Judson Independent School District,
420	GO, PSF-GTD, 4.000%, 02/01/18	432
595	Series A, GO, 5.000%, 02/01/19	640
5,215	Northside Independent School District, Series A, GO, PSF-GTD, 4.000%, 08/15/24	5,889
1,880	Northside Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/25	2,269
3,000	State of Texas, Transportation Commission Mobility, GO, 5.000%, 10/01/19	3,302
	Ysleta Independent School District, School Building,
1,500	GO, PSF-GTD, 4.000%, 08/15/32	1,599
1,155	GO, PSF-GTD, 4.000%, 08/15/33	1,222

		44,676

	Other Revenue — 1.1%
10,755	Harris County, Houston Sports Authority Senior Lien, Series A, Rev., AGM, 5.000%, 11/15/26	12,547
4,700	Lower Colorado River Authority, Series B, Rev., 5.000%, 05/15/23	5,442
5,000	Via Metropolitan Transit Authority, Sales Tax, Rev., 5.000%, 07/15/28	6,000

		23,989

	Prerefunded — 0.3%
5,605	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	6,217
60	Lower Colorado River Authority, Series B, Rev., 5.000%, 05/15/22 (p)	70

		6,287

	Transportation — 0.7%
	City of Austin, Airport System,
1,095	Series B, Rev., AMT, 5.000%, 11/15/26	1,280
585	Series B, Rev., AMT, 5.000%, 11/15/27	679
630	Series B, Rev., AMT, 5.000%, 11/15/28	726
	Love Field Airport Modernization Corp.,
500	Rev., AMT, 5.000%, 11/01/18	530
375	Rev., AMT, 5.000%, 11/01/21	426

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
10,125	Texas Transportation Commission Central, Turnpike System, Second Tier, Series A, Rev., VAR, 5.000%, 04/01/20	11,135

		14,776

	Utility — 0.4%
	City of Cedar Park, Utility System,
820	Rev., 5.000%, 08/15/21	942
560	Rev., 5.000%, 08/15/22	653
5,000	City of Houston, Utility System Revenue Refunding, Series C, Rev., 5.000%, 05/15/20	5,583
	City of Victoria, Utility System,
160	Rev., 2.000%, 12/01/18	163
150	Rev., 2.500%, 12/01/19	155

		7,496

	Water & Sewer — 0.6%
3,520	City of Dallas, Waterworks & Sewer System, Series A, Rev., 5.000%, 10/01/19	3,867
	City of Galveston, Waterworks & Sewer System,
180	Rev., 4.000%, 05/01/18	187
205	Rev., 5.000%, 05/01/19	222
245	Rev., 5.000%, 05/01/20	272
265	Rev., 5.000%, 05/01/21	301
380	Rev., 5.000%, 05/01/24	446
	City of San Antonio, Water System, Junior Lien,
2,670	Series A, Rev., 4.000%, 05/15/34	2,779
1,000	Series E, Rev., 5.000%, 05/15/19	1,086
1,035	North Harris County, Regional Water Authority, Senior Lien, Rev., 5.000%, 12/15/19	1,140
1,500	Trinity River Authority Central Regional Wastewater System, Rev., 5.000%, 08/01/18	1,588

		11,888

	Total Texas	118,833

	Utah — 1.9%
	General Obligation — 0.5%
	State of Utah,
4,925	GO, 5.000%, 07/01/21	5,685
4,855	Series C, GO, 5.000%, 07/01/18	5,126

		10,811

	Transportation — 1.4%
	Salt Lake City Corp. Airport Revenue,
1,000	Series A, Rev., AMT, 5.000%, 07/01/22	1,152
5,250	Series A, Rev., AMT, 5.000%, 07/01/29	6,129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — continued
5,000	Series A, Rev., AMT, 5.000%, 07/01/31	5,773
5,105	Series A, Rev., AMT, 5.000%, 07/01/32	5,850
4,260	Series A, Rev., AMT, 5.000%, 07/01/33	4,854
4,000	Series A, Rev., AMT, 5.000%, 07/01/35	4,517

		28,275

	Total Utah	39,086

	Vermont — 0.1%
	Education — 0.1%
	University of Vermont & State Agricultural College,
750	Rev., 5.000%, 10/01/21	864
855	Rev., 5.000%, 10/01/22	1,000

		1,864

	Other Revenue — 0.0% (g)
	Vermont Municipal Bond Bank,
545	Series 2, Rev., 5.000%, 12/01/17	563
400	Series 3, Rev., 5.000%, 12/01/21	464

		1,027

	Total Vermont	2,891

	Virginia — 2.1%
	Education — 0.2%
2,900	Virginia Public School Authority, Special Obligation, Rev., 5.000%, 07/15/19	3,169

	General Obligation — 0.5%
3,940	City of Alexandria, Series A, GO, 4.250%, 06/15/18	4,115
5,390	County of Arlington, Series B, GO, 5.000%, 08/15/22	6,351

		10,466

	Other Revenue — 0.3%
2,150	Fairfax County Economic Development Authority, County Facilities Projects, Series A, Rev., 4.000%, 10/01/18	2,256
1,300	Virginia Resources Authority, Infrastructure & State Moral Obligation, Series B, Rev., 5.000%, 11/01/18	1,388
2,250	Virginia Resources Authority, Infrastructure Pooled Financing Program, Series C, Rev., 5.000%, 11/01/20	2,552

		6,196

	Prerefunded — 0.3%
1,450	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17 (p)	1,456

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
4,725	Virginia Resources Authority, Clean Water State Revolving Fund, Rev., 4.750%, 10/01/17 (p)	4,838

		6,294

	Water & Sewer — 0.8%
	City of Norfolk, Water Revenue,
4,435	Rev., 5.000%, 11/01/17	4,564
1,340	Rev., 5.000%, 11/01/18	1,431
3,190	County of Fairfax, Sewer Revenue, Rev., 5.000%, 07/15/19	3,488
5,615	Fairfax County Water Authority, Series B, Rev., 5.250%, 04/01/24	6,867

		16,350

	Total Virginia	42,475

	Washington — 1.3%
	Certificate of Participation/Lease — 0.3%
	State of Washington, State & Local Agency Real & Personal Property,
2,555	Series D, COP, 5.000%, 07/01/18	2,694
3,125	Series D, COP, 5.000%, 07/01/19	3,400

		6,094

	Education — 0.0% (g)
125	University of Washington, Rev., 1.750%, 04/01/19	127

	General Obligation — 0.6%
	King County Public Hospital District No. 2, Evergreenhealth,
1,370	GO, 5.000%, 12/01/18	1,465
870	GO, 5.000%, 12/01/19	959
1,400	Snohomish County School District No. 002, Everett Refunding, GO, 4.000%, 12/01/17	1,435
7,300	State of Washington, Various Purpose, Series R-2011B, GO, 5.000%, 07/01/17	7,410

		11,269

	Transportation — 0.4%
	Central Puget Sound Regional Transit Authority, Sales Tax & Motor Vehicle Excise Tax,
685	Series S-1, Rev., 5.000%, 11/01/23	822
720	Series S-1, Rev., 5.000%, 11/01/24	870
2,000	Series S-1, Rev., 5.000%, 11/01/34	2,335
4,000	Port of Seattle, Intermediate Lien, Series B, Rev., 5.000%, 03/01/19	4,304

		8,331

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.0% (g)
500	County of Snohomish, Public Utility District No. 1, Electric System, Rev., 5.000%, 12/01/25	603

	Total Washington	26,424

	West Virginia — 0.2%
	General Obligation — 0.0% (g)
30	Preston County, Board of Education, Public School, GO, 3.000%, 05/01/17	30

	Hospital — 0.2%
	Monongalia County Building Commission, Health System,
1,545	Rev., 5.000%, 07/01/18	1,622
1,565	Rev., 5.000%, 07/01/22	1,793

		3,415

	Total West Virginia	3,445

	Wisconsin — 1.2%
	Certificate of Participation/Lease — 0.1%
	State of Wisconsin, Master Lease,
800	Series A, COP, 5.000%, 09/01/17	817
1,125	Series A, COP, 5.000%, 09/01/18	1,192

		2,009

	Education — 0.4%
5,815	Wisconsin Health & Educational Facilities Authority, Ascension Health Alliance Senior Credit Group, Series B-2, Rev., VAR, 4.000%, 05/30/19	6,173
1,250	Wisconsin Health & Educational Facilities Authority, Thedacare, Inc., Rev., 5.000%, 12/15/20	1,407

		7,580

	General Obligation — 0.1%
1,990	State of Wisconsin, Series A, GO, 5.000%, 05/01/18	2,088

	Prerefunded — 0.5%
8,440	State of Wisconsin, Series A, GO, 5.000%, 05/01/21 (p)	9,660

	Transportation — 0.1%
	County of Milwaukee, Airport,
1,400	Series A, Rev., AMT, 5.000%, 12/01/18	1,486
1,000	Series A, Rev., AMT, 5.000%, 12/01/28	1,141

		2,627

	Total Wisconsin	23,964

	Total Municipal Bonds (Cost $1,740,816)	1,751,999

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — 7.5%
	California — 1.5%
	Other Revenue — 1.1%
	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust,
10,800	Series A-1, Rev., VAR, 0.900%, 03/01/17	10,800
5,000	Series A-3, Rev., VAR, 0.900%, 03/01/17	4,999
5,000	Series A-4, Rev., VAR, 0.900%, 03/01/17	5,000
1,500	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VAR, 1.570%, 03/01/17	1,501

		22,300

	Transportation — 0.4%
9,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series G, Rev., VAR, 1.220%, 03/01/17	9,006

	Total California	31,306

	Colorado — 0.1%
	Transportation — 0.1%
2,500	E-470 Public Highway Authority, Senior LIBOR Index, Series A, Rev., VAR, 1.440%, 03/01/17	2,500

	Connecticut — 0.1%
	General Obligation — 0.1%
1,500	State of Connecticut, SIFMA Index, Series B, GO, VAR, 1.110%, 03/01/17	1,501

	Georgia — 0.4%
	Other Revenue — 0.2%
5,000	Metropolitan Rapid Transit Authority, Sales Tax, Rev., VAR, 0.900%, 03/01/17	4,999

	Water & Sewer — 0.2%
3,000	City of Atlanta, Water & Wastewater, Revenue Refunding, Series A-1, Rev., VAR, 2.043%, 03/01/17	3,026

	Total Georgia	8,025

	Massachusetts — 0.5%
	General Obligation — 0.5%
10,000	Commonwealth of Massachusetts, Subseries D-2, GO, VAR, 0.920%, 03/01/17	10,000

	Michigan — 0.2%
	Education — 0.2%
5,000	Regents of the University of Michigan, Series E, Rev., VAR, 1.050%, 03/01/17	4,992

	New York — 0.1%
	Transportation — 0.1%
2,500	Metropolitan Transportation Authority, Series D-2, Rev., VAR, 0.980%, 03/01/17	2,498

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.5%
	Hospital — 0.5%
10,800	County of Allen, Mercy Health, Series B, Rev., VAR, 1.370%, 03/01/17	10,795

	Oklahoma — 0.1%
	Utility — 0.1%
1,785	Oklahoma Municipal Power Authority, SIFMA Index, Series A, Rev., VAR, 1.420%, 03/01/17	1,783

	Oregon — 0.3%
	Hospital — 0.3%
5,000	Oregon State Facilities Authority, Providence Health & Services, Series C, Rev., VAR, 1.500%, 03/01/17	5,000

	Pennsylvania — 0.4%
	Transportation — 0.4%
	Pennsylvania Turnpike Commission,
5,000	Series A, Rev., VAR, 1.300%, 03/01/17	4,995
1,525	Series A-2, Rev., VAR, 1.120%, 03/01/17	1,523
2,500	Subseries A-2, Rev., VAR, 1.420%, 03/01/17	2,500

	Total Pennsylvania	9,018

	Texas — 2.6%
	Education — 0.4%
7,500	County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital, Series 3, Rev., VAR, 1.414%, 03/01/17	7,476

	General Obligation — 0.8%
17,500	State of Texas, Transportation Commission Mobility, Series B, GO, VAR, 1.000%, 03/01/17	17,493

	Transportation — 1.0%
	Harris County, Toll Road, Senior Lien,
3,200	Series A, Rev., VAR, 1.250%, 03/01/17	3,200
2,500	Series A, Rev., VAR, 1.400%, 03/01/17	2,502
6,000	North Texas Tollway Authority System, First Tier, Series C, Rev., VAR, 1.290%, 03/01/17	5,983
10,000	Texas Transportation Commission State Highway Fund, First Tier, SIFMA Index, Series B, Rev., VAR, 0.970%, 03/01/17	10,000

		21,685

	Utility — 0.4%
7,500	City of San Antonio, Electric & Gas Systems, Junior Lien, Series B, Rev., VAR, 1.000%, 03/01/17	7,484

	Total Texas	54,138

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Washington — 0.7%
	Other Revenue — 0.3%
5,000	Central Puget Sound Regional Transit Authority, Sales Tax, Series S-2A, Rev., VAR, 1.320%, 03/01/17	5,004

	Utility — 0.4%
7,500	City of Seattle, Municipal Light & Power, Series B-1, Rev., VAR, 1.300%, 03/01/17	7,500
1,000	Grant County Public Utility District No. 2, Electric System, Series K, Rev., VAR, 0.940%, 03/01/17	998

		8,498

	Total Washington	13,502

	Total Weekly Demand Notes (Cost $155,015)	155,058

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
41,698	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $41,698)	41,698

	Total Investments — 97.8% (Cost $2,019,294)	2,030,190
	Other Assets in Excess of Liabilities — 2.2%	45,848

	NET ASSETS — 100.0%	$2,076,038

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — 3.1% (t)
	New York — 3.1%
	General Obligation — 1.5%
5,000	City of New York, Fiscal Year 2014, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.500%, 03/01/17	5,000

	Water & Sewer — 1.6%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series BB-4, Rev., VRDO, 0.520%, 03/01/17	5,000

	Total Daily Demand Notes (Cost $10,000)	10,000

Municipal Bonds — 90.6% (t)
	Alabama — 0.7%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
1,000	Alabama Capital Region Solid Waste Disposal Authority, Tax-Exempt Solid Waste Disposal, IREP-Montgomery MRF, LLC Project, Series A, Rev., AMT, 4.500%, 06/15/34	1,009

	Other Revenue — 0.4%
1,000	Montgomery County Public Building Authority, Facilities Project, Rev., 5.000%, 03/01/29	1,146
150	Uab Medicine Financing Authority, Series B, Rev., 4.000%, 09/01/37	151

		1,297

	Total Alabama	2,306

	Alaska — 4.2%
	Prerefunded — 1.8%
	Alaska Municipal Bond Bank Authority,
70	Rev., 5.750%, 09/01/18 (p)	75
2,430	Rev., 5.750%, 09/01/18 (p)	2,607
1,745	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Rev., AGC, 6.000%, 09/01/19 (p)	1,954
1,005	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Unrefunded Balance, Rev., AGC, 6.000%, 09/01/19 (p)	1,126

		5,762

	Utility — 2.4%
	Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17	3,547
3,915	Rev., AGM, 6.000%, 07/01/19	4,341

		7,888

	Total Alaska	13,650

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arkansas — 0.1%
	Education — 0.1%
185	Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus, Series A, Rev., 5.000%, 11/01/37	213

	Hospital — 0.0% (g)
50	City of Springdale, Public Facilities Board Hospital, Rev., 4.000%, 03/01/36	51

	Total Arkansas	264

	California — 21.1%
	Certificate of Participation/Lease — 0.5%
1,500	Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project, COP, AGM, 5.000%, 06/01/33	1,648

	Education — 0.7%
500	California Educational Facilities Authority, Claremont McKenna College, Series A, Rev., 4.000%, 01/01/39	511
1,640	California State University, Systemwide, Series A, Rev., 3.125%, 11/01/36	1,559

		2,070

	General Obligation — 6.3%
330	County of Santa Clara, Campbell Union High School District, GO, 3.000%, 08/01/31	328
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 01/01/34	5,421
7,150	Mount San Antonio Community College District, Election of 2008, Series A, GO, Zero Coupon, 08/01/43	5,095
	Pittsburg Unified School District,
1,025	GO, 4.000%, 08/01/32	1,097
1,640	GO, 4.000%, 08/01/36	1,711
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	57
2,690	Santa Maria Joint Union High School District, Santa Barbara & San Luis Obispo, GO, Zero Coupon, 08/01/37	961
100	Santa Monica-Malibu Unified School District, GO, 4.000%, 08/01/21	111
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/33	5,566

		20,347

	Hospital — 3.5%
2,170	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.000%, 11/15/28	2,559

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
4,830	California Health Facilities Financing Authority, Providence St. Joseph Health, Series A, Rev., 4.000%, 10/01/47	4,788
1,450	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.000%, 11/15/41	1,606
750	California Municipal Finance Authority, Community Medical Centers, Series A, Rev., 5.000%, 02/01/42	819
	California Public Finance Authority, Henry Mayo Newhall Hospital,
500	Rev., 5.000%, 10/15/37	535
1,000	Rev., 5.000%, 10/15/47	1,060

		11,367

	Other Revenue — 0.4%
1,280	San Francisco Bay Area Rapid Transit District, Sales Tax, Series A, Rev., 4.000%, 07/01/33	1,362

	Prerefunded — 3.2%
40	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	43
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	2,134
7,500	San Diego Public Facilities Financing Authority, Senior Sewer, Series A, Rev., 5.250%, 05/15/19 (p)	8,200

		10,377

	Transportation — 1.1%
1,250	City of Los Angeles, Department of Airports, Series A, Rev., AMT, 5.000%, 05/15/38	1,384
1,000	Los Angeles County Metropolitan Transportation Authority, Union Station Gateway Project, Rev., 5.000%, 07/01/27	1,197
805	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	859

		3,440

	Utility — 3.6%
	City of Los Angeles, Department of Water & Power, Power System,
1,700	Series A, Rev., 5.000%, 07/01/35	1,983
375	Series B, Rev., 5.000%, 07/01/36	431
610	Series D, Rev., 5.000%, 07/01/33	701
2,500	Subseries A-1, Rev., 5.250%, 07/01/38	2,641
2,450	East Bay Municipal Utility District, Wastewater System, Series A, Rev., 5.000%, 06/01/36	2,825

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	2,243
595	Northern California Transmission Agency, Transmission Project, Series A, Rev., 5.000%, 05/01/31	696

		11,520

	Water & Sewer — 1.8%
515	East Bay Municipal Utility District Water System, Green Bonds, Series B, Rev., 5.000%, 06/01/33	600
3,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/32	3,042
	Orange County Water District,
1,145	Series A, Rev., 5.000%, 08/15/29	1,387
650	Series A, Rev., 5.000%, 08/15/34	768

		5,797

	Total California	67,928

	Colorado — 4.4%
	Certificate of Participation/Lease — 2.2%
4,655	Adams County, Colorado Refunding & Improvement, COP, 4.000%, 12/01/40	4,741
2,000	State of Colorado, Building Excellent Schools Today, Series G, COP, 5.000%, 03/15/32	2,218

		6,959

	Education — 0.0% (g)
150	Board of Governors of the University of Colorado, Enterprise System, Series E-1, Rev., 5.000%, 03/01/35	170

	Hospital — 1.0%
2,130	Colorado Health Facilities Authority, Vail Valley Medical Centre Project, Rev., 4.000%, 01/15/45	2,134
1,000	Denver Health & Hospital Authority, Series A, Rev., 5.250%, 12/01/45	1,050

		3,184

	Prerefunded — 1.2%
	Colorado Water Resources & Power Development Authority, Water & Wastewater Utility Enterprise Project,
1,000	Series A, Rev., AGC, 5.125%, 12/01/18 (p)	1,073
1,000	Series A, Rev., AGC, 5.250%, 12/01/18 (p)	1,075
1,500	University of Colorado, University Enterprise, Series A, Rev., 5.375%, 06/01/19 (p)	1,643

		3,791

	Total Colorado	14,104

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Delaware — 0.5%
	Education — 0.3%
	The Delaware Economic Development Authority, Newark Charter School, Inc. Project,
500	Series A, Rev., 5.000%, 09/01/36	516
500	Series A, Rev., 5.000%, 09/01/46	511

		1,027

	Hospital — 0.2%
555	Delaware State Economic Development Authority, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	579

	Total Delaware	1,606

	District of Columbia — 1.7%
	Education — 0.3%
	District of Columbia,
500	Series A, Rev., 6.000%, 07/01/43	574
500	Series A, Rev., 6.000%, 07/01/48	573

		1,147

	General Obligation — 1.4%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,396

	Total District of Columbia	5,543

	Florida — 3.0%
	General Obligation — 0.9%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	2,971

	Hospital — 0.1%
215	Orange County Health Facilities Authority, Series B, Rev., 4.000%, 10/01/45	210

	Transportation — 1.1%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, 6.000%, 10/01/18	3,436

	Utility — 0.9%
2,820	Tohopekaliga Water Authority, Utility System Revenue, Series A, Rev., 4.000%, 10/01/41	2,920

	Total Florida	9,537

	Georgia — 1.4%
	Hospital — 1.4%
3,845	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26	4,448

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hawaii — 0.8%
	General Obligation — 0.8%
2,370	City & County of Honolulu, Series A, GO, 5.000%, 10/01/37	2,702

	Illinois — 3.1%
	Education — 0.6%
1,750	Chicago Public Building Commission, Board of Education, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	1,971

	General Obligation — 1.1%
355	Cook County Forest Preserve District, Limited Tax Project, Series B, GO, 5.000%, 12/15/37	377
3,000	State of Illinois, GO, 5.500%, 07/01/38	3,120

		3,497

	Transportation — 1.4%
1,500	Chicago O’Hare International Airport, General Airport, Third Lien, Series A, Rev., NATL-RE, 5.750%, 01/01/39	1,688
2,580	Regional Transportation Authority, Series D, Rev., NATL-RE, 7.750%, 06/01/19	2,789

		4,477

	Total Illinois	9,945

	Indiana — 1.4%
	Other Revenue — 1.4%
4,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.000%, 02/01/30	4,477

	Kentucky — 1.4%
	Education — 1.4%
	Oldham County, Kentucky School District Finance Corp., School Building,
1,760	Rev., 5.000%, 06/01/26	2,074
2,000	Rev., 5.000%, 06/01/27	2,371

	Total Kentucky	4,445

	Louisiana — 0.7%
	Hospital — 0.4%
1,150	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.000%, 05/15/47	1,231

	Other Revenue — 0.3%
1,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A, Rev., 5.250%, 05/15/35	1,087

	Total Louisiana	2,318

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Maine — 2.0%
	Prerefunded — 2.0%
5,675	Maine Turnpike Authority, Rev., 6.000%, 07/01/19 (p)	6,319

	Maryland — 0.5%
	General Obligation — 0.5%
1,420	Baltimore County, Consolidated Public Improvement, GO, 5.000%, 08/01/26	1,719

	Massachusetts — 2.2%
	General Obligation — 2.1%
1,500	Commonwealth of Massachusetts, Series A, GO, 5.000%, 03/01/32	1,709
5,000	Commonwealth of Massachusetts, Consolidated Loan of 2016, Series J, GO, 4.000%, 12/01/39	5,138

		6,847

	Water & Sewer — 0.1%
80	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.250%, 08/01/28	100

	Total Massachusetts	6,947

	Michigan — 0.5%
	Transportation — 0.5%
1,500	Michigan State Trunk Line, Rev., 5.000%, 11/15/36	1,678

	Minnesota — 0.2%
	Utility — 0.2%
	City of Rochester, Electric Utility,
100	Series A, Rev., 5.000%, 12/01/27	120
400	Series A, Rev., 5.000%, 12/01/28	477

	Total Minnesota	597

	Mississippi — 0.4%
	Water & Sewer — 0.4%
1,000	Mississippi Development Bank, Water & Sewer System Project, Special Obligation, Rev., AGM, 6.875%, 12/01/40	1,275

	Montana — 0.1%
	Prerefunded — 0.1%
400	City of Helena, COP, 5.000%, 01/01/19 (p)	429

	Nebraska — 0.2%
	Utility — 0.2%
	Public Power Generation Agency, Whelan Energy Center Unit 2,
185	Series A, Rev., 5.000%, 01/01/34	207
280	Series A, Rev., 5.000%, 01/01/41	310

	Total Nebraska	517

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 2.2%
	Housing — 0.1%
505	New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Series AA, Rev., 6.375%, 10/01/28	521

	Transportation — 2.1%
10,355	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	3,620
2,870	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Series A-1, Rev., 5.000%, 06/15/27	3,091

		6,711

	Total New Jersey	7,232

	New York — 13.0%
	Education — 0.4%
1,025	State Dormitory Authority, New York University, Series A, Rev., 5.000%, 07/01/28	1,231

	General Obligation — 0.2%
820	Gorham-Middlesex Central School District, GO, 3.000%, 06/15/21	869

	Other Revenue — 3.6%
	Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center,
625	Series A, Rev., 5.000%, 07/15/26	718
565	Series A, Rev., 5.000%, 07/15/28	644
295	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Subseries E-1, Rev., 5.000%, 02/01/35	331
	New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee,
2,000	Series B, Rev., Zero Coupon, 11/15/36	872
10,000	Series B, Rev., Zero Coupon, 11/15/55	1,730
7,500	Series B, Rev., Zero Coupon, 11/15/56	1,242
	New York Counties Tobacco Trust VI Tobacco Settlement Pass-Through Bonds,
300	Series B, Rev., 5.000%, 06/01/25	350
150	Series B, Rev., 5.000%, 06/01/28	170
155	Series B, Rev., 5.000%, 06/01/29	172
4,450	New York State Dormitory Authority, Sales Tax, Series A, Rev., 5.000%, 03/15/26	5,348

		11,577

	Prerefunded — 0.4%
1,150	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., 5.750%, 06/15/18 (p)	1,223

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 5.7%
	Metropolitan Transportation Authority,
250	Series D, Rev., 5.000%, 11/15/29	293
400	Series D, Rev., 5.000%, 11/15/30	467
400	Series D, Rev., 5.000%, 11/15/31	465
2,750	MTA Hudson Rail Yards Trust Obligations, Series A, Rev., 5.000%, 11/15/46	2,944
11,725	Port Authority of New York & New Jersey, Consolidated, 93rd Series, Rev., 6.125%, 06/01/94	14,124

		18,293

	Utility — 1.5%
4,250	Utility Debt Securitization Authority, Series TE, Rev., 5.000%, 12/15/41	4,859

	Water & Sewer — 1.2%
	New York City Municipal Water Finance Authority, Water & Sewer System,
320	Series A, Rev., 4.500%, 06/15/32	358
3,030	Series A, Rev., 5.750%, 06/15/40	3,211
	Water Authority of Great Neck North, New York Water System,
200	Series A, Rev., 4.000%, 01/01/29	223
35	Series A, Rev., 4.000%, 01/01/30	39
130	Series A, Rev., 4.000%, 01/01/33	141

		3,972

	Total New York	42,024

	North Dakota — 0.0% (g)
	General Obligation — 0.0% (g)
30	West Fargo Public School District No. 6, Series A, GO, 3.000%, 05/01/25	31

	Ohio — 2.1%
	Education — 0.6%
	Miami University, A State University of Ohio,
375	Rev., 5.000%, 09/01/29	443
500	Rev., 5.000%, 09/01/30	588
650	Rev., 5.000%, 09/01/31	759

		1,790

	General Obligation — 0.7%
	Greenville City School District, School Improvement,
1,000	GO, 5.250%, 01/01/38	1,106
1,000	GO, 5.250%, 01/01/41	1,106

		2,212

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.3%
1,000	County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities, Series A, Rev., 5.500%, 07/01/39	1,101

	Prerefunded — 0.5%
	County of Richland, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/18 (p)	543
400	GO, AGC, 6.000%, 12/01/18 (p)	436
650	GO, AGC, 6.125%, 12/01/18 (p)	709

		1,688

	Total Ohio	6,791

	Oklahoma — 2.0%
	Other Revenue — 0.7%
2,400	The Edmond Public Works Authority, Sales Tax And Utility System, Rev., 4.000%, 07/01/41	2,472

	Prerefunded — 0.7%
2,000	Oklahoma City Water Utilities Trust, Water & Sewer System, Series A, Rev., 5.000%, 07/01/19 (p)	2,181

	Transportation — 0.6%
1,665	Oklahoma Turnpike Authority, Turnpike System, Second Senior, Series A, Rev., 5.000%, 01/01/37	1,882

	Total Oklahoma	6,535

	Oregon — 0.3%
	Water & Sewer — 0.3%
700	City of Portland, Sewer System, First Lien, Series A, Rev., 5.000%, 06/01/26	836

	Pennsylvania — 0.4%
	Education — 0.0% (g)
85	University of Pittsburgh — of the Commonwealth System of Higher Education, University Capital Project, Series A, Rev., 4.000%, 09/15/36	89

	General Obligation — 0.1%
225	County of Allegheny Pennsylvania, Series C, GO, 5.000%, 11/01/23	264

	Hospital — 0.3%
	Lancaster County Hospital Authority, Health Center, Masonic Villages Project,
510	Rev., 5.000%, 11/01/36	557
250	Rev., 5.000%, 11/01/37	273

		830

	Total Pennsylvania	1,183

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	South Carolina — 6.5%
	General Obligation — 0.2%
430	Anderson County South Carolina School District No. 5, GO, SCSDE, 5.000%, 03/01/27	516

	Prerefunded — 3.2%
9,515	Laurens County School District No. 056, GO, AGC, SCSDE, 6.125%, 03/01/19 (p)	10,481

	Utility — 3.0%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	4,500
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, 6.750%, 01/01/20	5,270

		9,770

	Water & Sewer — 0.1%
295	City of Anderson, South Carolina Water & Sewer System, Rev., 5.000%, 07/01/29	347

	Total South Carolina	21,114

	South Dakota — 0.1%
	Other Revenue — 0.1%
300	South Dakota State Building Authority, Series A, Rev., 5.000%, 06/01/22	348

	Tennessee — 0.0% (g)
	General Obligation — 0.0% (g)
110	Franklin Special School District, Limited Tax School Refunding & Improvement, GO, 5.000%, 06/01/31	128

	Texas — 8.5%
	Education — 2.1%
	Clifton Higher Education Finance Corp., Idea Public Schools,
1,250	Rev., 6.000%, 08/15/33	1,422
500	Series B, Rev., 4.000%, 08/15/23	528
345	Series B, Rev., 5.000%, 08/15/24	387
460	Series B, Rev., 5.000%, 08/15/25	517
	Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital,
1,000	Rev., 5.125%, 09/01/33	1,099
2,300	Rev., 5.500%, 09/01/43	2,539
210	University of Texas System, Series A, Rev., 5.000%, 07/01/31	246

		6,738

	General Obligation — 0.2%
535	City of Carrollton, GO, 5.000%, 08/15/26	581

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.4%
1,375	Harris County Health Facilities Development Corp., Texas Children’s Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,468

	Prerefunded — 3.3%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/17 (p)	4,519
2,200	City of Forney, Independent School District, Series A, GO, PSF-GTD, 5.750%, 08/15/18 (p)	2,354
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	3,882

		10,755

	Transportation — 1.4%
1,965	Dallas-Fort Worth International Airport, Joint Improvement, Series A, Rev., 5.000%, 11/01/42	2,159
2,000	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.000%, 09/01/41	2,343

		4,502

	Utility — 0.0% (g)
35	City of San Antonio, Electric & Gas Systems, Rev., 5.000%, 02/01/32	41

	Water & Sewer — 1.1%
2,500	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,419

	Total Texas	27,504

	Utah — 0.5%
	Other Revenue — 0.5%
1,270	Municipal Building Authority of West Valley City, Rev., AGM, 5.000%, 02/01/27	1,476
110	Utah Infrastructure Agency Telecommunications And Franchise Tax, Rev., 4.000%, 10/15/40	113

	Total Utah	1,589

	Virginia — 0.5%
	Transportation — 0.5%
	Capital Region Airport Commission (Richmond International Airport),
350	Series A, Rev., 4.000%, 07/01/35	365
350	Series A, Rev., 4.000%, 07/01/36	365
750	Series A, Rev., 4.000%, 07/01/38	780

	Total Virginia	1,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Washington — 3.9%
	Education — 1.9%
5,430	Western Washington University, Housing & Dining System, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,193

	General Obligation — 0.4%
1,000	State of Washington, Various Purpose, Series C, GO, 5.000%, 02/01/34	1,148

	Prerefunded — 1.6%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/18 (p)	5,296

	Total Washington	12,637

	Total Municipal Bonds (Cost $276,538)	292,216

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.2%
	Investment Company — 5.2%
16,638	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $16,638)	16,638

	Total Investments — 98.9% (Cost $303,176)	318,854
	Other Assets in Excess of Liabilities — 1.1%	3,541

	NET ASSETS — 100.0%	$322,395

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(63)	10 Year U.S. Treasury Note	06/21/17	USD	$(7,848)	$(16)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Daily Demand Notes — 4.0%
	Florida — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
200	Township of Jackson, Gulf Power Co., Project, Rev., VRDO, 0.670%, 03/01/17	200

	Georgia — 0.9%
	Industrial Development Revenue/Pollution Control Revenue — 0.9%
300	Burke County Development Authority, Power Company Plant Vogtle Project, Rev., VRDO, 0.640%, 03/01/17	300

	Louisiana — 0.5%
	Industrial Development Revenue/Pollution Control Revenue — 0.5%
150	St. Charles Parish, Pollution Control, Shell Oil Co. Project, Series B, Rev., VRDO, 0.550%, 03/01/17	150

	Maryland — 0.6%
	Education — 0.6%
200	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Issue, Series D, Rev., VRDO, LOC: TD Bank NA, 0.500%, 03/01/17	200

	Minnesota — 0.5%
	Housing — 0.5%
150	City of Minneapolis, St. Paul Housing & Redevelopment Authority, Children Health Care Facilities, Series A, Rev., VRDO, AGM, 0.520%, 03/01/17	150

	Missouri — 0.3%
	Education — 0.3%
100	Missouri State Health & Educational Facilities Authority, Variable Rate Demand Educational Facilities, Series C, Rev., VRDO, 0.520%, 03/01/17	100

	New Hampshire — 0.3%
	Education — 0.3%
100	New Hampshire Health & Educational Facilities Authority, University System, Series B, Rev., VRDO, LIQ: State Street Bank & Trust, 0.510%, 03/01/17	100

	Texas — 0.3%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
100	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Mobil Oil Corp. Project, Series 2012, Rev., VRDO, 0.490%, 03/01/17	100

	Total Daily Demand Notes (Cost $1,300)	1,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Monthly Demand Note — 0.6%
	Pennsylvania — 0.6%
	Transportation — 0.6%
200	Pennsylvania Turnpike Commission, Series A-1, Rev., VAR, 1.149%, 04/03/17 (Cost $200)	200

Municipal Bonds — 77.1% (t)
	Alabama — 3.5%
	Education — 1.7%
550	Jacksonville State University, Tuition & Fee, Rev., AGM, 2.000%, 12/01/17	554

	Utility — 1.3%
400	The Black Belt Energy Gas District Gas Supply, Series A, Rev., VAR, LIQ: Royal Bank of Canada, 4.000%, 06/01/21	431

	Water & Sewer — 0.5%
150	Ozark Utilities Board, Water & Sewer, Rev., AGM, 2.000%, 09/01/17	151

	Total Alabama	1,136

	Alaska — 0.6%
	General Obligation — 0.4%
25	Borough of North Slope, Series A, GO, 4.000%, 06/30/17	25
100	Municipality of Anchorage, Series B, GO, 5.000%, 08/01/17	102

		127

	Housing — 0.1%
25	Alaska Housing Finance Corp., General Mortgage, Series A, Rev., 1.650%, 12/01/17	25

	Prerefunded — 0.1%
50	Alaska Rail Road Corp., Capital Grant Receipts, Rev., NATL-RE, 5.000%, 08/01/17 (p)	51

	Total Alaska	203

	Arizona — 1.3%
	General Obligation — 0.4%
115	Summit Fire & Medical District, GO, 2.000%, 07/01/18	116
25	Town of Gilbert, Projects of 2006 & 2007, GO, 5.000%, 07/01/17	26

		142

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
125	Industrial Development Authority, County of Yavapai, Regional Medical Center, Rev., 3.000%, 08/01/17	126

	Other Revenue — 0.1%
25	Phoenix Civic Improvement Corp., Light Rail Project, Rev., 5.000%, 07/01/17	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Prerefunded — 0.1%
30	Northern Arizona University, Rev., AMBAC, 5.000%, 06/01/17 (p)	30

	Transportation — 0.3%
100	Town of Gilbert, Arizona Street & Highway User, Rev., 4.000%, 07/01/17	101

	Total Arizona	424

	Arkansas — 0.6%
	General Obligation — 0.1%
25	County of Benton, Bentonville School District No. 6, Series A, GO, 4.000%, 06/01/17	25

	Hospital — 0.1%
25	Arkansas Development Finance Authority, Healthcare, Baptist Health, Series A, Rev., 4.000%, 12/01/17	26

	Prerefunded — 0.1%
35	State of Arkansas, Higher Education, Series B, GO, 4.500%, 06/01/17 (p)	35

	Water & Sewer — 0.3%
100	City of Hot Springs, Wastewater Refunding & Construction, Rev., 2.000%, 12/01/17	101

	Total Arkansas	187

	California — 4.1%
	General Obligation — 0.4%
25	Chaffey Community College District, GO, 4.000%, 06/01/17	25
100	Chaffey Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 06/01/17	100

		125

	Hospital — 2.6%
500	California Municipal Finance Authority, Community Medical Centers, Series A, Rev., 5.000%, 02/01/18	517
100	California Municipal Finance Authority, NorthBay Healthcare Group, Series A, Rev., 2.000%, 11/01/17	100
100	California Public Finance Authority, Henry Mayo Newhall Hospital, Rev., 5.000%, 10/15/20	110
125	Palomar Health, Rev., 3.000%, 11/01/17	126

		853

	Other Revenue — 0.2%
40	San Jose Finance Authority, Civic Center Project, Series A, Rev., 4.000%, 06/01/17	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
25	Santa Clara Valley Transportation Authority, Sales Tax, Series B, Rev., 5.000%, 04/01/17	25

		65

	Prerefunded — 0.4%
30	Chaffey Community College District, Election of 2002, Series C, GO, NATL-RE, 5.000%, 06/01/17 (p)	30
25	Corona-Norco Unified School District, Election of 2006, Series A, GO, AGM, 4.750%, 08/01/17 (p)	26
25	Palomar California Community College District, Election Of 2006, Series A, GO, AGM, 5.000%, 05/01/17 (p)	25
25	Santa Clara Valley Transportation Authority, Measure A Sales Tax, Series A, Rev., AMBAC, 5.000%, 04/01/17 (p)	25
30	State of California, Various Purpose, GO, NATL-RE, 5.000%, 06/01/17 (p)	30

		136

	Transportation — 0.2%
25	City of Los Angeles, Department of Airports, Los Angeles International Airport, Series A, Rev., 5.000%, 05/15/17	25
25	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.000%, 07/01/17	26

		51

	Utility — 0.3%
40	City of Los Angeles, Department of Water & Power, Power System, Subseries A-1, Rev., AMBAC, 5.000%, 07/01/17	41
25	East Bay Municipal Utility District, Water System, Series B, Rev., 4.000%, 06/01/17	25
35	Southern California Public Power Authority, Mead-Adelanto Project, Series A, Rev., 5.000%, 07/01/17	35

		101

	Total California	1,331

	Colorado — 3.9%
	Certificate of Participation/Lease — 0.9%
100	City of Avon, COP, 2.000%, 12/01/17	101
200	City of Commerce City, COP, AGM, 2.000%, 12/15/17 (w)	201

		302

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Education — 1.6%
500	Colorado Educational & Cultural Facilities Authority, Atmospheric Research Project, Rev., 3.000%, 09/01/17	505

	Hospital — 1.3%
30	Colorado Health Facilities Authority, Catholic Health Initiatives, Series A, Rev., 5.000%, 07/01/17	31
380	University of Colorado Hospital Authority, Series C-1, Rev., VAR, 4.000%, 03/01/20	404

		435

	Water & Sewer — 0.1%
25	Metro Wastewater Reclamation District, Sewer Improvement, Series A, Rev., 5.000%, 04/01/17	25

	Total Colorado	1,267

	Connecticut — 3.2%
	Education — 1.6%
500	State of Connecticut, Health & Educational Facility Authority, Ascension Health Credit Group, Series B, Rev., VAR, 1.650%, 03/01/19	502

	Housing — 1.5%
500	Norwalk Housing Authority, Multifamily Housing, Cedar Court Apartments Project, Rev., VAR, 1.250%, 06/01/18	500

	Prerefunded — 0.1%
40	Town of Killingly, GO, NATL-RE, 5.000%, 06/15/17 (p)	41

	Total Connecticut	1,043

	Delaware — 0.1%
	General Obligation — 0.1%
25	State of Delaware, Series B, GO, 5.000%, 07/01/17	25

	Florida — 3.3%
	Certificate of Participation/Lease — 0.5%
160	St. Lucie County School Board, COP, AGM, 4.000%, 08/15/17	162

	Education — 0.4%
100	Higher Educational Facilities Financing Authority, Flagler College, Inc., Project, Series B, Rev., 3.000%, 11/01/17	101
25	Miami-Dade County Educational Facilities Authority, University, Series A, Rev., AMBAC, 5.000%, 04/01/17 (p)	25

		126

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.9%
25	City of Fort Lauderdale, Series B, GO, 3.000%, 07/01/17	26
	Florida State Board of Education, Public Education, Capital Outlay,
50	Series A, GO, 5.000%, 06/01/17	51
55	Series B, GO, 5.000%, 06/01/17	56
25	Series B, GO, NATL-RE, 5.000%, 06/01/17	25
105	Series D, GO, 5.500%, 06/01/17	106
30	Series E, GO, 5.000%, 06/01/17	30

		294

	Hospital — 0.5%
150	Miami Beach Health Facilities Authority, Miami Jewish Health Systems, Inc. Project, Rev., 1.500%, 07/01/17	150

	Other Revenue — 0.7%
40	County of Miami-Dade, Court Facilities, Series A, Rev., 4.000%, 04/01/17	40
200	Florida State Municipal Loan Council, Rev., NATL-RE, 2.000%, 10/01/17	201

		241

	Prerefunded — 0.3%
25	County of Citrus Water & Wastewater System, Rev., AGM, 4.375%, 04/01/17 (p)	25
35	Osceola County, Infrastructure Sales Surtax, Rev., AMBAC, 5.000%, 10/01/17 (p)	36
40	Palm Beach County School District, Series E, COP, NATL-RE, 5.000%, 08/01/17 (p)	41

		102

	Total Florida	1,075

	Georgia — 0.6%
	Certificate of Participation/Lease — 0.1%
35	Fulton County Facilities Corporation, COP, 5.000%, 11/01/17	36

	General Obligation — 0.2%
30	Forsyth County School District, GO, AGM, 5.000%, 06/01/17	30
40	Glynn County School District, Sales Tax, GO, 5.000%, 08/01/17	41

		71

	Prerefunded — 0.1%
25	Douglas County School District, GO, AGM, 5.000%, 04/01/17 (p)	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Water & Sewer — 0.2%
50	Clayton County Water Authority, Water & Sewerage, Rev., 4.000%, 05/01/17	50

	Total Georgia	182

	Hawaii — 0.1%
	General Obligation — 0.1%
25	City & County of Honolulu, Series B, GO, AGM, 5.250%, 07/01/17	25

	Illinois — 7.3%
	Education — 1.1%
300	Peoria Public Building Commission, School District No. 150 Project, Rev., 5.000%, 12/01/19	327
25	University of Illinois, Auxiliary Facilities System, Series B, Rev., NATL-RE, 5.500%, 04/01/17	25

		352

	General Obligation — 5.4%
100	City of Berwyn, Series A, GO, 3.000%, 12/01/17	101
100	Cook & Will Counties School District No. 194, GO, 4.000%, 12/01/17	102
150	Cook County, Proviso Township High School District No. 209, Series B, GO, AGM, 4.000%, 12/01/18	156
150	County of Cook, Series A, GO, 5.000%, 11/15/18	158
60	Ford etc. Counties Community Unit School District No. 10 Paxton-Buckley-Loda, School Building, Series A, GO, AGM, 4.000%, 12/01/18	63
	Joliet Park District, Will & Kendall Counties,
220	Series A, GO, 4.000%, 02/01/18	225
350	Series B, GO, 4.000%, 02/01/18	358
125	Lincoln Land Community College District No. 526, GO, 5.000%, 12/15/21	142
85	Monroe & St. Clair Counties, Waterloo Unit Community School District No. 5, GO, 4.000%, 04/15/18	88
100	State of Illinois, GO, 5.000%, 02/01/18	103
125	Streamwood Park District, GO, 2.000%, 12/01/17	126
115	Will County, Community Consolidated School District No. 70-C Laraway, Lease Obligations, GO, AGM, 4.000%, 12/01/17	117

		1,739

	Other Revenue — 0.7%
50	State of Illinois, Rev., 4.000%, 06/15/17	50
80	State of Illinois, Junior Obligation, Rev., 5.000%, 06/15/17	81

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
100	State of Illinois, Sales Tax, Series B, Rev., 3.000%, 06/15/17	101

		232

	Prerefunded — 0.1%
25	City of Springfield, Senior Lien Electric, Rev., NATL-RE, 5.000%, 03/01/17 (p)	25

	Total Illinois	2,348

	Indiana — 1.5%
	Industrial Development Revenue/Pollution Control Revenue — 0.8%
265	City of Whiting, Environmental Facilities, BP Products North America, Inc., Project, Rev., 5.000%, 07/01/17	269

	Other Revenue — 0.1%
25	Carmel Redevelopment Authority, Option Income Tax Lease Rental, Series B, Rev., 5.000%, 07/01/17	25

	Water & Sewer — 0.6%
200	City of Mount Vernon, Waterworks, Rev., BAN, 2.000%, 07/01/17	200

	Total Indiana	494

	Iowa — 1.9%
	General Obligation — 0.1%
25	City of Cedar Rapids, Series A, GO, 3.000%, 06/01/17	25

	Hospital — 1.7%
480	City of Ames, Mary Greeley Medical Center, Rev., 5.000%, 06/15/18	504
50	Iowa Finance Authority, Healthcare, Genesis Health System, Rev., 4.000%, 07/01/17	51

		555

	Other Revenue — 0.1%
25	State of Iowa, Ijobs Program, Series A, Rev., 5.000%, 06/01/17 (p)	25

	Total Iowa	605

	Kansas — 0.4%
	General Obligation — 0.1%
40	Miami County, Unified School District No. 368, GO, 2.000%, 09/01/17	40

	Hospital — 0.3%
100	City of Hutchinson, Hutchinson Regional Medical Center, Inc., Rev., 4.000%, 12/01/17	102

	Total Kansas	142

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Kentucky — 1.6%
	Prerefunded — 0.2%
75	Mercer County School District Finance Corp., School Building, Rev., NATL-RE, 4.250%, 05/01/17 (p)	76

	Transportation — 1.4%
430	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A, Rev., BAN, 5.000%, 07/01/17	435

	Total Kentucky	511

	Louisiana — 1.1%
	Education — 0.5%
175	Louisiana Public Facilities Authority, Capital Appreciation, Loyola University Project, Rev., Zero Coupon, 10/01/18	169

	Other Revenue — 0.4%
125	City of Shreveport, Independence Stadium Project, Rev., 3.000%, 03/01/18	127

	Prerefunded — 0.2%
45	East Ouachita Parish School District, GO, XLCA, 4.125%, 03/01/17 (p)	45

	Total Louisiana	341

	Maine — 0.3%
	Transportation — 0.3%
100	City of Portland, General Airport, Rev., 3.000%, 07/01/17	101

	Maryland — 0.4%
	Education — 0.1%
25	State of Maryland, Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Series B, Rev., 5.000%, 07/01/17	25

	General Obligation — 0.1%
25	County of Worcester, Consolidated Public Improvement, GO, 5.000%, 03/01/17	25
25	State of Maryland, State & Local Facilities Loan, Series A, GO, 5.000%, 08/01/17	26

		51

	Prerefunded — 0.1%
25	State of Maryland, State & Local Facilities Loan, First Lien, GO, 5.000%, 03/15/17 (p)	25

	Transportation — 0.1%
30	Maryland Transportation Authority, Rev., GRAN, 5.250%, 03/01/17	30

	Total Maryland	131

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — 1.0%
	General Obligation — 0.3%
30	City of Newton, Municipal Purpose Loan, Series B, GO, 3.500%, 03/01/17	30
25	Town of Ashland, Municipal Purpose Loan, GO, 5.000%, 05/15/17	26
25	Town of Westwood, GO, 4.000%, 06/01/17	25

		81

	Other Revenue — 0.7%
25	Massachusetts School Building Authority, Dedicated Sales Tax, Series A, Rev., AMBAC, 5.000%, 08/15/17 (p)	26
25	Massachusetts School Building Authority, Sales Tax, Series A, Rev., 5.000%, 05/15/17	25
25	Massachusetts State College Building Authority, Series A, Rev., 5.000%, 05/01/17	25
155	Massachusetts State Development Finance Agency, Wentworth Institute Technology, Rev., 5.000%, 10/01/17	158

		234

	Total Massachusetts	315

	Michigan — 1.3%
	General Obligation — 1.0%
115	Cedar Springs Public School District, GO, Q-SBLF, 4.000%, 05/01/18 (w)	119
50	County of Wayne, Livonia Public Schools School District, Unlimited Tax, GO, 4.000%, 05/01/17	50
55	Garden City School District, GO, Q-SBLF, 4.000%, 05/01/17	55
100	State of Michigan, Northville Public Schools, GO, Q-SBLF, 5.000%, 05/01/17	101

		325

	Hospital — 0.1%
30	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Series F-3, Rev., VAR, 1.400%, 06/29/18	30

	Prerefunded — 0.2%
30	Grand Rapids Public Schools, School Building & Site, GO, AGM, 4.250%, 05/01/17 (p)	30
30	Novi Community School District, School Building & Site, GO, NATL-RE, 4.500%, 05/01/17 (p)	31

		61

	Total Michigan	416

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Minnesota — 1.6%
	Certificate of Participation/Lease — 0.8%
150	St. Cloud Independent School District No. 742, Series A, COP, 2.000%, 02/01/18	152
100	Triton Independent School District No. 2125, Dodge Center, Series A, COP, 2.000%, 04/01/17	100

		252

	Education — 0.1%
50	City of Deephaven, Minnesota Charter School Lease, Eagle Ridge Academy Project, Series A, Rev., 3.000%, 07/01/19	50

	General Obligation — 0.2%
25	State of Minnesota, Trunk Highway, Series E, GO, 5.000%, 08/01/17	26
25	State of Minnesota, Various Purpose, Series D, GO, 3.000%, 08/01/17	25

		51

	Transportation — 0.5%
150	Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport, Series D, Rev., AMT, 4.000%, 01/01/18	153

	Total Minnesota	506

	Missouri — 1.6%
	General Obligation — 0.2%
25	Fort Zumwalt School District, Direct Deposit Program, Series B, GO, 5.000%, 03/01/17	25
25	Springfield School District No. R-12, Missouri Direct Deposit Program, GO, 2.000%, 03/01/17	25

		50

	Hospital — 0.5%
150	County of Boone, Boone Hospital Center, Rev., 3.000%, 08/01/17	152

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
100	Kirkwood IDA, Aberdeen Heights, Series A, Rev., 5.000%, 05/15/18 (w)	103

	Other Revenue — 0.3%
100	Missouri Development Finance Board Infrastructure Facilities, City of Independence, Centerpoint Project, Series B, Rev., 3.000%, 04/01/17	100

	Prerefunded — 0.1%
35	Missouri Highways & Transportation Commission, Second Lien, Rev., 5.250%, 05/01/17 (p)	35

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
60	City of Springfield, Sewer System Improvements Project, Rev., 4.000%, 04/01/17	60

	Total Missouri	500

	Nebraska — 0.1%
	General Obligation — 0.1%
25	City of Omaha, GO, 5.000%, 06/01/17	25

	Nevada — 0.3%
	Other Revenue — 0.2%
	County of Clark, Sales & Excise Tax,
25	Rev., 5.000%, 07/01/17	26
25	Series B, Rev., 3.000%, 07/01/17	25

		51

	Prerefunded — 0.1%
	Clark County School District,
25	Series B, GO, AMBAC, 5.000%, 06/15/17 (p)	25
25	Series C, GO, NATL-RE, 3.500%, 06/15/17 (p)	25

		50

	Total Nevada	101

	New Jersey — 4.1%
	Certificate of Participation/Lease — 0.5%
150	Township of West Orange, COP, AGM, 3.000%, 10/01/17	152

	General Obligation — 1.5%
150	City of Rahway, GO, 2.000%, 04/15/17	150
25	County of Atlantic, GO, NATL-RE, 4.250%, 08/01/17	25
25	County of Essex, GO, 4.000%, 05/01/17	25
40	County of Monmouth, Series C, GO, 4.000%, 03/01/17	40
105	State of New Jersey, Series L, GO, AMBAC, 5.250%, 07/15/17	107
150	The Board of Education of the Township of Franklin, County of Somerset, GO, 5.000%, 08/15/17	153

		500

	Hospital — 0.5%
150	New Jersey Economic Development Authority, Biomedical Research Facilities, Series A, Rev., 3.000%, 07/15/17	151

	Other Revenue — 0.8%
65	New Jersey Building Authority, Series B, Rev., 5.000%, 06/15/17	66

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — continued
200	The Union County Improvement Authority, City of Linden Omnibus Project, Rev., AGM, 2.000%, 11/01/17	201

		267

	Prerefunded — 0.2%
50	County of Hunterdon, Union Township School District, GO, AGM, 5.000%, 07/15/17 (p)	51

	Transportation — 0.6%
100	South Jersey Port Corp., Marine Terminal Revenue, Series S, Rev., 5.000%, 01/01/18	102
100	Trenton Parking Authority, City Guaranteed, Series B, Rev., AGM, 2.000%, 04/01/17	100

		202

	Total New Jersey	1,323

	New Mexico — 0.1%
	Other Revenue — 0.1%
25	State of New Mexico, Severance Tax, Series A-2, Rev., 5.000%, 07/01/17	25

	New York — 5.1%
	Education — 0.3%
80	New York State Dormitory Authority, State University, Series A, Rev., 5.000%, 07/01/17	81

	General Obligation — 2.6%
35	Brewster Central School District, Series A, GO, AGM, 5.000%, 04/15/17	35
30	City of New York, Subseries G-3, GO, 5.000%, 03/01/17	30
50	City of New York, Fiscal Year 2014, Series G, GO, 5.000%, 08/01/17	51
30	Clarkstown Central School District, GO, 5.000%, 04/15/17	30
110	County of Monroe, GO, 5.000%, 03/01/17	110
50	County of Suffolk, Series B, GO, AGM, 5.250%, 05/01/17	51
25	Dutchess County, Arlington Central School District, Series A, GO, 5.000%, 05/15/17	25
25	Half Hollow Hills Central School District, Series A, GO, 3.000%, 04/15/17	25
25	North Syracuse Central School District, GO, 4.000%, 06/15/17	25
25	State of New York, Series A, GO, 3.000%, 03/01/17	25
35	Town of Halfmoon, Water District, GO, 5.000%, 04/15/17	35

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	Town of Oyster Bay,
100	GO, RAN, 3.750%, 03/31/17	100
200	Series B, GO, BAN, 3.500%, 02/02/18	202
100	Series C, GO, BAN, 4.000%, 06/01/18	102

		846

	Other Revenue — 1.1%
75	New York Local Government Assistance Corp., Series C, Rev., 5.500%, 04/01/17	75
25	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/17	25
25	New York Local Government Assistance Corp., Subordinated Lien, Series B, Rev., 5.000%, 04/01/17	25
	New York State Environmental Facilities Corp., Master Financing Program,
25	Series B, Rev., 5.000%, 05/15/17	25
35	Series C, Rev., 5.000%, 05/15/17	36
150	TSASC, Inc., Tobacco Settlement, Series B, Rev., 5.000%, 06/01/19	159

		345

	Prerefunded — 0.1%
25	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.250%, 09/15/17 (p)	26

	Special Tax — 0.3%
75	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/17	75
25	New York State Urban Development Corp., State Personal Income Tax, Series E, Rev., 5.000%, 03/15/17	25

		100

	Transportation — 0.7%
25	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund, Series A, Rev., 4.000%, 04/01/17	25
210	New York Transportation Development Corp., Special Facility, American Airlines, Inc., John F. Kennedy International Airport Project, Rev., AMT, 5.000%, 08/01/17	213

		238

	Total New York	1,636

	North Carolina — 1.6%
	General Obligation — 0.2%
25	State of North Carolina, Series B, GO, 5.000%, 04/01/17	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
50	Town of Cary, Public Improvement, Series B, GO, 4.000%, 06/01/17	51

		76

	Hospital — 1.2%
380	Northern Hospital District of Surry County, Health Care Facilities, Rev., 4.000%, 10/01/18	393

	Other Revenue — 0.2%
25	City of Concord, Series A, Rev., 4.000%, 06/01/17	25
25	County of Buncombe, Series A, Rev., 5.000%, 06/01/17	25

		50

	Total North Carolina	519

	Ohio — 4.8%
	Certificate of Participation/Lease — 0.4%
130	Mayfield City School District, Middle School Project, Series B-1, COP, 4.000%, 09/01/17	132

	Education — 2.2%
605	Cleveland State University, Rev., 4.000%, 06/01/17	610
100	Fairborn City School District, School Facilities Construction & Improvement, Series A, GO, 3.000%, 12/01/17	102

		712

	General Obligation — 1.1%
250	City of Tipp City, Various Purpose, Series A, GO, BAN, 1.750%, 02/14/18	252
100	County of Belmount, Various Purpose, GO, BAN, 1.375%, 08/31/17	100

		352

	Hospital — 0.4%
125	Akron, Bath & Copley Joint Township Hospital District, Summa Health Obligated Group, Rev., 5.000%, 11/15/21	139

	Other Revenue — 0.1%
25	State of Ohio, Capital Facilities Lease-Appropriation, Series A, Rev., 5.000%, 04/01/17	25

	Prerefunded — 0.2%
50	State of Ohio, Infrastructure Improvement, Series A, GO, 5.000%, 03/01/17 (p)	50

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.4%
140	State of Ohio, Major New State Infrastructure Project, Series 3, Rev., 5.000%, 12/15/17	145

	Total Ohio	1,555

	Oklahoma — 3.0%
	Education — 2.5%
150	Grady County School Finance Authority, Educational Facilities Lease, Alex Public Schools Project, Rev., 3.000%, 12/01/17	152
125	Okarche Economic Development Authority, Okarche Public Schools Project, Rev., 4.000%, 09/01/19	132
200	Oklahoma County Finance Authority, Educational Facilities, Lease Western Harrah Public Schools Project, Rev., 2.000%, 09/01/18	202
300	Tulsa County Industrial Authority, Educational Facilities Lease, Owasso Public Schools Project, Rev., 4.000%, 09/01/17	305

		791

	General Obligation — 0.5%
25	City of Oklahoma, GO, 5.000%, 03/01/17	25
	City of Tulsa,
100	GO, 3.000%, 03/01/17	100
25	Series A, GO, 2.000%, 03/01/17	25
25	Oklahoma County Independent School District No. 89, GO, 2.000%, 07/01/17	25

		175

	Total Oklahoma	966

	Oregon — 2.8%
	General Obligation — 1.9%
250	Clackamas County School District No. 12, Series A, GO, Zero Coupon, 06/15/19	243
25	Deschutes County Administrative School District No. 1, Bend-La Pine, GO, NATL-RE, 5.000%, 06/15/17	25
	Lane County, Mapleton School District No. 32,
50	GO, 2.000%, 06/15/17	50
60	GO, 2.000%, 06/15/18	61
25	Portland Community College District, GO, 5.000%, 06/15/17	25
200	State of Oregon, Series A, GO, 2.000%, 06/30/17	201

		605

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Hospital — 0.6%
	Klamath Falls Intercommunity Hospital Authority, Sky Lakes Medical Center Project,
75	Rev., 2.000%, 09/01/17	75
100	Rev., 3.000%, 09/01/18	103

		178

	Prerefunded — 0.3%
	Clackamas County School District No. 12,
30	Series A, GO, AGM, 4.500%, 06/15/17 (p)	31
25	Series A, GO, AGM, 4.750%, 06/15/17 (p)	25
25	Lane County, School District No. 040 Creswell, GO, AGM, 4.250%, 06/15/17 (p)	25
25	Polk Marion & Benton Counties School District No. 13J Central, Series A, GO, AGM, 4.000%, 06/15/17 (p)	25

		106

	Total Oregon	889

	Pennsylvania — 3.1%
	Education — 0.3%
100	State Public School Building Authority, Philadelphia School District Project, Series A, Rev., 5.000%, 06/01/17	101

	General Obligation — 1.5%
50	Bethlehem Area School District, GO, AGM, 3.000%, 03/15/17 (p)	50
125	County of Allegheny, North Allegheny School District, Series A, GO, 3.000%, 05/01/17	126
50	County of Bucks, Township of Bensalem, GO, 2.000%, 06/01/17	50
25	County of Montgomery, Series A, GO, 5.000%, 03/15/17	25
25	Lampeter Strasburg School District, GO, 4.000%, 06/01/17	25
50	Manheim Central School District, GO, AGM, 4.000%, 03/01/17	50
30	Midd-West School District, Synder County, GO, 3.000%, 05/15/17	30
65	Parkland School District, Lehigh County, Series A, GO, 3.000%, 03/01/17	65
50	Tussey Mountain School District, GO, AGM, 0.950%, 04/01/17	50

		471

	Hospital — 0.3%
100	Mount Lebanon Hospital Authority, St. Clair Memorial Hospital Project, Rev., 4.000%, 07/01/17	101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
175	Delaware Valley Regional Finance Authority, Local Government, Rev., 5.750%, 07/01/17	178

	Prerefunded — 0.4%
25	County of Lancaster, GO, AMBAC, 5.000%, 05/01/17 (p)	25
50	Delaware River Joint Toll Bridge Commission, Series A, Rev., NATL-RE, 5.000%, 07/01/17 (p)	51
40	Scranton Parking Authority, Guaranteed Parking, Rev., AGC, 5.250%, 06/01/17 (p)	40

		116

	Water & Sewer — 0.1%
25	Altoona City Authority, Water, Rev., AGM, 5.000%, 11/01/17	26

	Total Pennsylvania	993

	Rhode Island — 0.3%
	Education — 0.2%
65	Rhode Island Health & Educational Building Corp., Public School Financing Program, Series B, Rev., 2.000%, 05/15/17	65

	Prerefunded — 0.1%
25	Rhode Island Health & Educational Building Corp., Public School Financing Program, Series A, Rev., AGM, 5.000%, 05/15/17 (p)	25

	Total Rhode Island	90

	South Carolina — 1.4%
	Education — 0.1%
25	University of South Carolina, Athletic Facilities, Series A, Rev., 4.000%, 05/01/17	25

	General Obligation — 0.4%
55	County of Dorchester, Transportation Projects, Series A, GO, 3.000%, 05/01/17	56
25	Horry County School District, GO, SCSDE, 4.000%, 03/01/17	25
50	Oconee County School District, Series C, GO, SCSDE, 5.000%, 03/01/17	50

		131

	Prerefunded — 0.1%
25	County of Richland School District No. 001, Series B, GO, NATL, SCSDE, 5.000%, 03/01/17 (p)	25

	Utility — 0.8%
250	Piedmont Municipal Power Agency, Electric, Series A, Rev., 5.000%, 01/01/19	267

	Total South Carolina	448

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Tennessee — 0.2%
	General Obligation — 0.1%
25	County of Shelby, Public Improvement & School, Series B, GO, 3.000%, 04/01/17	25

	Prerefunded — 0.1%
35	Metropolitan Government of Nashville & Davidson, Series A, GO, 5.000%, 05/15/17 (p)	35

	Total Tennessee	60

	Texas — 4.6%
	Education — 0.6%
150	Tarrant County, Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project, Rev., 2.000%, 05/15/17	150
30	Texas A&M University, Series A, Rev., 4.000%, 05/15/17	30

		180

	General Obligation — 2.2%
150	City of Bullard, GO, 2.000%, 09/01/17	151
420	City of Del Rio, Certificates of Obligation, GO, AGM, 1.000%, 06/01/17	420
100	Harris County Municipal Utility District No. 412, GO, 2.000%, 09/01/18	101
25	Mesquite Independent School District, Series B, GO, PSF-GTD, 5.000%, 08/15/17	25

		697

	Prerefunded — 0.6%
25	City of San Antonio, General Improvement, GO, 5.000%, 08/01/17 (p)	25
50	City of Waxahachie, Certificates of Obligation, GO, XLCA, 5.250%, 08/01/17 (p)	51
25	County of Travis, Certificates of Obligation, GO, 4.500%, 03/01/17 (p)	25
25	Spring Independant School District, Series A, GO, PSF-GTD, 5.000%, 08/15/17 (p)	26
25	State of Texas, Transportation Commission Mobility, GO, 4.750%, 04/01/17 (p)	25
45	Texas Transportation Commission, Highway Fund, First Tier, Rev., 5.000%, 04/01/17 (p)	45

		197

	Transportation — 0.4%
125	Love Field Airport Modernization Corp., Rev., AMT, 5.000%, 11/01/21	142

	Utility — 0.4%
25	City of Houston, Combined Utility System, First Lien, Series A, Rev., NATL-RE, 5.250%, 05/15/17	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
85	City of Plano, Municipal Drainage Utility System, Rev., 2.000%, 05/15/17 (w)	85

		111

	Water & Sewer — 0.4%
65	City of Longview, Texas, Waterworks & Sewer System, Rev., 4.000%, 03/01/17	65
25	City of Mansfield, Waterworks & Sewer System, Rev., 5.000%, 08/01/17	26
25	City of McKinney, Waterworks & Sewer System, Rev., 4.000%, 03/15/17	25
25	North Texas Municipal Water District, Rev., 5.000%, 06/01/17	25

		141

	Total Texas	1,468

	Utah — 1.1%
	General Obligation — 0.3%
35	Alpine School District, School Building, GO, 4.500%, 03/15/17	35
40	Board of Education of Weber School District, GO, 5.000%, 06/15/17	41
25	State of Utah, Series C, GO, 5.000%, 07/01/17	25

		101

	Other Revenue — 0.8%
115	State of Utah, Series B, Rev., 5.000%, 07/01/17	117
25	Utah State Building Ownership Authority Lease, State Facilities Master Lease Program, Series A, Rev., 5.000%, 05/15/17	25
25	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.250%, 06/15/17	25
100	West Valley City Redevelopment Agency, Rev., 2.000%, 11/01/17	101

		268

	Total Utah	369

	Virginia — 0.2%
	Other Revenue — 0.1%
25	Fairfax County Economic Development Authority, Joint Public Uses Complex Project, Rev., 5.000%, 05/15/17	25

	Prerefunded — 0.1%
25	County of James City, GO, NATL-RE, 4.000%, 06/15/17 (p)	26

	Total Virginia	51

	Washington — 1.0%
	General Obligation — 0.3%
25	King County School District No. 210 Federal Way, GO, 4.000%, 06/01/17	25

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
50	Skagit County, Public Hospital District No. 1, GO, 4.000%, 12/01/17	51
25	State of Washington, Series C, GO, 5.000%, 07/01/17	26

		102

	Hospital — 0.1%
40	Washington Health Care Facilities Authority, Rev., 5.000%, 11/01/17	41

	Prerefunded — 0.1%
25	Clark County, Camas School District No. 117, GO, AGM, 4.500%, 12/01/17 (p)	26

	Utility — 0.5%
130	County of Snohomish, Public Utility District No. 1, Water System, Rev., 4.000%, 12/01/17	133
25	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/17	25

		158

	Total Washington	327

	Wisconsin — 0.9%
	General Obligation — 0.9%
25	County of Dane, Promissory Notes, Series A, GO, 2.000%, 06/01/17	25
45	Milwaukee Area Technical College District, Series C, GO, 2.000%, 06/01/17	45
25	State of Wisconsin, Series A, GO, 4.000%, 05/01/17	25
130	Wautoma Area School District, GO, AGM, 3.000%, 03/01/18	133
65	Western Technical College District, Series A, GO, 2.000%, 04/01/17	65

	Total Wisconsin	293

	Wyoming — 1.1%
	Utility — 1.1%
	Wyoming Municipal Power Agency, Inc., Power Supply System,
175	Series A, Rev., 4.000%, 01/01/18	179
175	Series A, Rev., 4.000%, 01/01/19	184

	Total Wyoming	363

	Total Municipal Bonds (Cost $24,769)	24,809

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Quarterly Demand Note — 0.8% (t)
	Texas — 0.8%
	Industrial Development Revenue/Pollution Control Revenue — 0.8%
250	Mission Economic Development Corp., Solid Waste Disposal, Republic Services, Inc. Project, Rev., VRDO, 1.250%, 05/01/17 (Cost $250)	250

Weekly Demand Notes — 13.7% (t)
	California — 0.8%
	Water & Sewer — 0.8%
250	Irvine Ranch Water District, Series A-1, Rev., 0.690%, 03/01/17	250

	Colorado — 2.0%
	Transportation — 1.5%
500	E-470 Public Highway Authority, Senior LIBOR Index, Series A, Rev., VAR, 1.440%, 03/01/17	500

	Utility — 0.5%
150	City of Colorado Springs, Utilities System Improvement, Series B, Rev., VRDO, 0.610%, 03/01/17	150

	Total Colorado	650

	District of Columbia — 3.1%
	Other Revenue — 3.1%
1,000	District of Columbia, American Society, Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.600%, 03/01/17	1,000

	Indiana — 3.1%
	Hospital — 3.1%
1,000	Indiana Finance Authority, Indiana University Health Obligated Group, Series E, Rev., VRDO, LOC: Bank of America NA, 0.600%, 03/01/17	1,000

	Massachusetts — 3.1%
	General Obligation — 3.1%
1,000	Commonwealth of Massachusetts, Subseries D-2, GO, VAR, 0.920%, 03/01/17	1,000

	Ohio — 0.6%
	Utility — 0.6%
200	Ohio Air Quality Development Authority, Electric Corp. Project, Series D, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.630%, 03/01/17	200

	Washington — 1.0%
	Other Revenue — 0.6%
200	Washington Economic Development Finance Authority, Seadrunar Project, Series E, Rev., VRDO, LOC: U.S. Bank NA, 1.050%, 03/01/17	200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	Utility — 0.4%
100	City of Seattle, Municipal Light & Power, Series B-2, Rev., VAR, 1.300%, 03/01/17	100

	Total Washington	300

	Total Weekly Demand Notes (Cost $4,400)	4,400

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 8.7%
	Investment Company — 8.7%
2,788	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $2,788)	2,788

	Total Investments — 104.9% (Cost $33,707)	33,747
	Liabilities in Excess of Other Assets — (4.9)%	(1,572)

	NET ASSETS — 100.0%	$32,175

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
BRRH	— Boca Raton Regional Hospital
CHESLA	— Connecticut Higher Education Supplemental Loan Authority
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GRAN	— Grant Revenue Anticipation Note
GTD	— Guaranteed
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note

RE	— Reinsured
REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
SIFMA	— Securities Industry and Financial Markets Association
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2017.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2017.
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of February 28, 2017.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017

(Amounts in thousands, except per share amounts)

	Municipal Income Fund	Ohio Municipal Bond Fund		Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$263,689	$118,490		$1,988,492
Investments in affiliates, at value	5,140	1,648		41,698

Total investment securities, at value	268,829	120,138		2,030,190
Cash	—	—		14
Receivables:
Investment securities sold	549	10		33,404
Investment securities sold — delayed delivery securities	165	35		—
Fund shares sold	261	2		1,368
Interest and dividends from non-affiliates	2,862	1,344		19,712
Dividends from affiliates	3	—	(a)	16
Due from adviser	—	—	(a)	—

Total Assets	272,669	121,529		2,084,704

LIABILITIES:
Payables:
Investment securities purchased	1,344	—		4,994
Fund shares redeemed	364	3		3,110
Accrued liabilities:
Investment advisory fees	4	—		203
Administration fees	—	—		2
Distribution fees	25	25		14
Shareholder servicing fees	50	20		103
Custodian and accounting fees	14	11		39
Trustees’ and Chief Compliance Officer’s fees	—	—		—	(a)
Audit fees	34	31		33
Other	23	13		168

Total Liabilities	1,858	103		8,666

Net Assets	$270,811	$121,426		$2,076,038

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Municipal Income Fund	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$263,665	$115,987	$2,074,004
Accumulated undistributed (distributions in excess of) net investment income	(19)	(3)	(17)
Accumulated net realized gains (losses)	519	144	(8,845)
Net unrealized appreciation (depreciation)	6,646	5,298	10,896

Total Net Assets	$270,811	$121,426	$2,076,038

Net Assets:
Class A	$76,684	$47,146	$30,535
Class C	17,137	26,938	14,013
Institutional Class*	—	—	1,887,149
Select Class*	176,990	47,342	144,341

Total	$270,811	$121,426	$2,076,038

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,906	4,453	2,914
Class C	1,784	2,530	1,327
Institutional Class*	—	—	179,229
Select Class*	18,373	4,501	13,738

Net Asset Value (a):
Class A — Redemption price per share	$9.70	$10.59	$10.48
Class C — Offering price per share (b)	9.61	10.65	10.56
Institutional Class* — Offering and redemption price per share	—	—	10.53
Select Class* — Offering and redemption price per share	9.63	10.52	10.51
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.08	$11.00	$10.72

Cost of investments in non-affiliates	$257,043	$113,192	$1,977,596
Cost of investments in affiliates	5,140	1,648	41,698

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund and Ohio Municipal Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Tax Free Bond Fund		Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$302,216		$30,959
Investments in affiliates, at value	16,638		2,788

Total investment securities, at value	318,854		33,747
Deposits at broker for futures contracts	115		—
Receivables:
Investment securities sold	242		—
Fund shares sold	219		450
Interest and dividends from non-affiliates	3,455		187
Dividends from affiliates	9		2
Variation margin on futures contracts	1		—
Due from adviser	—		33
Deferred offering costs	—		21

Total Assets	322,895		34,440

LIABILITIES:
Payables:
Due to custodian	—		—	(a)
Investment securities purchased	—		1,711
Investment securities purchased — delayed delivery securities	—		508
Fund shares redeemed	309		—
Accrued liabilities:
Investment advisory fees	7		—
Distribution fees	47		—	(a)
Shareholder servicing fees	50		1
Custodian and accounting fees	14		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Audit fees	38		35
Other	35		5

Total Liabilities	500		2,265

Net Assets	$322,395		$32,175

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Tax Free Bond Fund	Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$308,459	$32,133
Accumulated undistributed (distributions in excess of) net investment income	(9)	2
Accumulated net realized gains (losses)	(1,717)	—	(a)
Net unrealized appreciation (depreciation)	15,662	40

Total Net Assets	$322,395	$32,175

Net Assets:
Class A	$148,987	$519
Class C	32,052	—
Class I (formerly Select Class)	141,356	31,656

Total	$322,395	$32,175

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,487	52
Class C	2,708	—
Class I (formerly Select Class)	11,896	3,160
Net Asset Value (b):
Class A — Redemption price per share	$11.93	$10.02
Class C — Offering price per share (c)	11.84	—
Class I (formerly Select Class) — Offering and redemption price per share	11.88	10.02
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.39	$10.25

Cost of investments in non-affiliates	$286,538	$30,919
Cost of investments in affiliates	16,638	2,788

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	69

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2017

(Amounts in thousands)

	Municipal Income Fund	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9,255	$4,550	$38,176
Interest income from affiliates	— (a)	— (a)	2
Dividend income from non-affiliates	329	—	—
Dividend income from affiliates	26	4	164

Total investment income	9,610	4,554	38,342

EXPENSES:
Investment advisory fees	909	388	5,830
Administration fees	248	106	1,911
Distribution fees:
Class A	197	124	94
Class C	134	209	120
Shareholder servicing fees:
Class A	197	124	94
Class C	45	70	40
Institutional Class*	—	—	2,126
Select Class*	515	130	381
Custodian and accounting fees	109	95	276
Interest expense to affiliates	— (a)	—	—
Professional fees	67	56	82
Trustees’ and Chief Compliance Officer’s fees	24	24	28
Printing and mailing costs	15	15	126
Registration and filing fees	41	14	117
Transfer agency fees (See Note 2.F.)	8	6	19
Sub-transfer agency fees (See Note 2.F.)	36	21	332
Other	10	7	47

Total expenses	2,555	1,389	11,623

Less fees waived	(613)	(269)	(5,111)
Less earnings credits	—	—	— (a)
Less expense reimbursements	—	—	(178)

Net expenses	1,942	1,120	6,334

Net investment income (loss)	7,668	3,434	32,008

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	4,031	466	1,510
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(12,606)	(4,710)	(41,497)

Net realized/unrealized gains (losses)	(8,575)	(4,244)	(39,987)

Change in net assets resulting from operations	$(907)	$(810)	$(7,979)

(a)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund and Ohio Municipal Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Tax Free Bond Fund	Ultra-Short Municipal Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$12,745	$106
Dividend income from affiliates	82	6

Total investment income	12,827	112

EXPENSES:
Investment advisory fees	1,008	17
Administration fees	275	9
Distribution fees:
Class A	402	—	(b)
Class C	248	—
Shareholder servicing fees:
Class A	402	—	(b)
Class C	83	—
Class I (formerly Select Class)	355	28
Custodian and accounting fees	105	21
Professional fees	68	60
Trustees’ and Chief Compliance Officer’s fees	24	17
Printing and mailing costs	20	12
Registration and filing fees	61	7
Transfer agency fees (See Note 2.F.)	24	—	(b)
Sub-transfer agency fees (See Note 2.F.)	62	—
Offering costs	—	63
Other	10	5

Total expenses	3,147	239

Less fees waived	(991)	(51)
Less expense reimbursements	—	(158)

Net expenses	2,156	30

Net investment income (loss)	10,671	82

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,970	—	(b)
Futures	62	—

Net realized gain (loss)	3,032	—	(b)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(15,340)	40
Futures	(16)	—

Change in net unrealized appreciation/depreciation	(15,356)	40

Net realized/unrealized gains (losses)	(12,324)	40

Change in net assets resulting from operations	$(1,653)	$122

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,668	$8,523	$3,434	$3,902
Net realized gain (loss)	4,031	2,323	466	881
Distributions of capital gains received from investment company affiliates	—	2	—	— (a)
Change in net unrealized appreciation/depreciation	(12,606)	(284)	(4,710)	(1,269)

Change in net assets resulting from operations	(907)	10,564	(810)	3,514

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,923)	(1,746)	(1,347)	(1,480)
From net realized gains	(925)	(513)	(275)	(470)
Class B (b)
From net investment income	—	— (a)	—	(3)
Class C
From net investment income	(339)	(289)	(582)	(604)
From net realized gains	(217)	(105)	(159)	(240)
Class I (formerly Select Class)
From net investment income	(5,493)	(6,683)	(1,536)	(1,922)
From net realized gains	(2,361)	(1,813)	(280)	(526)

Total distributions to shareholders	(11,258)	(11,149)	(4,179)	(5,245)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(51,958)	(2,140)	(5,868)	(15,915)

NET ASSETS:
Change in net assets	(64,123)	(2,725)	(10,857)	(17,646)
Beginning of period	334,934	337,659	132,283	149,929

End of period	$270,811	$334,934	$121,426	$132,283

Accumulated undistributed (distributions in excess of) net investment income	$(19)	$68	$(3)	$28

(a)	Amount rounds to less than 500.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,008	$36,155	$10,671	$11,022
Net realized gain (loss)	1,510	4,455	3,032	3,539
Distributions of capital gains received from investment company affiliates	—	3	—	2
Change in net unrealized appreciation/depreciation	(41,497)	22,057	(15,356)	(4,498)

Change in net assets resulting from operations	(7,979)	62,670	(1,653)	10,065

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(351)	(279)	(5,043)	(5,422)
From net realized gains	(190)	—	(3,145)	(1,137)
Class B (a)
From net investment income	—	— (b)	—	(3)
Class C
From net investment income	(69)	(34)	(838)	(774)
From net realized gains	(81)	—	(678)	(190)
Institutional Class*
From net investment income	(30,151)	(34,727)	—	—
From net realized gains	(10,500)	—	—	—
Select Class*
From net investment income	(1,914)	(1,502)	(4,773)	(5,128)
From net realized gains	(790)	—	(2,991)	(966)

Total distributions to shareholders	(44,046)	(36,542)	(17,468)	(13,620)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(532,349)	(450,440)	36,503	(35,086)

NET ASSETS:
Change in net assets	(584,374)	(424,312)	17,382	(38,641)
Beginning of period	2,660,412	3,084,724	305,013	343,654

End of period	$2,076,038	$2,660,412	$322,395	$305,013

Accumulated undistributed (distributions in excess of) net investment income	$(17)	$462	$(9)	$(26)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Tax Free Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

Ultra-Short Municipal Fund
Period Ended February 28, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82
Net realized gain (loss)	— (b)
Change in net unrealized appreciation/depreciation	40

Change in net assets resulting from operations	122

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)
Class I (formerly Select Class)
From net investment income	(79)

Total distributions to shareholders	(80)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,133

NET ASSETS:
Change in net assets	22,175
Beginning of period (See Note 1)	10,000

End of period	$32,175

Accumulated undistributed (distributions in excess of) net investment income	$2

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,344	$16,000	$2,462	$3,024
Distributions reinvested	2,795	2,210	1,517	1,825
Cost of shares redeemed	(19,384)	(13,070)	(5,847)	(5,644)
Conversion from Class B Shares	—	31	—	459

Change in net assets resulting from Class A capital transactions	$6,755	$5,171	$(1,868)	$(336)

Class B (a)
Proceeds from shares issued	$—	$— (b)	$—	$1
Distributions reinvested	—	— (b)	—	2
Cost of shares redeemed	—	(10)	—	(72)
Conversion to Class A Shares	—	(31)	—	(459)

Change in net assets resulting from Class B capital transactions	$—	$(41)	$—	$(528)

Class C
Proceeds from shares issued	$6,745	$4,893	$4,603	$2,398
Distributions reinvested	497	346	712	815
Cost of shares redeemed	(5,290)	(3,716)	(3,828)	(3,608)

Change in net assets resulting from Class C capital transactions	$1,952	$1,523	$1,487	$(395)

Class I (formerly Select Class)
Proceeds from shares issued	$48,297	$87,128	$6,807	$5,370
Distributions reinvested	1,190	1,019	1,412	1,753
Cost of shares redeemed	(110,152)	(96,940)	(13,706)	(21,779)

Change in net assets resulting from Class I capital transactions	$(60,665)	$(8,793)	$(5,487)	$(14,656)

Total change in net assets resulting from capital transactions	$(51,958)	$(2,140)	$(5,868)	$(15,915)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,330	1,592	225	274
Reinvested	284	221	140	166
Redeemed	(1,950)	(1,302)	(537)	(512)
Conversion from Class B Shares	—	3	—	42

Change in Class A Shares	664	514	(172)	(30)

Class B (a)
Issued	—	— (b)	—	1
Reinvested	—	— (b)	—	— (b)
Redeemed	—	(1)	—	(7)
Conversion to Class A Shares	—	(3)	—	(41)

Change in Class B Shares	—	(4)	—	(47)

Class C
Issued	678	489	417	216
Reinvested	51	35	66	74
Redeemed	(539)	(374)	(353)	(326)

Change in Class C Shares	190	150	130	(36)

Class I (formerly Select Class)
Issued	4,864	8,731	630	490
Reinvested	121	102	132	160
Redeemed	(11,124)	(9,723)	(1,273)	(1,986)

Change in Class I Shares	(6,139)	(890)	(511)	(1,336)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,600	$9,633	$45,224	$37,119
Distributions reinvested	530	269	7,911	6,297
Cost of shares redeemed	(19,048)	(12,393)	(47,813)	(56,410)
Conversion from Class B Shares	—	40	—	381

Change in net assets resulting from Class A capital transactions	$(6,918)	$(2,451)	$5,322	$(12,613)

Class B (a)
Proceeds from shares issued	$—	$— (b)	$—	$— (b)
Distributions reinvested	—	— (b)	—	3
Cost of shares redeemed	—	—	—	(228)
Conversion to Class A Shares	—	(40)	—	(381)

Change in net assets resulting from Class B capital transactions	$—	$(40)	$—	$(606)

Class C
Proceeds from shares issued	$2,753	$6,849	$16,584	$5,451
Distributions reinvested	134	30	1,490	947
Cost of shares redeemed	(6,226)	(7,401)	(10,720)	(6,982)

Change in net assets resulting from Class C capital transactions	$(3,339)	$(522)	$7,354	$(584)

Institutional Class*
Proceeds from shares issued	$647,799	$1,058,123	$—	$—
Distributions reinvested	10,099	5,951	—	—
Cost of shares redeemed	(1,176,872)	(1,492,628)	—	—

Change in net assets resulting from Institutional Class capital transactions	$(518,974)	$(428,554)	$—	$—

Select Class*
Proceeds from shares issued	$39,141	$47,246	$72,909	$27,990
Distributions reinvested	415	286	4,095	2,391
Cost of shares redeemed	(42,674)	(66,405)	(53,177)	(51,664)

Change in net assets resulting from Select Class capital transactions	$(3,118)	$(18,873)	$23,827	$(21,283)

Total change in net assets resulting from capital transactions	$(532,349)	$(450,440)	$36,503	$(35,086)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Tax Free Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2017	Year Ended February 29, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,086	910	3,575	2,962
Reinvested	50	25	647	503
Redeemed	(1,802)	(1,170)	(3,839)	(4,496)
Conversion from Class B Shares	—	4	—	31

Change in Class A Shares	(666)	(231)	383	(1,000)

Class B (a)
Issued	—	— (b)	—	— (b)
Reinvested	—	— (b)	—	— (b)
Redeemed	—	—	—	(18)
Conversion to Class A Shares	—	(4)	—	(31)

Change in Class B Shares	—	(4)	—	(49)

Class C
Issued	256	640	1,317	437
Reinvested	13	3	124	76
Redeemed	(583)	(692)	(873)	(561)

Change in Class C Shares	(314)	(49)	568	(48)

Institutional Class*
Issued	60,721	99,256	—	—
Reinvested	952	558	—	—
Redeemed	(110,395)	(139,661)	—	—

Change in Institutional Class Shares	(48,722)	(39,847)	—	—

Select Class*
Issued	3,664	4,432	5,838	2,236
Reinvested	39	27	337	192
Redeemed	(4,018)	(6,244)	(4,344)	(4,147)

Change in Select Class Shares	(315)	(1,785)	1,831	(1,719)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Tax Free Bond Fund were renamed Class I.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund
Period Ended February 28, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$599
Distributions reinvested	— (b)
Cost of shares redeemed	(100)

Change in net assets resulting from Class A capital transactions	$499

Class I (formerly Select Class)
Proceeds from shares issued	$21,948
Distributions reinvested	46
Cost of shares redeemed	(360)

Change in net assets resulting from Class I capital transactions	$21,634

Total change in net assets resulting from capital transactions	$22,133

SHARE TRANSACTIONS:
Class A
Issued	60
Reinvested	— (b)
Redeemed	(10)

Change in Class A Shares	50

Class I (formerly Select Class)
Issued	2,193
Reinvested	5
Redeemed	(36)

Change in Class I Shares	2,162

(a)	Commencement of operations was May 31, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Municipal Income Fund
Class A
Year Ended February 28, 2017	$10.10	$0.24	$(0.28)	$(0.04)	$(0.24)	$(0.12)	$(0.36)
Year Ended February 29, 2016	10.11	0.25	0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27	0.18	0.45	(0.27)	(0.05)	(0.32)
Year Ended February 28, 2014	10.41	0.28	(0.28)	— (e)	(0.29)	(0.14)	(0.43)
Year Ended February 28, 2013	10.35	0.29	0.05	0.34	(0.28)	—	(0.28)

Class C
Year Ended February 28, 2017	10.00	0.18	(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19	0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21	0.17	0.38	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2014	10.33	0.22	(0.28)	(0.06)	(0.23)	(0.14)	(0.37)
Year Ended February 28, 2013	10.27	0.23	0.06	0.29	(0.23)	—	(0.23)

Class I (formerly Select Class)
Year Ended February 28, 2017	10.03	0.26	(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28	0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29	0.17	0.46	(0.29)	(0.05)	(0.34)
Year Ended February 28, 2014	10.35	0.30	(0.27)	0.03	(0.32)	(0.14)	(0.46)
Year Ended February 28, 2013	10.29	0.31	0.06	0.37	(0.31)	—	(0.31)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (d)

$9.70	(0.40)%	$76,684	0.77%	2.39%	1.00%	15%
10.10	3.26	73,120	0.82	2.52	0.97	22
10.11	4.47	68,003	0.86	2.65	0.97	9
9.98	0.13	64,327	0.87	2.78	0.94	3
10.41	3.35	86,839	0.86	2.76	0.92	13

9.61	(0.87)	17,137	1.34	1.83	1.50	15
10.00	2.61	15,950	1.39	1.95	1.48	22
10.02	3.81	14,462	1.44	2.07	1.47	9
9.90	(0.45)	15,425	1.44	2.20	1.44	3
10.33	2.80	26,248	1.42	2.21	1.42	13

9.63	(0.16)	176,990	0.53	2.64	0.72	15
10.03	3.56	245,864	0.57	2.77	0.70	22
10.04	4.66	255,153	0.61	2.91	0.71	9
9.92	0.38	279,537	0.62	3.02	0.69	3
10.35	3.61	483,257	0.62	3.01	0.67	13

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Ohio Municipal Bond Fund
Class A
Year Ended February 28, 2017	$11.01	$0.29	$(0.35)	$(0.06)	$(0.30)	$(0.06)	$(0.36)
Year Ended February 29, 2016	11.14	0.31	(0.02)	0.29	(0.32)	(0.10)	(0.42)
Year Ended February 28, 2015	11.17	0.32	0.06	0.38	(0.33)	(0.08)	(0.41)
Year Ended February 28, 2014	11.51	0.32	(0.34)	(0.02)	(0.32)	— (e)	(0.32)
Year Ended February 28, 2013	11.50	0.32	0.01	0.33	(0.31)	(0.01)	(0.32)

Class C
Year Ended February 28, 2017	11.07	0.23	(0.36)	(0.13)	(0.23)	(0.06)	(0.29)
Year Ended February 29, 2016	11.19	0.25	(0.02)	0.23	(0.25)	(0.10)	(0.35)
Year Ended February 28, 2015	11.22	0.26	0.05	0.31	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2014	11.56	0.25	(0.33)	(0.08)	(0.26)	— (e)	(0.26)
Year Ended February 28, 2013	11.55	0.25	0.01	0.26	(0.24)	(0.01)	(0.25)

Class I (formerly Select Class)
Year Ended February 28, 2017	10.94	0.32	(0.36)	(0.04)	(0.32)	(0.06)	(0.38)
Year Ended February 29, 2016	11.07	0.34	(0.02)	0.32	(0.35)	(0.10)	(0.45)
Year Ended February 28, 2015	11.10	0.35	0.06	0.41	(0.36)	(0.08)	(0.44)
Year Ended February 28, 2014	11.44	0.35	(0.34)	0.01	(0.35)	— (e)	(0.35)
Year Ended February 28, 2013	11.43	0.35	0.01	0.36	(0.34)	(0.01)	(0.35)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.59	(0.59)%	$47,146	0.84%	2.68%	1.06%	7%
11.01	2.72	50,915	0.88	2.83	0.98	8
11.14	3.47	51,856	0.88	2.89	1.07	3
11.17	(0.08)	61,153	0.88	2.85	0.99	3
11.51	2.86	90,786	0.87	2.77	0.97	6

10.65	(1.19)	26,938	1.43	2.08	1.57	7
11.07	2.14	26,556	1.49	2.22	1.49	8
11.19	2.81	27,267	1.50	2.27	1.57	3
11.22	(0.70)	29,872	1.48	2.24	1.48	3
11.56	2.27	55,414	1.46	2.18	1.47	6

10.52	(0.36)	47,342	0.59	2.92	0.81	7
10.94	2.99	54,812	0.63	3.08	0.74	8
11.07	3.75	70,270	0.63	3.15	0.82	3
11.10	0.17	90,114	0.63	3.11	0.74	3
11.44	3.12	103,644	0.62	3.02	0.72	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2017	$10.71	$0.10	$(0.17)	$(0.07)	$(0.10)	$(0.06)	$(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)
Year Ended February 28, 2014	10.63	0.07	(0.03)	0.04	(0.06)	—	(0.06)
Year Ended February 28, 2013	10.65	0.08	(0.02)	0.06	(0.08)	—	(0.08)

Class C
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (e)	0.01	— (e)	—	— (e)
Year Ended February 28, 2014	10.71	0.01	(0.02)	(0.01)	(0.01)	—	(0.01)
Year Ended February 28, 2013	10.74	0.03	(0.03)	— (e)	(0.03)	—	(0.03)

Class I (formerly Institutional Class)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)
Year Ended February 28, 2014	10.68	0.12	(0.03)	0.09	(0.11)	—	(0.11)
Year Ended February 28, 2013	10.71	0.14	(0.04)	0.10	(0.13)	—	(0.13)

Select Class
Year Ended February 28, 2017	10.74	0.13	(0.17)	(0.04)	(0.13)	(0.06)	(0.19)
Year Ended February 29, 2016	10.65	0.10	0.10	0.20	(0.11)	—	(0.11)
Year Ended February 28, 2015	10.65	0.09	— (e)	0.09	(0.09)	—	(0.09)
Year Ended February 28, 2014	10.66	0.09	(0.02)	0.07	(0.08)	—	(0.08)
Year Ended February 28, 2013	10.68	0.11	(0.02)	0.09	(0.11)	—	(0.11)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.48	(0.69)%	$30,535	0.73%	0.91%	0.88%	31%
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53
10.61	0.38	41,685	0.74	0.63	0.87	39
10.63	0.56	73,578	0.74	0.77	0.86	33

10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53
10.69	(0.10)	21,918	1.24	0.13	1.37	39
10.71	(0.05)	35,324	1.24	0.28	1.36	33

10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53
10.66	0.88	2,175,023	0.23	1.10	0.49	39
10.68	0.95	272,548	0.24	1.27	0.46	33

10.51	(0.37)	144,341	0.42	1.23	0.61	31
10.74	1.85	150,939	0.50	0.96	0.62	39
10.65	0.80	168,672	0.49	0.80	0.61	53
10.65	0.67	178,381	0.49	0.88	0.61	39
10.66	0.80	924,024	0.49	1.01	0.61	33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Year Ended February 28, 2017	$12.57	$0.40	$(0.40)	$— (e)	$(0.39)	$(0.25)	$(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44	(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83	(0.44)	(0.10)	(0.54)
Year Ended February 28, 2014	12.88	0.46	(0.44)	0.02	(0.48)	(0.01)	(0.49)
Year Ended February 28, 2013	12.77	0.47	0.09	0.56	(0.45)	—	(0.45)

Class C
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)	(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36	(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73	(0.36)	(0.10)	(0.46)
Year Ended February 28, 2014	12.80	0.37	(0.44)	(0.07)	(0.39)	(0.01)	(0.40)
Year Ended February 28, 2013	12.69	0.38	0.10	0.48	(0.37)	—	(0.37)

Class I (formerly Select Class)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02	(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (e)	0.47	(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84	(0.46)	(0.10)	(0.56)
Year Ended February 28, 2014	12.84	0.48	(0.44)	0.04	(0.50)	(0.01)	(0.51)
Year Ended February 28, 2013	12.73	0.49	0.09	0.58	(0.47)	—	(0.47)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$11.93	(0.03)%	$148,987	0.66%	3.16%	1.00%	73%
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90
12.41	0.31	129,124	0.74	3.72	0.99	62
12.88	4.45	198,873	0.74	3.67	0.94	43

11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90
12.33	(0.40)	25,057	1.43	3.00	1.48	62
12.80	3.80	57,237	1.43	2.98	1.44	43

11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90
12.37	0.49	129,602	0.57	3.89	0.74	62
12.84	4.63	200,023	0.57	3.85	0.69	43

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Ultra-Short Municipal Fund
Class A
May 31, 2016(h) through February 28, 2017	$10.00	$0.06	$(0.01)		$0.05	$(0.03)

Class I (formerly Select Class)
May 31, 2016(h) through February 28, 2017	10.00	0.06	—	(i)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2017.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$10.02	0.52%	$519	0.44%	0.81%	2.56%	80%

10.02	0.65	31,656	0.27	0.74	2.00	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017

1. Organization

JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (the “Trusts”) were formed on November 12, 2004 and November 12, 2015, respectively, as Delaware statutory trusts, pursuant to a Declarations of Trust dated November 5, 2004 and November 12, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Municipal Income Fund	Class A, Class C and Class I*	JPM II	Diversified
Ohio Municipal Bond Fund	Class A, Class C and Class I*	JPM II	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I** and Select Class**	JPM II	Diversified
Tax Free Bond Fund	Class A, Class C and Class I*	JPM II	Diversified
Ultra-Short Municipal Fund***	Class A and Class I*	JPM IV	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	On April 3, 2017, Select Class Shares of the Short-Intermediate Municipal Bond Fund were converted into Institutional Class Shares of the Fund and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.
***	The Ultra-Short Municipal Fund commenced investment operations on May 31, 2016. Prior to May 31, 2016, the Fund had no significant operations other than matters relating to the organization and registration of JPM IV and the issuance of 2,000 shares of Class A Shares and 998,000 shares of Class I Shares to J.P. Morgan Investment Management Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

The investment objective of Municipal Income Fund is to seek current income exempt from federal income taxes.

The investment objective of Ohio Municipal Bond Fund is to seek current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

The investment objective of Short-Intermediate Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund purchased before September 3, 2013). Effective September 3, 2013, purchases of Class C Shares of the Short-Intermediate Municipal Bond Fund were subject to a CDSC on the original cost of shares. No sales charges are assessed with respect to Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares converted to Class A Shares after six years) and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (‘NAV’) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Utility	$—	$2,268	$—	$2,268

Alaska
Housing	—	1,053	—	1,053
Other Revenue	—	1,201	—	1,201

Total Alaska	—	2,254	—	2,254

Arizona
Water & Sewer	—	5,698	—	5,698

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California
General Obligation	$—	$939	$—	$939
Housing	—	209	—	209
Industrial Development Revenue/Pollution Control Revenue	—	1,750	—	1,750
Other Revenue	—	792	—	792
Transportation	—	1,011	—	1,011

Total California	—	4,701	—	4,701

Colorado
Certificate of Participation/Lease	—	705	—	705
Education	—	1,021	—	1,021
General Obligation	—	1,147	—	1,147
Hospital	—	3,520	—	3,520
Housing	—	213	—	213

Total Colorado	—	6,606	—	6,606

Connecticut
Education	—	4,206	—	4,206
Housing	—	2,211	—	2,211

Total Connecticut	—	6,417	—	6,417

Delaware
Housing	—	600	—	600

District of Columbia
Water & Sewer	—	3,388	—	3,388

Florida
Certificate of Participation/Lease	—	10,606	—	10,606
Hospital	—	1,240	—	1,240
Housing	—	2,763	—	2,763
Industrial Development Revenue/Pollution Control Revenue	—	4,981	—	4,981
Other Revenue	—	2,307	—	2,307
Prerefunded	—	506	—	506
Transportation	—	4,608	—	4,608
Utility	—	7,949	—	7,949

Total Florida	—	34,960	—	34,960

Georgia
Hospital	—	997	—	997
Housing	—	1,378	—	1,378

Total Georgia	—	2,375	—	2,375

Illinois
General Obligation	—	2,088	—	2,088
Housing	—	1,765	—	1,765

Total Illinois	—	3,853	—	3,853

Indiana
Hospital	—	1,874	—	1,874
Housing	—	657	—	657
Industrial Development Revenue/Pollution Control Revenue	—	4,441	—	4,441
Water & Sewer	—	1,405	—	1,405

Total Indiana	—	8,377	—	8,377

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Iowa
Education	$—	$1,664	$—	$1,664
Housing	—	876	—	876

Total Iowa	—	2,540	—	2,540

Kentucky
Industrial Development Revenue/Pollution Control Revenue	—	494	—	494

Louisiana
Housing	—	655	—	655

Maine
Housing	—	1,699	—	1,699

Massachusetts
Education	—	2,153	—	2,153
General Obligation	—	2,920	—	2,920
Housing	—	948	—	948
Water & Sewer	—	18,553	—	18,553

Total Massachusetts	—	24,574	—	24,574

Michigan
Housing	—	1,391	—	1,391
Industrial Development Revenue/Pollution Control Revenue	—	2,082	—	2,082

Total Michigan	—	3,473	—	3,473

Minnesota
General Obligation	—	40	—	40
Housing	—	6,692	—	6,692

Total Minnesota	—	6,732	—	6,732

Mississippi
Housing	—	1,823	—	1,823

Missouri
Housing	—	2,259	—	2,259
Transportation	—	2,134	—	2,134

Total Missouri	—	4,393	—	4,393

Nevada
Housing	—	75	—	75

New Hampshire
Education	—	5,427	—	5,427
Housing	—	259	—	259

Total New Hampshire	—	5,686	—	5,686

New Jersey
Education	—	2,743	—	2,743
General Obligation	—	1,494	—	1,494
Hospital	—	2,060	—	2,060
Industrial Development Revenue/Pollution Control Revenue	—	503	—	503
Transportation	—	2,191	—	2,191

Total New Jersey	—	8,991	—	8,991

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York
Housing	$—	$3,995	$—	$3,995
Other Revenue	—	7,598	—	7,598
Prerefunded	—	5	—	5
Special Tax	—	2,154	—	2,154
Transportation	—	8,181	—	8,181
Water & Sewer	—	7,319	—	7,319

Total New York	—	29,252	—	29,252

North Carolina
Housing	—	524	—	524
Other Revenue	—	1,192	—	1,192
Prerefunded	—	1,498	—	1,498
Water & Sewer	—	3,636	—	3,636

Total North Carolina	—	6,850	—	6,850

North Dakota
Housing	—	4,402	—	4,402
Utility	—	2,115	—	2,115

Total North Dakota	—	6,517	—	6,517

Ohio
General Obligation	—	1,826	—	1,826
Housing	—	1,719	—	1,719
Industrial Development Revenue/Pollution Control Revenue	—	1,922	—	1,922
Utility	—	78	—	78

Total Ohio	—	5,545	—	5,545

Oklahoma
Housing	—	1,094	—	1,094
Other Revenue	—	—	38	38

Total Oklahoma	—	1,094	38	1,132

Oregon
Housing	—	1,319	—	1,319

Pennsylvania
Housing	—	4,488	—	4,488
Industrial Development Revenue/Pollution Control Revenue	—	1,026	—	1,026
Other Revenue	—	2,149	—	2,149
Transportation	—	652	—	652

Total Pennsylvania	—	8,315	—	8,315

Rhode Island
Education	—	1,763	—	1,763
Transportation	—	2,906	—	2,906

Total Rhode Island	—	4,669	—	4,669

South Carolina
Housing	—	1,363	—	1,363

South Dakota
Housing	—	2,647	—	2,647

Tennessee
Housing	—	1,017	—	1,017
Transportation	—	1,095	—	1,095
Utility	—	2,243	—	2,243
Water & Sewer	—	2,292	—	2,292

Total Tennessee	—	6,647	—	6,647

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Texas
General Obligation	$—	$2,916	$—	$2,916
Housing	—	1,986	—	1,986
Industrial Development Revenue/Pollution Control Revenue	—	3,094	—	3,094
Transportation	—	3,245	—	3,245

Total Texas	—	11,241	—	11,241

Utah
Housing	—	5,834	—	5,834
Other Revenue	—	1,208	—	1,208

Total Utah	—	7,042	—	7,042

Vermont
Education	—	4,994	—	4,994
Housing	—	6,158	—	6,158

Total Vermont	—	11,152	—	11,152

Washington
General Obligation	—	2,340	—	2,340
Housing	—	520	—	520
Transportation	—	1,452	—	1,452
Utility	—	564	—	564

Total Washington	—	4,876	—	4,876

West Virginia
Other Revenue	—	3,058	—	3,058

Total Municipal Bonds		254,219	38	254,257

Weekly Demand Note
Connecticut	—	4,000	—	4,000

Investment Company	5,432	—	—	5,432

Short-Term Investment
Investment Company	5,140	—	—	5,140

Total Investments in Securities	$10,572	$258,219	$38	$268,829

Ohio Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,648	$118,490	$—	$120,138

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,698	$1,988,492	$—	$2,030,190

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,638	$302,216	$—	$318,854

Depreciation in Other Financial Instruments
Futures Contracts	$(16)	$—	$—	$(16)

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Ultra-Short Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Daily Demand Notes
Florida
Industrial Development Revenue/Pollution Control Revenue	$—	$200	$—	$200
Georgia
Industrial Development Revenue/Pollution Control Revenue	—	300	—	300
Louisiana
Industrial Development Revenue/Pollution Control Revenue	—	150	—	150
Maryland
Education	—	200	—	200
Minnesota
Housing	—	150	—	150
Missouri
Education	—	100	—	100
New Hampshire
Education	—	100	—	100
Texas
Industrial Development Revenue/Pollution Control Revenue	—	100	—	100

Total Daily Demand Notes	—	1,300	—	1,300

Monthly Demand Note
Pennsylvania
Transportation	—	200	—	200

Municipal Bonds
Alabama
Education	—	554	—	554
Utility	—	431	—	431
Water & Sewer	—	151	—	151

Total Alabama	—	1,136	—	1,136

Alaska
General Obligation	—	127	—	127
Housing	—	25	—	25
Prerefunded	—	51	—	51

Total Alaska	—	203	—	203

Arizona
General Obligation	—	142	—	142
Industrial Development Revenue/Pollution Control Revenue	—	126	—	126
Other Revenue	—	25	—	25
Prerefunded	—	30	—	30
Transportation	—	101	—	101

Total Arizona	—	424	—	424

Arkansas
General Obligation	—	25	—	25
Hospital	—	26	—	26
Prerefunded	—	35	—	35
Water & Sewer	—	101	—	101

Total Arkansas	—	187	—	187

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California
General Obligation	$—	$125	$—	$125
Hospital	—	853	—	853
Other Revenue	—	65	—	65
Prerefunded	—	136	—	136
Transportation	—	51	—	51
Utility	—	101	—	101

Total California	—	1,331	—	1,331

Colorado
Certificate of Participation/Lease	—	302	—	302
Education	—	505	—	505
Hospital	—	435	—	435
Water & Sewer	—	25	—	25

Total Colorado	—	1,267	—	1,267

Connecticut
Education	—	502	—	502
Housing	—	500	—	500
Prerefunded	—	41	—	41

Total Connecticut	—	1,043	—	1,043

Delaware
General Obligation	—	25	—	25

Florida
Certificate of Participation/Lease	—	162	—	162
Education	—	126	—	126
General Obligation	—	294	—	294
Hospital	—	150	—	150
Other Revenue	—	241	—	241
Prerefunded	—	102	—	102

Total Florida	—	1,075	—	1,075

Georgia
Certificate of Participation/Lease	—	36	—	36
General Obligation	—	71	—	71
Prerefunded	—	25	—	25
Water & Sewer	—	50	—	50

Total Georgia	—	182	—	182

Hawaii
General Obligation	—	25	—	25

Illinois
Education	—	352	—	352
General Obligation	—	1,739	—	1,739
Other Revenue	—	232	—	232
Prerefunded	—	25	—	25

Total Illinois	—	2,348	—	2,348

Indiana
Industrial Development Revenue/Pollution Control Revenue	—	269	—	269
Other Revenue	—	25	—	25
Water & Sewer	—	200	—	200

Total Indiana	—	494	—	494

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Iowa
General Obligation	$—	$25	$—	$25
Hospital	—	555	—	555
Other Revenue	—	25	—	25

Total Iowa	—	605	—	605

Kansas
General Obligation	—	40	—	40
Hospital	—	102	—	102

Total Kansas	—	142	—	142

Kentucky
Prerefunded	—	76	—	76
Transportation	—	435	—	435

Total Kentucky	—	511	—	511

Louisiana
Education	—	169	—	169
Other Revenue	—	127	—	127
Prerefunded	—	45	—	45

Total Louisiana	—	341	—	341

Maine
Transportation	—	101	—	101

Maryland
Education	—	25	—	25
General Obligation	—	51	—	51
Prerefunded	—	25	—	25
Transportation	—	30	—	30

Total Maryland	—	131	—	131

Massachusetts
General Obligation	—	81	—	81
Other Revenue	—	234	—	234

Total Massachusetts	—	315	—	315

Michigan
General Obligation	—	325	—	325
Hospital	—	30	—	30
Prerefunded	—	61	—	61

Total Michigan	—	416	—	416

Minnesota
Certificate of Participation/Lease	—	252	—	252
Education	—	50	—	50
General Obligation	—	51	—	51
Transportation	—	153	—	153

Total Minnesota	—	506	—	506

Missouri
General Obligation	—	50	—	50
Hospital	—	152	—	152
Industrial Development Revenue/Pollution Control Revenue	—	103	—	103
Other Revenue	—	100	—	100
Prerefunded	—	35	—	35
Water & Sewer	—	60	—	60

Total Missouri	—	500	—	500

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Nebraska
General Obligation	$—	$25	$—	$25

Nevada
Other Revenue	—	51	—	51
Prerefunded	—	50	—	50

Total Nevada	—	101	—	101

New Jersey
Certificate of Participation/Lease	—	152	—	152
General Obligation	—	500	—	500
Hospital	—	151	—	151
Other Revenue	—	267	—	267
Prerefunded	—	51	—	51
Transportation	—	202	—	202

Total New Jersey	—	1,323	—	1,323

New Mexico
Other Revenue	—	25	—	25

New York
Education	—	81	—	81
General Obligation	—	746	100	846
Other Revenue	—	345	—	345
Prerefunded	—	26	—	26
Special Tax	—	100	—	100
Transportation	—	238	—	238

Total New York	—	1,536	100	1,636

North Carolina
General Obligation	—	76	—	76
Hospital	—	393	—	393
Other Revenue	—	50	—	50

Total North Carolina	—	519	—	519

Ohio
Certificate of Participation/Lease	—	132	—	132
Education	—	712	—	712
General Obligation	—	352	—	352
Hospital	—	139	—	139
Other Revenue	—	25	—	25
Prerefunded	—	50	—	50
Transportation	—	145	—	145

Total Ohio	—	1,555	—	1,555

Oklahoma
Education	—	791	—	791
General Obligation	—	175	—	175

Total Oklahoma	—	966	—	966

Oregon
General Obligation	—	605	—	605
Hospital	—	178	—	178
Prerefunded	—	106	—	106

Total Oregon	—	889	—	889

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Pennsylvania
Education	$—	$101	$—	$101
General Obligation	—	471	—	471
Hospital	—	101	—	101
Other Revenue	—	178	—	178
Prerefunded	—	116	—	116
Water & Sewer	—	26	—	26

Total Pennsylvania	—	993	—	993

Rhode Island
Education	—	65	—	65
Prerefunded	—	25	—	25

Total Rhode Island	—	90	—	90

South Carolina
Education	—	25	—	25
General Obligation	—	131	—	131
Prerefunded	—	25	—	25
Utility	—	267	—	267

Total South Carolina	—	448	—	448

Tennessee
General Obligation	—	25	—	25
Prerefunded	—	35	—	35

Total Tennessee	—	60	—	60

Texas
Education	—	180	—	180
General Obligation	—	697	—	697
Prerefunded	—	197	—	197
Transportation	—	142	—	142
Utility	—	111	—	111
Water & Sewer	—	141	—	141

Total Texas	—	1,468	—	1,468

Utah
General Obligation	—	101	—	101
Other Revenue	—	268	—	268

Total Utah	—	369	—	369

Virginia
Other Revenue	—	25	—	25
Prerefunded	—	26	—	26

Total Virginia	—	51	—	51

Washington
General Obligation	—	102	—	102
Hospital	—	41	—	41
Prerefunded	—	26	—	26
Utility	—	158	—	158

Total Washington	—	327	—	327

Wisconsin
General Obligation	—	293	—	293

Wyoming
Utility	—	363	—	363

Total Municipal Bonds	—	24,709	100	24,809

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Ultra-Short Municipal Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Quarterly Demand Note
Texas
Industrial Development Revenue/Pollution Control Revenue	$—	$250	$—	$250

Weekly Demand Notes
California
Water & Sewer	—	250	—	250
Colorado
Transportation	—	500	—	500
Utility	—	150	—	150

Total Colorado	—	650	—	650

District of Columbia
Other Revenue	—	1,000	—	1,000
Indiana
Hospital	—	1,000	—	1,000
Massachusetts
General Obligation	—	1,000	—	1,000
Ohio
Utility	—	200	—	200
Washington
Other Revenue	—	200	—	200
Utility	—	100	—	100

Total Washington	—	300	—	300

Total Weekly Demand Notes	—	4,400	—	4,400

Short-Term Investment
Investment Company	2,788	—	—	2,788

Total Investments in Securities	$2,788	$30,859	$100	$33,747

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended February 28, 2017.

B. When Issued, Delayed Delivery Securities and Forward Commitments — Municipal Income Fund, Ohio Municipal Bond Fund and Ultra-Short Municipal Fund purchased when issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until settlement date.

The Funds had when issued securities, forward commitments or delayed delivery securities outstanding as of February 28, 2017, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2017 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of February 28, 2017.

C. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2017 (amounts in thousands):

	Tax Free Bond Fund
Futures Contracts:
Average Notional Balance Short	$8,028	(a)
Ending Notional Balance Short	7,848

(a)	For the period November 1, 2016 through February 28, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Offering and Organizational Costs — Total offering costs of approximately $84,000 incurred in connection with the offering of shares of the Ultra-Short Municipal Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended February 28, 2017, total offering costs amortized were approximately $63,000.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended February 28, 2017 are as follows (amounts in thousands):

	Class A		Class C	Class I*		Select Class	Total
Municipal Income Fund
Transfer agency fees	$4		$1	$3		n/a	$8
Sub-transfer agency fees	19		6	11		n/a	36

Ohio Municipal Bond Fund
Transfer agency fees	2		1	3		n/a	6
Sub-transfer agency fees	8		6	7		n/a	21

Short-Intermediate Municipal Bond Fund
Transfer agency fees	1		1	15		$2	19
Sub-transfer agency fees	6		6	317		3	332

Tax Free Bond Fund
Transfer agency fees	19		1	4		n/a	24
Sub-transfer agency fees	29		9	24		n/a	62

Ultra-Short Municipal Fund
Transfer agency fees	—	(a)	n/a	—	(a)	n/a	—	(a)
Sub-transfer agency fees	—		n/a	—		n/a	—

(a)	Amount rounds to less than 500.
*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Short-Intermediate Municipal Bond Fund	$—		$(2)		$2
Tax Free Bond Fund	—		—	(a)	—	(a)
Ultra-Short Municipal Fund	—	(a)	—	(a)	—

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to redesignation of distributions and non-deductible expenses.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Municipal Income Fund	0.30%
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Select Class Shares of Short-Intermediate Municipal Bond Fund and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Municipal Income Fund	$15	$—
Ohio Municipal Bond Fund	6	—
Short-Intermediate Municipal Bond Fund	4	—
Tax Free Bond Fund	36	—
Ultra-Short Municipal Fund	1	—

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I*	Select Class
Municipal Income Fund	0.25%	0.25%	0.25%	n/a
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.10	0.25%
Tax Free Bond Fund	0.25	0.25	0.25	n/a
Ultra-Short Municipal Fund	0.25	n/a	0.25	n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived shareholder servicing fees as outlined in Note 3.F.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I*	Select Class
Municipal Income Fund	0.70%	1.25%	0.45%	n/a
Ohio Municipal Bond Fund	0.75	1.25	0.50	n/a
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.25%
Tax Free Bond Fund	0.67	1.25	0.45	n/a
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of the Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

The contractual limitations percentages in the table above are in place until at least October 31, 2018.

Prior to November 1, 2016, the contractual expense limitations for the Funds were as shown in the table below:

	Class A	Class C	Class I*	Select Class
Municipal Income Fund	0.82%	1.39%	0.57%	n/a
Ohio Municipal Bond Fund	0.88	1.53	0.63	n/a
Short-Intermediate Municipal Bond Fund	0.75	1.25	0.25	0.50%
Tax Free Bond Fund	0.67	1.36	0.50	n/a
Ultra-Short Municipal Fund	0.55	n/a	0.35	n/a

*	Effective April 3, 2017, the Institutional Class of Short-Intermediate Municipal Bond Fund and the Select Class of the Municipal Income Fund, Ohio Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund were renamed Class I.

For the year ended February 28, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Municipal Income Fund	$318	$161	$117	$596	$—
Ohio Municipal Bond Fund	121	44	101	266	—
Short-Intermediate Municipal Bond Fund	1,894	1,261	1,860	5,015	178
Tax Free Bond Fund	377	207	362	946	—
Ultra-Short Municipal Fund	17	9	23	49	158

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2017 were as follows (amounts in thousands):

Municipal Income Fund	$17
Ohio Municipal Bond Fund	3
Short-Intermediate Municipal Bond Fund	96
Tax Free Bond Fund	45
Ultra-Short Municipal Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2017, Municipal Income Fund, Short-Intermediate Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended February 28, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Municipal Income Fund	$42,475	$93,335
Ohio Municipal Bond Fund	9,302	18,050
Short-Intermediate Municipal Bond Fund	714,701	1,292,488
Tax Free Bond Fund	255,927	223,585
Ultra-Short Municipal Fund	26,526	6,886

During the year ended February 28, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Municipal Income Fund	$262,185	$8,278	$1,634	$6,644
Ohio Municipal Bond Fund	114,840	5,862	564	5,298
Short-Intermediate Municipal Bond Fund	2,019,385	18,656	7,851	10,805
Tax Free Bond Fund	303,176	19,841	4,163	15,678
Ultra-Short Municipal Fund	33,707	47	7	40

The reclassifications for the Funds relate primarily to wash sale loss deferrals.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

The tax character of distributions paid during the year ended February 28, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Municipal Income Fund	$27	$7,728	$3,503	$11,258
Ohio Municipal Bond Fund	3	3,462	714	4,179
Short-Intermediate Municipal Bond Fund	4,917	32,366	6,763	44,046
Tax Free Bond Fund	3,209	10,622	3,637	17,468
Ultra-Short Municipal Fund	5	75	—	80

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2016 was as follows (amounts in thousands):

	Ordinary Income*		Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Municipal Income Fund	$105		$8,712	$2,332	$11,149
Ohio Municipal Bond Fund	—	(a)	4,009	1,236	5,245
Short-Intermediate Municipal Bond Fund	13		36,529	—	36,542
Tax Free Bond Fund	947		11,326	1,347	13,620

(a)	Amount rounds to less than 500.
*	Short-term gains are treated as ordinary income for income tax purposes.

As of February 28, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Municipal Income Fund	$20	$548	$6,644
Ohio Municipal Bond Fund	11	143	5,298
Short-Intermediate Municipal Bond Fund	48	—	10,805
Tax Free Bond Fund	38	—	15,678
Ultra-Short Municipal Fund	7	—	40

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation and post-October capital loss deferrals.

As of February 28, 2017, the Funds did not have net capital loss carryforwards.

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2017, the following Funds deferred to March 1, 2017 the net capital losses of (amounts in thousands):

	Net Capital Loss
	Short-Term		Long-Term
Municipal Income Fund	$30		$—
Short-Intermediate Municipal Bond Fund	8,006		748
Tax Free Bond Fund	1,839		(105)
Ultra-Short Municipal Fund	—	(a)	—

(a)	Amount rounds to less than 500.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017 (continued)

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2017. Average borrowings from the Facility for, or at any time during the year ended February 28, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Municipal Income Fund	$20,758	0.44%	1	$—	(a)

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommited credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, JPM II along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended February 28, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2017, the Funds had affiliated omnibus accounts which collectively represented the following percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Municipal Income Fund	3	70.0%
Ohio Municipal Bond Fund	3	65.4
Short-Intermediate Municipal Bond Fund	5	93.9
Tax Free Bond Fund	4	60.3
Ultra-Short Municipal Fund	2	97.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Due to Municipal Income Fund investments in Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging markets securities, and convertible securities. These securities are subject to risks specific to their structure, sector or market.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the underlying funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Ohio Municipal Bond Fund primarily invests in issuers in the State of Ohio. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

9. Subsequent Event

Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMDS from the Shareholder Servicing Fee which has been renamed as the Service Fee.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	109

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and JPMorgan Trust IV and the Shareholders of JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra-Short Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (each a separate series of JPMorgan Trust II) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and the financial position of JPMorgan Ultra-Short Municipal Fund (a separate series of JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2016 (commencement of operations) through February 28, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 26, 2017

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	111

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2017; Vice President, JPMorgan Funds Management, Inc. from August 2012 to January 2016; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2016, and continued to hold your shares at the end of the reporting period, February 28, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$975.20	$3.58	0.73%
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class C
Actual	1,000.00	972.30	6.31	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class I (formerly Select Class)
Actual	1,000.00	975.30	2.40	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	977.40	3.87	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class C
Actual	1,000.00	974.70	6.56	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I (formerly Select Class)
Actual	1,000.00	978.40	2.65	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54

Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	983.00	3.49	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71
Class C
Actual	1,000.00	980.60	5.94	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Short-Intermediate Municipal Bond Fund (continued)
Class I (formerly Institutional Class)
Actual	$1,000.00	$985.50	$1.18	0.24%
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	984.90	1.62	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33

Tax Free Bond Fund
Class A
Actual	1,000.00	961.80	3.16	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	959.30	6.17	1.27
Hypothetical	1,000.00	1,018.50	6.36	1.27
Class I (formerly Select Class)
Actual	1,000.00	962.60	2.19	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,003.60	2.09	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class I (formerly Select Class)
Actual	1,000.00	1,004.30	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2017	J.P. MORGAN MUNICIPAL BOND FUNDS	115

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Municipal Income Fund	$3,503
Ohio Municipal Bond Fund	714
Short-Intermediate Municipal Bond Fund	6,763
Tax Free Bond Fund	3,637

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2017 (amounts in thousands):

Exempt Distributions Paid
Municipal Income Fund	$7,728
Ohio Municipal Bond Fund	3,462
Short-Intermediate Municipal Bond Fund	32,366
Tax Free Bond Fund	10,622
Ultra-Short Municipal Fund	75

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. February 2017.	AN-MUNIBOND-217

J.P. Morgan Income Funds

Annual Report

February 28, 2017

JPMorgan Flexible Long/Short Fund

JPMorgan High Yield Opportunities Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 22, 2017 (Unaudited)

Dear Shareholders:

For most of the past twelve months, the U.S. economy was one of the few bright spots among developed nations as most of Europe and Japan struggled with low or negative economic growth. However, by the end of February 2017 there emerged clear signals that the world’s 20 largest economies were moving in a more synchronized fashion that could lead to an accelerating global economy.

Indeed, the World Bank has estimated that global economic growth in 2017 will rise by 2.7% compared with 2.3% in 2016 and economists generally expect each of the world’s 20 largest economies will see an increase in gross domestic product in 2017.

In the 19-nation euro zone, manufacturing activity rose in February 2017 for the sixth consecutive month and reached levels not seen in nearly six years. Economic confidence surveys have been the strongest since 2011. While unemployment across the euro zone remained nearly twice that of the U.S., the jobless rate fell faster than expected in early 2017 to its lowest level since 2009. Importantly, euro zone inflation reached the European Central Bank’s target of 2.0% in February 2017, which provided further evidence that the risk of a painful deflationary spiral had receded.

Meanwhile, Chinese factory activity was stronger than economists expected in February 2017 and more broadly, Chinese economic stimulus measures initiated in 2016 appeared to bolster trade throughout Asia. In Japan, corporate profits were estimated at record highs even in the face of a stronger yen. South Korean exports grew in February 2017 for the fourth consecutive month. Economic data from Australia and India showed signs of stronger growth.

To a certain extent, the healthier global economy was supported by a rebound in global oil prices, which reached 15-month highs in October 2016. Prices for other commodities also rose during 2016, helping growth in those emerging market nations reliant on natural resource exports.

In the U.S., the pace of economic expansion was sufficient to persuade the Federal Reserve Bank to raise interest rates in December 2016 and again in March 2017. Meanwhile, leading stock market indexes hit record highs in late 2016 and early 2017 amid strength in corporate profits and the broader U.S. economy. Investor expectations that the Republican Party’s newly-won control of the U.S. presidency along with its majorities in both houses of the U.S. Congress would bolster economic growth while lowering certain taxes further supported U.S. financial assets.

While the global economy appeared to grow more synchronized during the twelve months ended February 28, 2017, there also emerged political uncertainties in the U.S. and Europe. In the U.K., a populist drive to exit the European Union won a surprise victory in mid-2016. While global financial markets generally rebounded from the sharp sell-off that followed the June 23rd referendum, the ultimate impact of the so-called

Brexit remained uncertain and was seen as a drag on the U.K. economy. In November, Donald Trump, who campaigned on a platform that included tighter restrictions on immigration and protective trade policies, won the U.S. presidency. While voters in the Netherlands declined to give the anti-immigrant Party for Freedom a majority in the lower house of Parliament, populist parties were vying for power in France, Germany and elsewhere.

Each of these parties and their leaders – both in the U.S. and elsewhere – share broad policy goals that prioritize restricting immigration and shunning supranational trade agreements. Given that immigration and free trade are key drivers of economic growth in advanced, post-industrial nations, it remains to be seen how much electoral support these shared agendas would earn.

In the face of all this, U.S. and foreign financial markets generally rewarded investors with positive returns for the twelve months through February 28, 2017. Over time, we believe financial markets will continue to reward those investors who maintain patience and discipline in the context of a properly diversified portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management, J.P. Morgan Asset Management

JPMorgan Flexible Long/Short Fund

Fund Commentary

For the period June 30, 2016 (Fund Inception Date) through February 28, 2017 (Unaudited)

Reporting Period Return:

Fund (Class I Shares) [1]*	3.37%
Bloomberg Barclays Multiverse Corporate Index	0.85%
Net Assets as of 2/28/2017	$25,839,167
Duration as of 2/28/2017	2.7 Years

INVESTMENT OBJECTIVE**

The JPMorgan Flexible Long/Short Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

U.S. financial markets overall provided mixed returns for the reporting period ended February 28, 2017. Equity markets rose along with bond yields amid a backdrop of low but rising interest rates and price inflation, as well as improved corporate profits. Commodities prices stabilized during the reporting period and global oil prices reached 15-month highs in October 2016. Oil prices were further bolstered by the Organization of Petroleum Exporting Countries’ decision to curb production.

The November 8, 2016 election handed Donald Trump the U.S. presidency and maintained the Republican Party’s majority in both houses of the U.S. Congress. In the following months, key U.S. equity benchmarks reached multiple closing record highs. U.S. Treasury bonds underperformed other bond market sectors and high yield bonds (also known as “junk bonds”) outperformed the broader bond market.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the period June 30, 2016 to February 28, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays Multiverse Corporate Bond Index (the “Index”). Relative to the Index, the Fund’s overweight position in high yield debt securities and its security selection in investment grade corporate debt securities were leading contributors to performance.

In terms of absolute performance, the Fund’s allocations to high yield debt securities and below investment grade loan assignments were leading contributors to performance. The Fund’s allocation to investment grade loan assignments, which had a higher sensitivity to U.S. government interest rates, detracted from absolute performance as interest rates rose during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s positioning was dynamic regarding allocations to investment grade corporate bonds, high yield corporate bonds and loan assignments. Emerging markets corporate debt remained a relatively small portion of the Fund’s strategic allocation. At the end of the reporting period, the Fund’s overall duration was about 2.5 years. Duration measures the price sensitivity of a bond or a portfolio of bonds to changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

PORTFOLIO COMPOSITION***

Corporate Bonds	62.6%
Loan Assignments	31.9
Convertible Bonds	1.1
Others (each less than 1.0%)	0.3
Short-Term Investments	4.1

1	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

JPMorgan Flexible Long/Short Fund

Fund Summary

For the period June 30, 2016 (Fund Inception Date) through February 28, 2017 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	June 30, 2016
With Sales Charge**		(0.69)%
Without Sales Charge		3.18
CLASS C SHARES	June 30, 2016
With CDSC***		1.84
Without CDSC		2.84
CLASS R6 SHARES	June 30, 2016	3.53
CLASS I SHARES
(FORMERLY SELECT CLASS SHARES)	June 30, 2016	3.37

*
Not annualized.
**
Sales Charge for Class A Shares is 3.75%.
***
Assumes a 1% CDSC (contingent deferred sales charge) for the period.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Flexible Long/Short Fund, the Bloomberg Barclays Multiverse Corporate Index and the Lipper Alternative Credit Focus Funds Index from June 30, 2016 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Multiverse Corporate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Multiverse Corporate Index provides a broad-based measure of the international fixed-income bond market. The Lipper Alternative Credit Focus Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan High Yield Opportunities Fund

Fund Summary

For the period November 1, 2016 (Fund Inception Date) through February 28, 2017 (Unaudited)

Reporting Period Return:

Fund (Class I Shares) [1]*	4.83%
Bloomberg Barclays Global Aggregate Index - Hedged USD.	0.76%
Net Assets as of 2/28/2017	$26,195,984

Investment objective** and strategies	The JPMorgan High Yield Opportunities Fund (the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective. The Fund’s principal investment strategy is to invest in high yield, high risk corporate debt securities and instruments from developed markets. The Fund will allocate its assets between U.S. and non-U.S. developed markets depending on investment opportunities. In addition to high yield corporate debt securities and instruments, the Fund also may invest in other types of high yield investments.

PORTFOLIO COMPOSITION***

Corporate Bonds	89.7%
Loan Assignments	2.9
Convertible Bonds	1.2
Short-Term Investments	6.2

1	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2017. The Fund’s portfolio composition is subject to change.

JPMorgan High Yield Opportunities Fund

Fund Summary

For the period November 1, 2016 (Fund Inception Date) through February 28, 2017 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	November 1, 2016
With Sales Charge**		0.83%
Without Sales Charge		4.76
CLASS C SHARES	November 1, 2016
With CDSC***		3.57
Without CDSC		4.57
CLASS R6 SHARES	November 1, 2016	4.90
CLASS I SHARES
(FORMERLY SELECT CLASS SHARES)	November 1, 2016	4.83

*
Not annualized.
**
Sales Charge for Class A Shares is 3.75%.
***
Assumes a 1% CDSC (contingent deferred sales charge) for the period.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Opportunities Fund and the Bloomberg Barclays Global Aggregate Index - Hedged USD from November 1, 2016 to February 28, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index - Hedged USD does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index - Hedged USD provides a broad-based measure of the international fixed-income bond market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Security — 0.0% (g)
409	Continental Airlines Pass-Through Trust, Series 2003-ERJ1, 7.875%, 07/02/18 (Cost $420)	424

Convertible Bonds — 1.1%

	Consumer Discretionary — 0.3%
	Internet & Direct Marketing Retail — 0.1%
20,000	Ctrip.com International Ltd., (China), 1.000%, 07/01/20	21,775

	Media — 0.2%
50,902	Liberty Interactive LLC, 3.750%, 02/15/30	30,414
25,000	Live Nation Entertainment, Inc., 2.500%, 05/15/19	26,703

		57,117

	Total Consumer Discretionary	78,892

	Energy — 0.2%
	Energy Equipment & Services — 0.1%
20,000	Nabors Industries, Inc., 0.750%, 01/15/24 (e)	19,300

	Oil, Gas & Consumable Fuels — 0.1%
20,000	Oasis Petroleum, Inc., 2.625%, 09/15/23	27,087

	Total Energy	46,387

	Information Technology — 0.6%
	Communications Equipment — 0.1%
25,000	Finisar Corp., 0.500%, 12/15/36 (e)	26,375

	Internet Software & Services — 0.1%
20,000	Zillow Group, Inc., 2.000%, 12/01/21 (e)	19,913

	Semiconductors & Semiconductor Equipment — 0.3%
20,000	Cypress Semiconductor Corp., 4.500%, 01/15/22 (e)	24,175
20,000	Intel Corp., 2.950%, 12/15/35	27,125
25,000	ON Semiconductor Corp., 1.000%, 12/01/20	27,250
10,000	Teradyne, Inc., 1.250%, 12/15/23 (e)	11,163

		89,713

	Software — 0.1%
15,000	Red Hat, Inc., 0.250%, 10/01/19	19,116

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Software — continued
20,000	Synchronoss Technologies, Inc., 0.750%, 08/15/19	18,912

		38,028

	Total Information Technology	174,029

	Total Convertible Bonds (Cost $298,061)	299,308

Corporate Bonds — 62.7%

	Consumer Discretionary — 10.8%
	Auto Components — 1.2%
28,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	28,980
3,000	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	3,037
4,000	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	4,180
EUR 100,000	LKQ Italia Bondco SpA, Reg. S, 3.875%, 04/01/24	113,225
21,000	MPG Holdco I, Inc., 7.375%, 10/15/22	22,688
EUR 125,000	Schaeffler Finance BV, (Germany), Reg. S, 3.250%, 05/15/25	143,200

		315,310

	Automobiles — 1.2%
	General Motors Co.,
75,000	4.000%, 04/01/25	75,522
10,000	6.750%, 04/01/46	12,151
GBP 100,000	Jaguar Land Rover Automotive plc, (United Kingdom), Reg. S, 3.875%, 03/01/23	128,056
EUR 100,000	Volvo Car AB, (Sweden), Reg. S, 3.250%, 05/18/21	114,016

		329,745

	Distributors — 0.5%
EUR 100,000	Alliance Automotive Finance plc, (United Kingdom), Reg. S, 6.250%, 12/01/21	112,970
8,000	Performance Food Group, Inc., 5.500%, 06/01/24 (e)	8,300

		121,270

	Hotels, Restaurants & Leisure — 2.6%
9,000	Boyd Gaming Corp., 6.875%, 05/15/23	9,720
31,000	Choice Hotels International, Inc., 5.750%, 07/01/22	33,635
EUR 110,000	Cirsa Funding Luxembourg SA, (Spain), Reg. S, 5.875%, 05/15/23	121,050
5,000	Gateway Casinos & Entertainment Ltd., (Canada), 8.250%, 03/01/24 (e)	5,081
18,000	GLP Capital LP, 5.375%, 11/01/23	19,305
24,000	Golden Nugget, Inc., 8.500%, 12/01/21 (e)	25,620

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Hotels, Restaurants & Leisure — continued
EUR 125,000	International Game Technology plc, Reg. S, 4.750%, 02/15/23	144,464
	KFC Holding Co.,
5,000	5.000%, 06/01/24 (e)	5,133
5,000	5.250%, 06/01/26 (e)	5,169
11,000	Landry’s, Inc., 6.750%, 10/15/24 (e)	11,440
	MGM Resorts International,
21,000	6.000%, 03/15/23	22,890
30,000	8.625%, 02/01/19	33,150
GBP 100,000	Pizzaexpress Financing 2 plc, (United Kingdom), Reg. S, 6.625%, 08/01/21	127,807
2,000	Rivers Pittsburgh Borrower LP, 6.125%, 08/15/21 (e)	2,046
9,000	Sabre GLBL, Inc., 5.250%, 11/15/23 (e)	9,135
72,000	Seminole Hard Rock Entertainment, Inc., 5.875%, 05/15/21 (e)	73,800
	Six Flags Entertainment Corp.,
2,000	4.875%, 07/31/24 (e)	2,020
9,000	5.250%, 01/15/21 (e)	9,268

		660,733

	Household Durables — 0.2%
10,000	CalAtlantic Group, Inc., 5.875%, 11/15/24	10,725
	Lennar Corp.,
33,000	4.500%, 06/15/19	34,072
15,000	4.875%, 12/15/23	15,488
8,000	M/I Homes, Inc., 6.750%, 01/15/21	8,400
10,000	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	10,275

		78,960

	Media — 4.4%
EUR 200,000	Altice Luxembourg SA, (Luxembourg), Reg. S, 7.250%, 05/15/22	224,857
	Cablevision Systems Corp.,
19,000	8.000%, 04/15/20	20,995
32,000	8.625%, 09/15/17	33,000
30,000	Charter Communications Operating LLC, 6.484%, 10/23/45	34,877
19,000	Cinemark USA, Inc., 4.875%, 06/01/23	19,475
	Clear Channel Worldwide Holdings, Inc.,
15,000	Series B, 6.500%, 11/15/22	15,534
16,000	Series B, 7.625%, 03/15/20	16,120
	Comcast Corp.,
20,000	2.350%, 01/15/27	18,368
50,000	3.150%, 03/01/26	49,291
30,000	4.750%, 03/01/44	31,901
65,000	Cox Communications, Inc., 3.350%, 09/15/26 (e)	62,881

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — continued
8,000	CSC Holdings LLC, 8.625%, 02/15/19	8,845
43,000	DISH DBS Corp., 6.750%, 06/01/21	47,192
4,000	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24 (e)	4,390
25,000	iHeartCommunications, Inc., 9.000%, 12/15/19	21,847
36,000	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	37,530
21,000	Nexstar Broadcasting, Inc., 6.125%, 02/15/22 (e)	21,971
EUR 100,000	SES SA, (Luxembourg), Reg. S, VAR, 4.625%, 01/02/22 (x) (y)	110,146
56,000	Sinclair Television Group, Inc., 6.125%, 10/01/22	58,590
54,000	Sirius XM Radio, Inc., 4.625%, 05/15/23 (e)	55,215
EUR 81,000	Unitymedia Hessen GmbH & Co. KG, (Germany), Reg. S, 5.125%, 01/21/23	90,724
	Univision Communications, Inc.,
42,000	5.125%, 05/15/23 (e)	42,000
34,000	5.125%, 02/15/25 (e)	33,533
30,000	Viacom, Inc., 4.375%, 03/15/43	26,339
13,000	Videotron Ltd., (Canada), 5.000%, 07/15/22	13,683
	WMG Acquisition Corp.,
5,000	5.000%, 08/01/23 (e)	5,113
7,000	5.625%, 04/15/22 (e)	7,280
15,000	6.750%, 04/15/22 (e)	15,789

		1,127,486

	Specialty Retail — 0.7%
EUR 100,000	Douglas GmbH, (Germany), Reg. S, 6.250%, 07/15/22	116,013
13,000	PetSmart, Inc., 7.125%, 03/15/23 (e)	12,756
31,000	Radio Systems Corp., 8.375%, 11/01/19 (e)	32,279
13,000	Sally Holdings LLC, 5.500%, 11/01/23	13,195

		174,243

	Total Consumer Discretionary	2,807,747

	Consumer Staples — 3.1%
	Beverages — 0.5%
	Anheuser-Busch InBev Finance, Inc., (Belgium),
35,000	3.650%, 02/01/26	35,511
15,000	4.900%, 02/01/46	16,480
36,000	Cott Beverages, Inc., (Canada), 5.375%, 07/01/22	36,900
29,000	DS Services of America, Inc., (Canada), 10.000%, 09/01/21 (e)	31,465

		120,356

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Food & Staples Retailing — 1.0%
21,000	Albertsons Cos. LLC, 6.625%, 06/15/24 (e)	22,207
EUR 100,000	Dufry Finance SCA, (Switzerland), Reg. S, 4.500%, 08/01/23	113,780
5,000	Ingles Markets, Inc., 5.750%, 06/15/23	5,162
50,000	Kroger Co. (The), 4.450%, 02/01/47	49,636
	New Albertsons, Inc.,
4,000	7.450%, 08/01/29	3,930
8,000	8.700%, 05/01/30	8,220
13,000	Rite Aid Corp., 6.125%, 04/01/23 (e)	13,775
	SUPERVALU, Inc.,
17,000	6.750%, 06/01/21	16,957
31,000	7.750%, 11/15/22	30,613

		264,280

	Food Products — 0.5%
	JBS USA LUX SA, (Brazil),
13,000	5.875%, 07/15/24 (e)	13,585
18,000	7.250%, 06/01/21 (e)	18,540
25,000	Kraft Heinz Foods Co., 4.375%, 06/01/46	23,638
	Lamb Weston Holdings, Inc.,
3,000	4.625%, 11/01/24 (e)	3,052
3,000	4.875%, 11/01/26 (e)	3,047
	Post Holdings, Inc.,
18,000	5.000%, 08/15/26 (e)	17,336
4,000	5.500%, 03/01/25 (e)	4,080
4,000	5.750%, 03/01/27 (e)	4,048
9,000	7.750%, 03/15/24 (e)	9,990
	Smithfield Foods, Inc.,
25,000	3.350%, 02/01/22 (e)	25,203
15,000	4.250%, 02/01/27 (e)	15,326

		137,845

	Household Products — 0.1%
3,000	Kronos Acquisition Holdings, Inc., (Canada), 9.000%, 08/15/23 (e)	3,064
23,000	Spectrum Brands, Inc., 5.750%, 07/15/25	24,486

		27,550

	Personal Products — 0.2%
13,000	Nature’s Bounty Co. (The), 7.625%, 05/15/21 (e)	13,731
9,000	Prestige Brands, Inc., 6.375%, 03/01/24 (e)	9,540
12,000	Revlon Consumer Products Corp., 6.250%, 08/01/24	12,330

		35,601

	Tobacco — 0.8%
50,000	Altria Group, Inc., 4.250%, 08/09/42	49,702

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Tobacco — continued
40,000	Philip Morris International, Inc., 4.250%, 11/10/44	40,130
115,000	Reynolds American, Inc., 4.450%, 06/12/25	121,585

		211,417

	Total Consumer Staples	797,049

	Energy — 5.9%
	Energy Equipment & Services — 0.8%
8,000	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	8,255
2,000	Noble Holding International Ltd., (United Kingdom), 7.750%, 01/15/24	1,945
17,000	Parker Drilling Co., 6.750%, 07/15/22	15,725
6,000	Rowan Cos., Inc., 7.375%, 06/15/25	6,225
100,000	Schlumberger Investment SA, 2.400%, 08/01/22 (e)	98,289
10,000	Summit Midstream Holdings LLC, 5.500%, 08/15/22	10,125
29,000	Transocean Proteus Ltd., 6.250%, 12/01/24 (e)	29,906
	Transocean, Inc.,
16,000	6.800%, 03/15/38	12,880
12,000	9.000%, 07/15/23 (e)	12,960
4,000	Trinidad Drilling Ltd., (Canada),
	6.625%, 02/15/25 (e)	4,120
	Weatherford International Ltd.,
15,000	6.750%, 09/15/40	13,650
5,000	9.875%, 02/15/24 (e)	5,775

		219,855

	Oil, Gas & Consumable Fuels — 5.1%
10,000	Antero Resources Corp., 5.125%, 12/01/22	10,050
100,000	Boardwalk Pipelines LP, 5.950%, 06/01/26	113,289
	BP Capital Markets plc, (United Kingdom),
75,000	3.119%, 05/04/26	73,325
25,000	3.216%, 11/28/23	25,101
21,000	California Resources Corp., 8.000%, 12/15/22 (e)	17,850
	Cenovus Energy, Inc., (Canada),
29,000	5.200%, 09/15/43	28,720
15,000	6.750%, 11/15/39	16,954
	Chesapeake Energy Corp.,
10,000	Reg. S, 8.000%, 12/15/22	10,575
13,000	8.000%, 01/15/25 (e)	12,919
35,000	Chevron Corp., 2.355%, 12/05/22	34,264
7,000	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	7,586

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Oil, Gas & Consumable Fuels — continued
21,000	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	21,630
15,000	Continental Resources, Inc., 5.000%, 09/15/22	15,300
26,000	DCP Midstream Operating LP, 3.875%, 03/15/23	25,090
13,000	Energy Transfer Equity LP, 5.875%, 01/15/24	13,975
	EP Energy LLC,
19,000	7.750%, 09/01/22	16,530
20,000	8.000%, 02/15/25 (e)	19,500
12,000	9.375%, 05/01/20	11,730
11,000	Genesis Energy LP, 6.000%, 05/15/23	11,137
10,000	Hess Corp., 5.800%, 04/01/47	10,631
39,000	Hilcorp Energy I LP, 5.000%, 12/01/24 (e)	37,342
10,000	Magellan Midstream Partners LP, 4.250%, 09/15/46	9,588
	MEG Energy Corp., (Canada),
24,000	6.500%, 03/15/21 (e)	24,540
14,000	6.500%, 01/15/25 (e)	13,685
2,000	7.000%, 03/31/24 (e)	1,800
10,000	MPLX LP, 5.200%, 03/01/47	10,213
	NGPL PipeCo LLC,
33,000	7.119%, 12/15/17 (e)	34,196
27,000	9.625%, 06/01/19 (e)	28,080
26,000	Oasis Petroleum, Inc., 6.875%, 03/15/22	26,520
35,000	ONEOK Partners LP, 6.125%, 02/01/41	39,813
	Petrobras Global Finance BV, (Brazil),
8,000	6.850%, 06/05/15	6,921
132,000	8.750%, 05/23/26	149,622
15,000	Phillips 66 Partners LP, 4.900%,
	10/01/46	14,765
20,000	QEP Resources, Inc., 5.250%, 05/01/23	19,700
EUR 100,000	Repsol International Finance BV, (Spain), Reg. S, VAR, 4.500%, 03/25/75	107,298
15,000	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	15,750
10,000	SM Energy Co., 5.625%, 06/01/25	9,463
25,000	Sunoco Logistics Partners Operations LP, 5.300%, 04/01/44	25,243
13,000	Sunoco LP, 5.500%, 08/01/20	13,098
25,000	Tallgrass Energy Partners LP, 5.500%, 09/15/24 (e)	25,250
5,000	Targa Resources Partners LP, 5.125%, 02/01/25 (e)	5,200
EUR 100,000	TOTAL SA, (France), Reg. S, VAR, 2.250%, 02/26/21 (x) (y)	106,094

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
50,000	Western Gas Partners LP, 4.650%, 07/01/26	52,296
	Whiting Petroleum Corp.,
35,000	5.000%, 03/15/19	35,306
13,000	5.750%, 03/15/21	12,935

		1,320,874

	Total Energy	1,540,729

	Financials — 15.9%
	Banks — 5.1%
	Bank of America Corp.,
50,000	3.500%, 04/19/26	49,599
225,000	Series X, VAR, 6.250%, 09/05/24 (x) (y)	240,772
	CIT Group, Inc.,
28,000	5.000%, 08/15/22	29,680
32,000	5.375%, 05/15/20	34,240
32,000	5.500%, 02/15/19 (e)	33,700
	Citigroup, Inc.,
60,000	4.300%, 11/20/26	61,068
20,000	Series O, VAR, 5.875%, 03/27/20 (x) (y)	20,650
225,000	Series P, VAR, 5.950%, 05/15/25 (x) (y)	234,563
18,000	Series R, VAR, 6.125%, 11/15/20 (x) (y)	19,036
200,000	HSBC Holdings plc, (United Kingdom), VAR, 6.875%, 06/01/21(x) (y)	214,250
200,000	Societe Generale SA, (France), VAR, 7.375%, 09/13/21 (e) (x) (y)	202,500
	Toronto-Dominion Bank (The), (Canada),
55,000	1.800%, 07/13/21	53,641
25,000	VAR, 3.625%, 09/15/31	24,628
100,000	Wells Fargo & Co., 4.300%, 07/22/27	104,092

		1,322,419

	Capital Markets — 4.9%
	Bank of New York Mellon Corp. (The),
50,000	Series E, VAR, 4.950%, 06/20/20 (x) (y)	51,750
94,000	Series F, VAR, 4.625%, 09/20/26 (x) (y)	91,532
	E*TRADE Financial Corp.,
33,000	4.625%, 09/15/23	34,155
20,000	5.375%, 11/15/22	21,187
	Goldman Sachs Group, Inc. (The),
75,000	2.875%, 02/25/21	75,782
225,000	Series M, VAR, 5.375%, 05/10/20 (x) (y)	231,187
EUR 100,000	ING Bank NV, (Netherlands), Reg. S, VAR, 3.000%, 04/11/28	111,374
	Morgan Stanley,
30,000	3.125%, 07/27/26	28,878
110,000	3.875%, 01/27/26	112,220
20,000	4.375%, 01/22/47	20,331
225,000	Series H, VAR, 5.450%, 07/15/19 (x) (y)	230,803

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Capital Markets — continued
18,000	MSCI, Inc., 5.250%, 11/15/24 (e)	18,990
EUR 200,000	UBS Group AG, (Switzerland), Reg. S, VAR, 5.750%, 02/19/22 (x) (y)	231,479

		1,259,668

	Consumer Finance — 2.4%
150,000	AerCap Ireland Capital DAC, (Netherlands), 4.625%, 10/30/20	160,021
	Ally Financial, Inc.,
20,000	4.250%, 04/15/21	20,625
19,000	4.625%, 03/30/25	19,427
50,000	Capital One Financial Corp., 3.750%, 04/24/24	51,357
200,000	Ford Motor Credit Co. LLC, 4.375%, 08/06/23	209,517
40,000	General Motors Financial Co., Inc., 4.350%, 01/17/27	40,721
42,000	Springleaf Finance Corp., 8.250%, 12/15/20	46,148
55,000	Synchrony Financial, 3.750%, 08/15/21	56,659

		604,475

	Diversified Financial Services — 2.8%
12,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	11,310
10,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	9,025
200,000	EDP Finance BV, (Portugal), 5.250%, 01/14/21 (e)	213,431
EUR 100,000	Lincoln Finance Ltd., (Netherlands), Reg. S, 6.875%, 04/15/21	114,517
	Nationstar Mortgage LLC,
37,000	6.500%, 07/01/21	37,833
20,000	7.875%, 10/01/20	20,850
250,000	Nationwide Building Society, (United Kingdom), 4.000%, 09/14/26 (e)	240,761
	Shell International Finance BV, (Netherlands),
50,000	3.250%, 05/11/25	50,438
50,000	4.000%, 05/10/46	48,801

		746,966

	Insurance — 0.7%
130,000	American International Group, Inc., 3.900%, 04/01/26	131,632
30,000	MetLife, Inc., 4.721%, 12/15/44	32,428
GBP 9,000	Zurich Finance UK plc, (Switzerland), VAR, 6.625%, 10/02/22 (x) (y)	12,857

		176,917

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Thrifts & Mortgage Finance — 0.0% (g)
10,000	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	9,850

	Total Financials	4,120,295

	Health Care — 3.1%
	Biotechnology — 0.3%
75,000	Gilead Sciences, Inc., 2.500%, 09/01/23	72,683

	Health Care Equipment & Supplies — 0.3%
13,000	Hologic, Inc., 5.250%, 07/15/22 (e)	13,552
	Mallinckrodt International Finance SA,
35,000	3.500%, 04/15/18	35,088
28,000	5.625%, 10/15/23 (e)	26,880

		75,520

	Health Care Providers & Services — 1.3%
20,000	Acadia Healthcare Co., Inc., 6.500%, 03/01/24	21,250
4,000	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	4,070
	Centene Corp.,
5,000	4.750%, 01/15/25	5,144
11,000	6.125%, 02/15/24	11,935
13,000	Community Health Systems, Inc., 6.875%, 02/01/22	11,424
33,000	DaVita, Inc., 5.125%, 07/15/24	33,681
	Envision Healthcare Corp.,
7,000	5.125%, 07/01/22 (e)	7,166
6,000	5.625%, 07/15/22	6,248
	HCA, Inc.,
54,000	5.000%, 03/15/24	56,903
29,000	5.875%, 03/15/22	32,009
21,000	5.875%, 05/01/23	22,837
31,000	IASIS Healthcare LLC, 8.375%, 05/15/19	30,302
20,000	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	21,550
7,000	Team Health Holdings, Inc., 6.375%, 02/01/25 (e)	6,948
	Tenet Healthcare Corp.,
35,000	VAR, 4.463%, 06/15/20	35,437
15,000	5.000%, 03/01/19	15,010
39,000	6.750%, 06/15/23	38,659

		360,573

	Health Care Technology — 0.0% (g)
11,000	Quintiles IMS, Inc., 4.875%, 05/15/23 (e)	11,316

	Pharmaceuticals — 1.2%
60,000	Actavis Funding SCS, 3.800%, 03/15/25	60,621

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Pharmaceuticals — continued
	Concordia International Corp., (Canada),
45,000	7.000%, 04/15/23 (e)	17,550
2,000	9.000%, 04/01/22 (e)	1,760
100,000	Mylan NV, 3.150%, 06/15/21	100,032
	Teva Pharmaceutical Finance Netherlands III BV, (Israel),
25,000	2.200%, 07/21/21	24,077
25,000	3.150%, 10/01/26	23,018
	Valeant Pharmaceuticals International, Inc.,
26,000	6.750%, 08/15/21 (e)	23,465
43,000	7.000%, 10/01/20 (e)	40,098

		290,621

	Total Health Care	810,713

	Industrials — 5.6%
	Aerospace & Defense — 0.7%
	Arconic, Inc.,
17,000	5.125%, 10/01/24	17,552
44,000	5.900%, 02/01/27	47,135
42,000	Bombardier, Inc., (Canada), 7.750%, 03/15/20 (e)	45,255
25,000	L3 Technologies, Inc., 3.850%, 12/15/26	25,417
	TransDigm, Inc.,
11,000	6.000%, 07/15/22	11,316
11,000	6.375%, 06/15/26 (e)	11,110

		157,785

	Airlines — 0.3%
84,720	Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.000%, 10/29/24	87,685

	Building Products — 0.6%
3,000	Airxcel, Inc., 8.500%, 02/15/22 (e)	3,090
65,000	Masco Corp., 4.375%, 04/01/26	67,594
14,000	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	15,225
26,000	Standard Industries, Inc., 6.000%, 10/15/25 (e)	27,625
19,000	Summit Materials LLC, 6.125%, 07/15/23	19,760
6,000	Unifrax I LLC, 7.500%, 02/15/19 (e)	5,985

		139,279

	Commercial Services & Supplies — 0.9%
3,000	ACCO Brands Corp., 5.250%, 12/15/24 (e)	3,037
15,000	ADT Corp. (The), 4.125%, 06/15/23	14,437
23,000	Garda World Security Corp., (Canada), 7.250%, 11/15/21 (e)	22,022

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Services & Supplies — continued
19,000	Prime Security Services Borrower LLC, 9.250%, 05/15/23 (e)	20,829
EUR 100,000	Verisure Holding AB, (Sweden), Reg. S, 6.000%, 11/01/22	115,421
20,000	West Corp., 5.375%, 07/15/22 (e)	19,210

		194,956

	Construction & Engineering — 0.3%
	AECOM,
13,000	5.125%, 03/15/27 (e)	13,210
37,000	5.875%, 10/15/24	40,422
30,000	MasTec, Inc., 4.875%, 03/15/23	30,000

		83,632

	Electrical Equipment — 0.5%
EUR 100,000	NEW Areva Holding SA, (France), Reg. S, 3.125%, 03/20/23	99,663
	Novelis Corp.,
5,000	5.875%, 09/30/26 (e)	5,144
5,000	6.250%, 08/15/24 (e)	5,300
19,000	Sensata Technologies BV, 5.625%, 11/01/24 (e)	20,045
10,000	Vertiv Group Corp., 9.250%, 10/15/24 (e)	10,737

		140,889

	Industrial Conglomerates — 0.1%
15,000	Roper Technologies, Inc., 3.800%, 12/15/26	15,160

	Machinery — 0.1%
14,000	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	14,280
5,000	Navistar International Corp., 8.250%, 11/01/21	5,050
11,000	Terex Corp., 5.625%, 02/01/25 (e)	11,289
5,000	Xylem, Inc., 4.375%, 11/01/46	5,028

		35,647

	Marine — 0.1%
43,485	Shelf Drilling Holdings Ltd., (United Arab Emirates), 9.500%, 11/02/20 (e)	41,311

	Road & Rail — 1.6%
50,000	Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	53,774
EUR 125,000	Europcar Groupe SA, (France), Reg. S, 5.750%, 06/15/22	139,708
GBP 42,080	Great Rolling Stock Co. Ltd. (The), (United Kingdom), Reg. S, 6.875%, 07/27/35	70,141
GBP 100,000	Porterbrook Rail Finance Ltd., (United Kingdom), Reg. S, 6.500%, 10/20/20	146,920

		410,543

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Trading Companies & Distributors — 0.4%
18,000	Aircastle Ltd., 7.625%, 04/15/20	20,407
22,000	HD Supply, Inc., 5.750%, 04/15/24 (e)	23,265
37,000	United Rentals North America, Inc., 5.750%, 11/15/24	39,220
11,000	Univar USA, Inc., 6.750%, 07/15/23 (e)	11,523
9,000	WESCO Distribution, Inc., 5.375%, 06/15/24	9,270

		103,685

	Total Industrials	1,410,572

	Information Technology — 3.0%
	Communications Equipment — 0.6%
20,000	Alcatel-Lucent USA, Inc., (France), 6.450%, 03/15/29	22,100
7,000	Avaya, Inc., 7.000%, 04/01/19 (d) (e)	5,591
100,000	Cisco Systems, Inc., 2.200%, 02/28/21	100,131
30,000	Harris Corp., 5.054%, 04/27/45	33,118

		160,940

	Electronic Equipment, Instruments & Components — 0.4%
	Anixter, Inc.,
28,000	5.500%, 03/01/23	29,330
32,000	5.625%, 05/01/19	33,760
41,000	CDW LLC, 5.500%, 12/01/24	43,050

		106,140

	Internet Software & Services — 0.2%
15,000	Genesys Telecommunications Laboratories, Inc., 10.000%, 11/30/24 (e)	16,312
35,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	36,881
4,000	Zayo Group LLC, 5.750%, 01/15/27 (e)	4,229

		57,422

	IT Services — 0.2%
	First Data Corp.,
30,000	5.000%, 01/15/24 (e)	30,637
20,000	5.750%, 01/15/24 (e)	20,725

		51,362

	Semiconductors & Semiconductor Equipment — 0.2%
25,000	Analog Devices, Inc., 3.500%, 12/05/26	24,944
6,000	Micron Technology, Inc., 5.250%, 01/15/24 (e)	6,075
17,000	Microsemi Corp., 9.125%, 04/15/23 (e)	19,593

		50,612

	Software — 1.0%
10,000	Camelot Finance SA, 7.875%, 10/15/24 (e)	10,650
3,000	CURO Financial Technologies Corp., 12.000%, 03/01/22 (e)	3,079

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Software — continued
20,000	Infor US, Inc., 6.500%, 05/15/22	20,800
15,000	Informatica LLC, 7.125%, 07/15/23 (e)	14,550
	Microsoft Corp.,
20,000	3.700%, 08/08/46	18,936
20,000	4.875%, 12/15/43	22,514
	Oracle Corp.,
50,000	1.900%, 09/15/21	49,088
100,000	2.650%, 07/15/26	96,100

		235,717

	Technology Hardware, Storage & Peripherals — 0.4%
	Apple, Inc.,
10,000	3.250%, 02/23/26	10,150
15,000	3.350%, 02/09/27	15,219
50,000	4.650%, 02/23/46	54,400
	Diamond 1 Finance Corp.,
3,000	4.420%, 06/15/21 (e)	3,148
8,000	5.450%, 06/15/23 (e)	8,642
3,000	5.875%, 06/15/21 (e)	3,174
3,000	7.125%, 06/15/24 (e)	3,315

		98,048

	Total Information Technology	760,241

	Materials — 6.3%
	Chemicals — 1.5%
15,000	Blue Cube Spinco, Inc., 10.000%, 10/15/25	18,225
	CF Industries, Inc.,
10,000	4.500%, 12/01/26 (e)	10,243
35,000	4.950%, 06/01/43	30,100
15,000	6.875%, 05/01/18	15,739
18,000	CVR Partners LP, 9.250%, 06/15/23 (e)	19,260
21,000	Hexion, Inc., 6.625%, 04/15/20	19,530
EUR 100,000	Ineos Finance plc, (United Kingdom), Reg. S, 4.000%, 05/01/23	110,310
EUR 100,000	INEOS Group Holdings SA, (Luxembourg), Reg. S, 5.375%, 08/01/24	111,500
2,000	Koppers, Inc., 6.000%, 02/15/25 (e)	2,080
3,000	Scotts Miracle-Gro Co. (The), 5.250%, 12/15/26 (e)	3,064
45,000	Tronox Finance LLC, 6.375%, 08/15/20	45,788

		385,839

	Construction Materials — 0.0% (g)
9,000	US Concrete, Inc., 6.375%, 06/01/24	9,518

	Containers & Packaging — 2.1%
EUR 125,000	Ardagh Packaging Finance plc, (Ireland), Reg. S, 6.750%, 05/15/24	146,495

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Containers & Packaging — continued
16,000	Berry Plastics Corp., 6.000%, 10/15/22	16,940
7,000	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (e)	7,280
	Reynolds Group Issuer, Inc., (New Zealand),
35,000	5.750%, 10/15/20	36,050
9,000	7.000%, 07/15/24 (e)	9,681
5,000	Sealed Air Corp., 6.500%, 12/01/20 (e)	5,625
EUR 125,000	SIG Combibloc Holdings SCA, (Luxembourg), Reg. S, 7.750%, 02/15/23	142,688
EUR 150,000	Verallia Packaging SASU, (France), Reg. S, 5.125%, 08/01/22	168,604

		533,363

	Metals & Mining — 2.3%
9,000	AK Steel Corp., 7.500%, 07/15/23	9,832
17,000	Aleris International, Inc., 7.875%, 11/01/20	16,830
EUR 200,000	Anglo American Capital plc, (United Kingdom), Reg. S, 3.500%, 03/28/22	234,093
62,000	ArcelorMittal, (Luxembourg), 7.000%, 02/25/22	70,525
GBP 100,000	BHP Billiton Finance Ltd., (Australia), Reg. S, VAR, 6.500%, 10/22/77	141,581
10,000	Commercial Metals Co., 4.875%, 05/15/23	10,225
10,000	HudBay Minerals, Inc., (Canada), 7.250%, 01/15/23 (e)	10,675
9,000	Lundin Mining Corp., (Canada), 7.875%, 11/01/22 (e)	9,855
13,000	New Gold, Inc., (Canada), 6.250%, 11/15/22 (e)	13,130
22,000	Steel Dynamics, Inc., 5.250%, 04/15/23	22,910
9,000	Teck Resources Ltd., (Canada), 8.000%, 06/01/21 (e)	10,001
16,000	United States Steel Corp., 8.375%, 07/01/21 (e)	18,000
40,000	Vale Overseas Ltd., (Brazil), 6.250%, 08/10/26	43,892

		611,549

	Paper & Forest Products — 0.4%
EUR 100,000	WEPA Hygieneprodukte GmbH, (Germany), Reg. S, 3.750%, 05/15/24	111,300

	Total Materials	1,651,569

	Real Estate — 1.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
	Crown Castle International Corp.,
100,000	3.700%, 06/15/26	98,677
23,000	4.875%, 04/15/22	24,852

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Equity Real Estate Investment Trusts (REITs) — continued
10,000	DuPont Fabros Technology LP, 5.625%, 06/15/23	10,412
14,000	Equinix, Inc., 5.750%, 01/01/25	14,840
13,000	Iron Mountain, Inc., 5.750%, 08/15/24	13,341
67,000	VEREIT Operating Partnership LP, 4.600%, 02/06/24	68,717

	Total Real Estate	230,839

	Telecommunication Services — 5.0%
	Diversified Telecommunication Services — 3.8%
	AT&T, Inc.,
50,000	4.125%, 02/17/26	50,761
50,000	4.300%, 12/15/42	44,736
	CCO Holdings LLC,
8,000	5.500%, 05/01/26 (e)	8,490
16,000	5.750%, 02/15/26 (e)	17,120
18,000	5.875%, 04/01/24 (e)	19,305
8,000	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	8,460
10,000	Consolidated Communications, Inc., 6.500%, 10/01/22	9,975
EUR 120,000	eircom Finance DAC, (Ireland), Reg. S, 4.500%, 05/31/22	133,103
71,000	Embarq Corp., 7.995%, 06/01/36 Frontier Communications Corp.,	71,233
32,000	7.125%, 03/15/19	34,000
36,000	9.000%, 08/15/31	31,950
28,000	9.250%, 07/01/21	29,540
4,000	11.000%, 09/15/25	4,020
	Intelsat Jackson Holdings SA,
	(Luxembourg),
12,000	5.500%, 08/01/23	9,945
5,000	7.250%, 04/01/19	4,787
6,000	7.250%, 10/15/20	5,550
28,000	8.000%, 02/15/24 (e)	30,310
14,000	Level 3 Financing, Inc., 5.125%, 05/01/23	14,280
EUR 100,000	Matterhorn Telecom SA, (Luxembourg), Reg. S, 3.875%, 05/01/22	109,913
2,000	Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,895
9,000	Qwest Corp., 6.750%, 12/01/21	9,950
13,000	SBA Communications Corp., 4.875%, 07/15/22	13,276
	Verizon Communications, Inc.,
10,000	4.125%, 08/15/46	8,749
25,000	4.862%, 08/21/46	24,514
20,000	5.012%, 04/15/49 (e)	19,626

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued

	Diversified Telecommunication Services — continued
EUR 120,000	Virgin Media Finance plc, (United Kingdom), Reg. S, 4.500%, 01/15/25	133,802
EUR 100,000	Wind Acquisition Finance SA, (Italy), Reg. S, 4.000%, 07/15/20	107,953
18,000	Zayo Group LLC, 6.000%, 04/01/23	19,035

		976,278

	Wireless Telecommunication Services — 1.2%
	Sprint Communications, Inc.,
35,000	9.000%, 11/15/18 (e)	38,325
21,000	9.250%, 04/15/22	25,883
	Sprint Corp.,
25,000	7.125%, 06/15/24	26,992
20,000	7.625%, 02/15/25	22,300
EUR 100,000	Telefonica Europe BV, (Spain), Reg. S, VAR, 7.625%, 09/18/21 (x) (y)	123,949
	T-Mobile USA, Inc.,
25,000	6.625%, 04/01/23	26,550
11,000	6.633%, 04/28/21	11,442
11,000	6.731%, 04/28/22	11,440
13,000	6.836%, 04/28/23	13,878

		300,759

	Total Telecommunication Services	1,277,037

	Utilities — 3.0%
	Electric Utilities — 2.1%
60,000	Emera US Finance LP, (Canada), 3.550%, 06/15/26	59,237
200,000	Empresa Electrica Angamos SA, (Chile), Reg. S, 4.875%, 05/25/29	199,600
25,000	Exelon Corp., 4.450%, 04/15/46	24,992
50,000	ITC Holdings Corp., 3.250%, 06/30/26	48,966
200,000	Lamar Funding Ltd., (Oman), Reg. S, 3.958%, 05/07/25	186,750
21,000	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	23,520

		543,065

	Gas Utilities — 0.0% (g)
3,000	AmeriGas Partners LP, 5.500%, 05/20/25	3,041
11,000	Rose Rock Midstream LP, 5.625%, 07/15/22	10,808

		13,849

	Independent Power & Renewable Electricity Producers — 0.7%
	AES Corp.,
6,000	VAR, 3.931%, 06/01/19	6,002
9,000	5.500%, 03/15/24	9,180
	Calpine Corp.,
21,000	5.875%, 01/15/24 (e)	22,155

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Independent Power & Renewable Electricity Producers — continued
25,000	7.875%, 01/15/23 (e)	26,007
26,000	Dynegy, Inc., 5.875%, 06/01/23	23,530
11,000	GenOn Energy, Inc., 9.875%, 10/15/20	8,085
20,000	NRG Energy, Inc., 6.625%, 03/15/23	20,250
9,000	NRG Yield Operating LLC, 5.375%, 08/15/24	9,225
48,000	TerraForm Power Operating LLC, SUB, 6.625%, 06/15/25 (e)	50,400

		174,834

	Multi-Utilities — 0.2%
49,000	Dominion Resources, Inc., Series D, 2.850%, 08/15/26	46,329

	Total Utilities	778,077

	Total Corporate Bonds (Cost 16,180,744)	16,184,868

U.S. Treasury Obligations — 0.3%
35,000	U.S. Treasury Bond, 2.250%, 08/15/46	29,955
45,000	U.S. Treasury Note, 2.250%, 02/15/27	44,561

	Total U.S. Treasury Obligations (Cost 74,138)	74,516
Loan Assignments — 31.9%

	Consumer Discretionary — 8.1%
	Diversified Consumer Services — 0.6%
149,239	Spin Holdco, Inc., Initial Term Loan, VAR, 4.285%, 11/14/19	148,625

	Hotels, Restaurants & Leisure — 1.0%
10,000	Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan B, VAR, 5.250%, 02/15/23(Canada) ^	10,056
178,053	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.779%, 09/01/22	179,833
14,400	Landry’s, Inc., 1st Lien Term Loan, VAR, 4.029%, 09/22/23	14,547
74,613	Seminole Hard Rock Entertainment, Inc., Term Loan B, VAR, 3.748%, 05/14/20	74,955

		279,391

	Leisure Products — 0.6%
150,000	Delta 2 Sarl, USD Facility B-3, VAR, 5.068%, 07/30/21	150,354

	Media — 3.8%
20,000	Altice US Finance I Corp., Senior Secured Term Loan B, VAR, 3.781%, 01/20/25	20,208

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued

	Media — continued
100,000	AMC Entertainment Holdings, Inc., VAR, 3.528%, 10/31/23	101,050
99,499	Charter Communications Operating LLC, 1st Lien Term Loan H, VAR, 2.790%, 01/15/22	99,872
174,563	CSC Holdings LLC, Term Loan B, VAR, 3.772%, 10/11/24	176,235
93,049	Entravision Communications Corp., Tranche B Term Loan, VAR, 3.500%, 05/31/20	93,224
51,760	Gray Television, Inc., 1st Lien Term Loan B, VAR, 3.276%, 02/28/24	52,148
70,789	Sinclair Broadcast Group, Inc., 1st Lien Term Loan B, VAR, 3.040%, 01/03/24	70,848
79,010	Tribune Media Co., 1st Lien Term Loan C, VAR, 3.781%, 01/18/24 ^	79,677
99,463	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	99,726
76,805	WMG Acquisition Corp., Term Loan B, VAR, 3.750%, 11/01/23	76,997
99,750	Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan, VAR, 4.250%, 08/18/23	100,427

		970,412

	Multiline Retail — 0.5%
148,125	J.C. Penney Corp., Term Loan B, VAR, 5.304%, 06/23/23	146,242

	Specialty Retail — 1.0%
100,000	Bass Pro Group LLC, Senior Secured Term Loan B, VAR, 5.970%, 11/04/23	95,931
159,200	Harbor Freight Tools USA, Inc., 1st Lien Term Loan, VAR, 3.778%, 08/11/23	159,291

		255,222

	Textiles, Apparel & Luxury Goods — 0.6%
149,625	SAMSONITE IP Holdings, 1st Lien Term Loan B, VAR, 3.031%, 08/01/23	150,997

	Total Consumer Discretionary	2,101,243

	Consumer Staples — 4.1%
	Food & Staples Retailing — 1.1%
100,000	Albertson’s LLC, Term Loan B-5, VAR, 4.247%, 12/21/22	101,364
100,000	Moran Foods LLC, Term Loan B, VAR, 7.000%, 11/29/23	99,125
77,302	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	77,882

		278,371

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Food Products — 1.9%
198,918	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.549%, 11/01/18	199,515
149,235	Hearthside Group Holdings LLC, 1st Lien Term Loan B, VAR, 4.000%, 06/21/21	149,981
44,864	JBS USA LLC, Term Loan B, VAR, 3.279%, 10/30/22	45,107
79,000	Pinnacle Foods Finance LLC, Term Loan B, VAR, 2.780%, 01/27/24 ^	79,362

		473,965

	Personal Products — 1.1%
149,250	NBTY, Inc., Term Loan, VAR, 5.000%, 05/05/23	150,183
100,000	Prestige Brands, Inc., 1st Lien Term Loan B-4, VAR, 3.531%, 01/24/24 ^	101,208
29,926	Revlon Consumer Products Corp., Term Loan B, VAR, 4.281%, 09/07/23	30,087

		281,478

	Total Consumer Staples	1,033,814

	Energy — 1.0%
	Oil, Gas & Consumable Fuels — 1.0%
10,000	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.375%, 08/05/21	11,267
10,000	Chesapeake Energy Corp., 1st Lien Last Out, VAR, 8.553%, 08/23/21	10,800
199,500	Gulf Finance LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/27/23	202,409
50,000	MEG Energy Corp., 1st Lien Term B Loan, VAR, 4.540%, 12/31/23(Canada) ^	50,269
15,684	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	15,743

	Total Energy	290,488

	Financials — 0.7%
	Capital Markets — 0.2%
45,652	Lightstone Group LLC, Term Loan B, VAR, 6.539%, 12/31/23	46,299
4,348	Lightstone Group LLC, Term Loan C, VAR, 6.539%, 12/31/23	4,409

		50,708

	Consumer Finance — 0.5%
148,846	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	147,265

	Total Financials	197,973

	Health Care — 4.7%
	Health Care Equipment & Supplies — 0.6%
149,237	Mallinckrodt International Finance SA, Incremental Term B-1 Loan, VAR, 3.748%, 03/19/21	149,517

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued

	Health Care Providers & Services — 2.3%
99,249	CHG Healthcare Services, Inc., Term Loan B, VAR, 4.750%, 06/07/23	100,489
67,506	CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, VAR, 4.000%, 01/27/21	66,317
149,223	IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18	149,160
184,150	MultiPlan, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/07/23	186,945
99,489	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	99,519

		602,430

	Pharmaceuticals — 1.8%
84,573	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21(Canada)	68,969
149,246	Endo Pharmaceutical, 2015 Incremental Term B Loan, VAR, 3.813%, 09/26/22	149,833
90,000	Grifols Worldwide Operations Ltd., Term Loan B, VAR, 2.969%, 01/19/25(Spain) ^	90,295
147,599	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, VAR, 5.530%, 04/01/22(Canada)	148,521

		457,618

	Total Health Care	1,209,565

	Industrials — 3.0%
	Aerospace & Defense — 0.6%
149,250	TransDigm, Inc., Tranche F Term Loan, VAR, 3.781%, 06/09/23	149,969

	Commercial Services & Supplies — 2.3%
76,731	Camelot Finance LP, 1st Lien Term Loan B, VAR, 4.750%, 10/03/23	77,578
22,029	Garda World Security Corp., Term B Delayed Draw Loan, VAR, 4.000%, 11/06/20(Canada)	22,112
126,817	Garda World Security Corp., Term B Loan, VAR, 4.000%, 11/06/20(Canada)	127,293
198,990	Pharmaceutical Product Development LLC, 1st Lien Term Loan B, VAR, 4.250%, 08/18/22	199,985
149,750	Prime Security Services Borrower LLC, Term B-1 Loan, VAR, 4.250%, 05/02/22 ^	151,123

		578,091

	Machinery — 0.1%
20,000	Piscine US Acquisition LLC, 1st Lien Term Loan, VAR, 5.500%, 12/12/23	20,138

	Total Industrials	748,198

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Information Technology — 4.1%
	Internet Software & Services — 0.4%
100,000	Genesys Telecommunications Laboratories, Inc., Term Loan B, VAR, 5.025%, 12/01/23	101,143

	IT Services — 0.5%
139,943	First Data Corp., Term Loan, VAR, 3.779%, 07/08/22	140,853

	Semiconductors & Semiconductor Equipment — 1.2%
182,425	Microsemi Corp., Closing Date Term B Loan, VAR, 3.031%, 01/15/23	183,668
99,750	ON Semiconductor Corp., 1st Lien Term Loan B, VAR, 4.031%, 03/31/23	100,605
19,950	Versum Materials, Inc., Senior Secured Term Loan B, VAR, 3.498%, 09/22/23	20,187

		304,460

	Software — 1.3%
110,281	Infor US, Inc., Tranche B-6 Term Loan, VAR, 3.750%, 02/01/22	110,360
80,000	Rackspace Hosting, Inc., 1st Lien Term Loan B, VAR, 4.534%, 11/03/23	80,850
149,250	SolarWinds, Inc., 1st Lien Term Loan, VAR, 4.500%, 02/03/23	149,922

		341,132

	Technology Hardware, Storage & Peripherals — 0.7%
149,625	Dell Inc. 1st Lien Term Loan B, VAR, 4.040%, 06/02/23	150,538
24,938	Dell Software Group, Term Loan, VAR, 7.000%, 09/15/22	25,358

		175,896

	Total Information Technology	1,063,484

	Materials — 1.4%
	Chemicals — 0.2%
49,749	PolyOne Corp., Term B-2 Loan, VAR, 3.030%, 11/11/22	50,060

	Construction Materials — 0.8%
99,750	Forterra Finance LLC, 1st Lien Term Loan, VAR, 4.500%, 10/18/23	100,698
97,801	Headwaters, Inc., Term Loan B, VAR, 4.000%, 03/24/22	98,070

		198,768

	Containers & Packaging — 0.4%
100,000	Berry Plastics Corp., Term Loan L, VAR, 3.022%, 01/06/21	100,466

	Total Materials	349,294

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued

	Real Estate — 1.2%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
198,998	MGM Growth Properties, Term Loan B, VAR, 3.281%, 04/25/23	200,552

	Real Estate Management & Development — 0.4%
100,000	CityCenter Holdings LLC, Term B Loan, VAR, 3.750%, 10/16/20	101,225

	Total Real Estate	301,777

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
60,135	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	60,611
150,000	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, VAR, 3.750%, 06/30/19(Luxembourg)	148,977
50,625	Zayo Group LLC, 1st Lien Term Loan B, VAR, 3.500%, 01/12/24 ^	51,099
24,375	Zayo Group LLC, Term B-3 Loan, VAR, 3.500%, 01/29/24 ^	24,603

	Total Telecommunication Services	285,290

	Utilities — 2.5%
	Electric Utilities — 0.7%
162,857	Texas Competitive Electric Holdings Co. LLC, Term Loan, VAR, 3.531%, 08/04/23	163,590
37,143	Texas Competitive Electric Holdings Co. LLC, Term Loan C, VAR, 3.531%, 08/04/23	37,310

		200,900

	Independent Power & Renewable Electricity Producers — 1.8%
149,242	Calpine Corp., Term Loan, VAR, 3.750%, 05/27/22	149,933
150,000	Dynegy, Inc., Term Loan, VAR, 4.250%, 01/12/24	151,490
149,250	NRG Energy, Inc., Term Loan, VAR, 3.031%, 06/30/23	149,729

		451,152

	Total Utilities	652,052

	Total Loan Assignments (Cost 8,156,231)	8,233,178

SHARES	SECURITY DESCRIPTION	VALUE

Short-Term Investments — 4.1%

	Investment Companies — 4.1%
837,776	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.850% (b) (l)	838,111
217,203	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l)	217,203

	Total Short-Term Investments (Cost $1,055,314)	1,055,314

	Total Investments — 100.1% (Cost $25,764,908)	25,847,608
	Liabilities in Excess of Other Assets — (0.1%)	(8,441)

	NET ASSETS — 100.0%	$25,839,167

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)

	Short Futures Outstanding
(2)	Euro-Bobl	03/08/17	EUR	(285,466)	(3,299)
(2)	Euro-Bund	03/08/17	EUR	(351,827)	(8,961)
(1)	Euro-Schatz	03/08/17	EUR	(119,331)	(487)
(7)	10 Year U.S. Treasury Note	06/21/17	USD	(872,047)	(2,828)
(1)	U.S. Treasury Long Bond	06/21/17	USD	(151,656)	(1,713)
(1)	Long Gilt	06/28/17	GBP	(157,873)	(2,635)
(2)	2 Year U.S. Treasury Note	06/30/17	USD	(432,812)	(285)
(5)	5 Year U.S. Treasury Note	06/30/17	USD	(588,516)	(792)

					(21,000)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)

2,451	EUR
2,115	for GBP	Royal Bank of Canada	03/03/17	2,624#	2,596#	(28)

3,896,858	EUR	Australia and New Zealand Banking Group Limited	03/03/17	4,139,164	4,128,476	(10,688)
8,318	EUR	BNP Paribas	03/03/17	8,915	8,812	(103)
12,749	EUR	Royal Bank of Canada	03/03/17	13,619	13,506	(113)

509,078	GBP	Royal Bank of Canada	03/03/17	632,025	631,698	(327)

				4,796,347	4,785,088	(11,259)

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)

3,884,137	EUR	Australia and New Zealand Banking Group Limited	03/03/17	4,164,995	4,115,000	49,995
16,823	EUR	BNP Paribas	03/03/17	17,970	17,823	147
8,642	EUR	Morgan Stanley	03/03/17	9,200	9,156	44
10,773	EUR	Royal Bank of Canada	03/03/17	11,559	11,413	146
3,875,660	EUR	Australia and New Zealand Banking Group Limited	04/05/17	4,123,170	4,112,728	10,442
5,706	EUR	Morgan Stanley	04/05/17	6,010	6,055	(45)

500,065	GBP	Australia and New Zealand Banking Group Limited	03/03/17	622,298	620,515	1,783
6,897	GBP	Royal Bank of Canada	03/03/17	8,673	8,558	115
509,078	GBP	Royal Bank of Canada	04/05/17	632,577	632,271	306

				9,596,452	9,533,519	62,933

# For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at February 28, 2017 of the currency being sold, and the value at February 28, 2017 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Centrally Cleared Credit Default Swaps - Buy Protection[1]

Credit indices:

REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF FEBRUARY 28, 2017 [2]	NOTIONAL AMOUNT [3]		VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]

iTraxx Europe 26.1	1.000% quarterly	12/20/21	0.729%	EUR	60,000	(942)	842
iTraxx Europe Senior
Financials 26.1	1.000% quarterly	12/20/21	0.917	EUR	305,000	(1,899)	1,650

						(2,841)	2,492

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e.,make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — 1.2%

	Consumer Discretionary — 0.4%
	Media — 0.4%
100,000	Live Nation Entertainment, Inc., 2.500%, 05/15/19	106,813

	Information Technology — 0.8%
	Communications Equipment — 0.4%
100,000	Finisar Corp., 0.500%, 12/15/36 (e)	105,500

	Semiconductors & Semiconductor Equipment — 0.4%
100,000	ON Semiconductor Corp., 1.000%, 12/01/20	109,000

	Total Information Technology	214,500

	Total Convertible Bonds (Cost $307,182)	321,313

Corporate Bonds — 89.2%

	Consumer Discretionary — 24.9%
	Auto Components — 2.7%
EUR150,000	Adient Global Holdings Ltd., Reg. S, 3.500%, 08/15/24	162,708
25,000	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	25,313
EUR100,000	Gestamp Funding Luxembourg SA, (Spain), Reg. S, 3.500%, 05/15/23	111,207
100,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	103,800
200,000	IHO Verwaltungs GmbH, (Germany), 4.500%, (cash), 09/15/23 (e) (v)	199,000
100,000	TI Group Automotive Systems LLC, (United Kingdom), 8.750%, 07/15/23 (e)	107,500

		709,528

	Automobiles — 1.0%
250,000	Fiat Chrysler Automobiles NV, (United Kingdom), 5.250%, 04/15/23	259,062

	Diversified Consumer Services — 0.5%
100,000	Service Corp. International, 7.500%, 04/01/27	118,500

	Hotels, Restaurants & Leisure — 6.7%
105,000	1011778 BC ULC, (Canada), 6.000%, 04/01/22 (e)	109,494
245,889	Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/20 (d)	276,318
EUR100,000	Cirsa Funding Luxembourg SA, (Spain), Reg. S, 5.750%, 05/15/21	111,767
100,000	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	100,875
10,000	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	10,550
200,000	International Game Technology plc, 6.250%, 02/15/22 (e)	216,000
50,000	Interval Acquisition Corp., 5.625%, 04/15/23	51,625

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — continued
60,000	Jack Ohio Finance LLC, 6.750%, 11/15/21 (e)	62,250
390,000	MGM Resorts International, 4.625%, 09/01/26	381,225
GBP 100,000	Pizzaexpress Financing 2 plc, (United Kingdom), Reg. S, 6.625%, 08/01/21	127,808
125,000	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	127,187
60,000	Scientific Games International, Inc., 7.000%, 01/01/22 (e)	63,825
100,000	Wynn Las Vegas LLC, 5.500%, 03/01/25 (e)	101,500

		1,740,424

	Household Durables — 1.0%
5,000	American Greetings Corp., 7.875%, 02/15/25 (e)	5,244
30,000	Apex Tool Group LLC, 7.000%, 02/01/21 (e)	28,800
105,00025	RSI Home Products, Inc., 6.500%, 03/15/23 (e)	109,188
120,000	Tempur Sealy International, Inc., 5.625%, 10/15/23	121,200

		264,432

	Internet & Direct Marketing Retail — 0.4%
EUR 100,000	eDreams ODIGEO SA, (Spain), 8.500%, 08/01/21 (e)	113,515

	Leisure Products — 0.4%
105,000	Vista Outdoor, Inc., 5.875%, 10/01/23	104,212

	Media — 8.9%
200,000	Altice Luxembourg SA, (Luxembourg), 7.750%, 05/15/22 (e)	212,750
	Clear Channel Worldwide Holdings, Inc.,
305,000	Series B, 6.500%, 11/15/22	315,864
190,000	Series B, 7.625%, 03/15/20	191,425
	DISH DBS Corp.,
430,000	5.875%, 11/15/24	459,025
20,000	7.750%, 07/01/26	23,500
75,000	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23	79,969
50,000	Regal Entertainment Group, 5.750%, 06/15/23	52,000
EUR 100,000	SES SA, (Luxembourg), Reg. S, VAR, 4.625%, 01/02/22 (x) (y)	110,146
100,000	Sinclair Television Group, Inc., 5.625%, 08/01/24 (e)	102,875
270,000	Sirius XM Radio, Inc., 5.375%, 04/15/25 (e)	276,161
200,000	Unitymedia Hessen GmbH & Co. KG, (Germany), 5.500%, 01/15/23 (e)	209,000

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued

	Media — continued
200,000	Videotron Ltd., (Canada), 5.375%, 06/15/24 (e)	213,250
90,000	WMG Acquisition Corp., 5.625%, 04/15/22 (e)	93,600

		2,339,565

	Multiline Retail — 0.2%
80,000	Neiman Marcus Group Ltd. LLC, 8.750%, (cash), 10/15/21 (e) (v)	46,000

	Specialty Retail — 2.7%
EUR 100,000	Groupe Fnac SA, (France), 3.250%, 09/30/23 (e)	107,529
55,000	Hillman Group, Inc. (The), 6.375%, 07/15/22 (e)	52,937
EUR 100,000	Kirk Beauty One GmbH, (Germany), Reg. S, 8.750%, 07/15/23	117,382
150,000	Michaels Stores, Inc., 5.875%, 12/15/20 (e)	154,125
125,000	PetSmart, Inc., 7.125%, 03/15/23 (e)	122,656
150,000	Radio Systems Corp., 8.375%, 11/01/19 (e)	156,188

		710,817

	Textiles, Apparel & Luxury Goods — 0.4%
EUR 100,000	BiSoho SAS, (France), Reg. S, 5.875%, 05/01/23	113,091

	Total Consumer Discretionary	6,519,146

	Consumer Staples — 3.0%
	Food & Staples Retailing — 1.2%
	Albertsons Cos. LLC,
30,000	5.750%, 03/15/25 (e)	30,056
30,000	6.625%, 06/15/24 (e)	31,725
EUR 100,000	Dufry Finance SCA, (Switzerland), Reg. S, 4.500%, 08/01/23	113,780
GBP 100,000	Iceland Bondco plc, (United Kingdom), Reg. S, 6.250%, 07/15/21	129,063

		304,624

	Food Products — 0.8%
10,000	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24 (e)	10,175
GBP 100,000	Boparan Finance plc, (United Kingdom), Reg. S, 5.250%, 07/15/19	126,293
25,000	Post Holdings, Inc., 5.500%, 03/01/25 (e)	25,500
50,000	TreeHouse Foods, Inc., 6.000%, 02/15/24 (e)	52,625

		214,593

	Household Products — 1.0%
100,000	Central Garden & Pet Co., 6.125%, 11/15/23	106,750
50,000	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	51,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Products — continued
100,000	HRG Group, Inc., 7.750%, 01/15/22	105,750

		264,250

	Total Consumer Staples	783,467

	Energy — 8.4%
	Energy Equipment & Services — 0.1%
15,000	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	15,478
10,000	Weatherford International Ltd., 9.875%, 02/15/24 (e)	11,550

		27,028

	Oil, Gas & Consumable Fuels — 8.3%
20,000	Alta Mesa Holdings LP, 7.875%, 12/15/24 (e)	21,150
100,000	Antero Midstream Partners LP, 5.375%, 09/15/24 (e)	101,500
55,000	Blue Racer Midstream LLC, 6.125%, 11/15/22 (e)	55,962
35,000	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25 (e)	37,056
	Chesapeake Energy Corp.,
150,000	8.000%, 12/15/22 (e)	158,625
45,000	8.000%, 01/15/25 (e)	44,719
	Concho Resources, Inc.,
10,000	5.500%, 10/01/22	10,350
35,000	5.500%, 04/01/23	36,225
100,000	Continental Resources, Inc., 4.500%, 04/15/23	97,937
100,000	Crestwood Midstream Partners LP, 6.125%, 03/01/22	103,375
75,000	Denbury Resources, Inc., 5.500%, 05/01/22	61,875
	EP Energy LLC,
35,000	8.000%, 11/29/24 (e)	37,100
35,000	8.000%, 02/15/25 (e)	34,125
65,000	Halcon Resources Corp., 6.750%, 02/15/25 (e)	64,350
	MEG Energy Corp., (Canada),
25,000	6.375%, 01/30/23 (e)	22,187
15,000	6.500%, 01/15/25 (e)	14,663
115,000	7.000%, 03/31/24 (e)	103,500
125,000	Newfield Exploration Co., 5.750%, 01/30/22	133,437
125,000	Oasis Petroleum, Inc., 6.875%, 01/15/23	126,719
15,000	Parsley Energy LLC, 5.250%, 08/15/25 (e)	15,150
100,000	Regency Energy Partners LP, 5.500%, 04/15/23	103,625
15,000	RSP Permian, Inc., 5.250%, 01/15/25 (e)	15,375

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued

	Oil, Gas & Consumable Fuels — continued
EUR 100,000	Saipem Finance International BV, (Italy), Reg. S, 3.750%, 09/08/23	111,481
50,000	SM Energy Co., 6.500%, 11/15/21	51,125
65,000	Southwestern Energy Co., 4.100%, 03/15/22	57,769
100,000	Targa Resources Partners LP, 4.250%, 11/15/23	99,250
	Tesoro Logistics LP,
20,000	5.250%, 01/15/25	21,075
100,000	5.875%, 10/01/20	103,075
150,000	Whiting Petroleum Corp., 5.750%, 03/15/21	149,250
25,000	WildHorse Resource Development Corp., 6.875%, 02/01/25 (e)	24,688
140,000	WPX Energy, Inc., 8.250%, 08/01/23	157,325

		2,174,043

	Total Energy	2,201,071

	Financials — 1.2%
	Banks — 0.7%
150,000	Bank of America Corp., Series K, VAR, 8.000%, 01/30/18 (x) (y)	155,250
	Citigroup, Inc.,
10,000	Series N, VAR, 5.800%, 11/15/19 (x) (y)	10,375
5,000	Series O, VAR, 5.875%, 03/27/20 (x) (y)	5,163

		170,788

	Consumer Finance — 0.1%
25,000	Ally Financial, Inc., 4.250%, 04/15/21	25,781

	Diversified Financial Services — 0.4%
EUR 100,000	Worldpay Finance plc, (United Kingdom), Reg. S, 3.750%, 11/15/22	114,150

	Total Financials	310,719

	Health Care — 10.7%
	Health Care Equipment & Supplies — 1.2%
EUR 100,000	Auris Luxembourg II SA, (Sweden), Reg. S, 8.000%, 01/15/23	115,077
100,000	DJO Finco, Inc., 8.125%, 06/15/21 (e)	88,500
10,000	Hill-Rom Holdings, Inc., 5.000%, 02/15/25 (e)	10,050
100,000	Mallinckrodt International Finance SA, 5.625%, 10/15/23 (e)	96,000

		309,627

	Health Care Providers & Services — 6.8%
80,000	DaVita, Inc., 5.000%, 05/01/25	80,495
	HCA, Inc.,
100,000	5.250%, 04/15/25	106,750
685,000	5.375%, 02/01/25	716,681
100,000	HealthSouth Corp., 5.750%, 11/01/24	102,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
95,000	inVentiv Group Holdings, Inc., 7.500%, 10/01/24 (e)	99,275
100,000	Kindred Healthcare, Inc., 8.750%, 01/15/23	97,125
EUR 150,000	Synlab Unsecured Bondco plc, (United Kingdom), Reg. S, 8.250%, 07/01/23	175,035
	Tenet Healthcare Corp.,
185,000	6.750%, 06/15/23	183,381
10,000	7.500%, 01/01/22 (e)	10,825
200,000	8.125%, 04/01/22	210,000

		1,781,567

	Health Care Technology — 0.2%
50,000	Quintiles IMS, Inc., 4.875%, 05/15/23 (e)	51,438

	Pharmaceuticals — 2.5%
	Valeant Pharmaceuticals International, Inc.,
610,000	5.875%, 05/15/23 (e)	490,669
225,000	6.125%, 04/15/25 (e)	180,562

		671,231

	Total Health Care	2,813,863

	Industrials — 8.6%
	Aerospace & Defense — 1.6%
150,000	Arconic, Inc., 5.900%, 02/01/27	160,687
70,000	KLX, Inc., 5.875%, 12/01/22 (e)	73,689
EUR 90,000	Leonardo SpA, (Italy), 5.250%, 01/21/22	111,768
60,000	TransDigm, Inc., 6.500%, 05/15/25	61,425

		407,569

	Air Freight & Logistics — 0.4%
100,000	XPO Logistics, Inc., 6.500%, 06/15/22 (e)	105,000

	Commercial Services & Supplies — 1.4%
25,000	ACCO Brands Corp., 5.250%, 12/15/24 (e)	25,312
100,000	Clean Harbors, Inc., 5.250%, 08/01/20	102,150
100,000	Herc Rentals, Inc., 7.750%, 06/01/24 (e)	110,000
EUR 100,000	Verisure Holding AB, (Sweden), Reg. S, 6.000%, 11/01/22	115,422

		352,884

	Electrical Equipment — 1.2%
50,000	General Cable Corp., 5.750%, 10/01/22	49,000
EUR 150,000	NEW Areva Holding SA, (France), 4.875%, 09/23/24	160,674
100,000	Novelis Corp., 5.875%, 09/30/26 (e)	102,875

		312,549

	Machinery — 1.3%
EUR 100,000	Galapagos SA, (Luxembourg), Reg. S, 5.375%, 06/15/21	105,834
50,000	Gates Global LLC, 6.000%, 07/15/22 (e)	50,375

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued

	Machinery — continued
100,000	Manitowoc Foodservice, Inc., 9.500%, 02/15/24	115,625
50,000	SPX FLOW, Inc., 5.625%, 08/15/24 (e)	51,375
25,000	Terex Corp., 5.625%, 02/01/25 (e)	25,656

		348,865

	Road & Rail — 1.7%
125,000	Avis Budget Car Rental LLC, 6.375%, 04/01/24 (e)	127,031
EUR 100,000	Europcar Groupe SA, (France), Reg. S, 5.750%, 06/15/22	111,767
	Hertz Corp. (The),
125,000	5.500%, 10/15/24 (e)	112,813
100,000	6.250%, 10/15/22	96,125

		447,736

	Trading Companies & Distributors — 0.6%
150,000	United Rentals North America, Inc., 5.500%, 07/15/25	158,250

	Transportation Infrastructure — 0.4%
EUR 100,000	Swissport Investments SA, (Luxembourg), Reg. S, 6.750%, 12/15/21	116,163

	Total Industrials	2,249,016

	Information Technology — 5.5%
	Communications Equipment — 0.6%
150,000	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	160,500

	Electronic Equipment, Instruments & Components — 0.4%
100,000	Belden, Inc., 5.500%, 09/01/22 (e)	103,125

	Internet Software & Services — 0.4%
100,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	105,375

	IT Services — 1.2%
305,000	First Data Corp., 5.750%, 01/15/24 (e)	316,056

	Semiconductors & Semiconductor Equipment — 0.8%
100,000	Amkor Technology, Inc., 6.375%, 10/01/22	103,625
100,000	Micron Technology, Inc., 7.500%, 09/15/23 (e)	111,500

		215,125

	Software — 1.2%
100,000	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	103,200
145,000	Infor US, Inc., 6.500%, 05/15/22	150,800
70,000	Informatica LLC, 7.125%, 07/15/23 (e)	67,900

		321,900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.9%
	Western Digital Corp.,
100,000	7.375%, 04/01/23 (e)	109,370
100,000	10.500%, 04/01/24	116,875

		226,245

	Total Information Technology	1,448,326

	Materials — 7.0%
	Chemicals — 3.4%
100,000	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	113,480
150,000	Hexion, Inc., 6.625%, 04/15/20	139,500
100,000	Huntsman International LLC, 5.125%, 11/15/22	105,000
200,000	INEOS Group Holdings SA, (Luxembourg), 5.625%, 08/01/24 (e)	204,000
100,000	LSB Industries, Inc., SUB, 8.500%, 08/01/19	97,750
EUR 100,000	Monitchem HoldCo 3 SA, (Luxembourg), Reg. S, 5.250%, 06/15/21	109,913
	Scotts Miracle-Gro Co. (The),
15,000	5.250%, 12/15/26 (e)	15,318
100,000	6.000%, 10/15/23	106,562

		891,523

	Containers & Packaging — 3.0%
	Ardagh Packaging Finance plc, (Ireland),
200,000	7.250%, 05/15/24 (e)	218,000
EUR 200,000	Reg. S, 6.750%, 05/15/24	234,392
100,000	Reynolds Group Issuer, Inc., (New Zealand), 5.750%, 10/15/20	103,000
EUR 100,000	SIG Combibloc Holdings SCA, (Luxembourg), Reg. S, 7.750%, 02/15/23	114,151
EUR 100,000	Verallia Packaging SASU, (France), Reg. S, 5.125%, 08/01/22	112,402

		781,945

	Metals & Mining — 0.2%
	Freeport-McMoRan, Inc.,
10,000	3.875%, 03/15/23	9,200
35,000	4.550%, 11/14/24	32,725

		41,925

	Paper & Forest Products — 0.4%
EUR 100,000	WEPA Hygieneprodukte GmbH, (Germany), Reg. S, 3.750%, 05/15/24	111,300

	Total Materials	1,826,693

	Real Estate — 1.9%
	Equity Real Estate Investment Trusts (REITs) — 1.9%
	Communications Sales & Leasing, Inc.,
100,000	6.000%, 04/15/23 (e)	105,000

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued

	Equity Real Estate Investment Trusts (REITs) — continued
15,000	7.125%, 12/15/24 (e)	15,450
100,000	8.250%, 10/15/23	108,375
75,000	CoreCivic, Inc., 4.625%, 05/01/23	75,187
85,000	GEO Group, Inc. (The), 5.125%, 04/01/23	85,213
100,000	MGM Growth Properties Operating Partnership LP, 5.625%, 05/01/24 (e)	105,750

	Total Real Estate	494,975

	Telecommunication Services — 15.5%
	Diversified Telecommunication Services — 10.8%
	CCO Holdings LLC,
380,000	5.750%, 02/15/26 (e)	406,600
220,000	5.875%, 04/01/24 (e)	235,950
100,000	CenturyLink, Inc., 5.625%, 04/01/25	97,250
60,000	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	62,400
EUR 150,000	eircom Finance DAC, (Ireland), Reg. S, 4.500%, 05/31/22	166,379
100,000	Frontier Communications Corp., 7.125%, 01/15/23	90,500
	Intelsat Jackson Holdings SA, (Luxembourg),
175,000	5.500%, 08/01/23	145,031
100,000	7.250%, 04/01/19	95,750
100,000	8.000%, 02/15/24 (e)	108,250
150,000	Level 3 Financing, Inc., 5.375%, 05/01/25	154,875
200,000	SFR Group SA, (France), 7.375%, 05/01/26 (e)	207,250
245,000	Sprint Capital Corp., 8.750%, 03/15/32	294,000
200,000	UPCB Finance IV Ltd., (Netherlands), 5.375%, 01/15/25 (e)	204,500
200,000	Wind Acquisition Finance SA, (Italy), 7.375%, 04/23/21 (e)	208,250
270,000	Windstream Services LLC, 6.375%, 08/01/23	245,025
100,000	Zayo Group LLC, 6.375%, 05/15/25	107,750

		2,829,760

	Wireless Telecommunication Services — 4.7%
EUR 150,000	Matterhorn Telecom Holding SA, (Luxembourg), Reg. S, 4.875%, 05/01/23	164,113
575,000	Sprint Corp., 7.625%, 02/15/25	641,125
275,000	T-Mobile USA, Inc., 6.500%, 01/15/24	295,487
125,000	United States Cellular Corp., 6.700%, 12/15/33	126,036

		1,226,761

	Total Telecommunication Services	4,056,521

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.5%
	Electric Utilities — 0.9%
EUR 100,000	EDP - Energias de Portugal SA, (Portugal), Reg. S, VAR, 5.375%, 09/16/75	111,898
EUR 100,000	Enel SpA, (Italy), Reg. S, VAR, 5.000%, 01/15/75	113,091

		224,989

	Gas Utilities — 1.0%
30,000	AmeriGas Partners LP, 5.500%, 05/20/25	30,412
190,000	Sabine Pass Liquefaction LLC, 5.750%,
	05/15/24	210,357
25,000	Summit Midstream Holdings LLC, 5.750%, 04/15/25	25,375

		266,144

	Independent Power & Renewable Electricity Producers — 0.6%
50,000	AES Corp., 4.875%, 05/15/23	49,650
125,000	Dynegy, Inc., 5.875%, 06/01/23	113,125

		162,775

	Total Utilities	653,908

	Total Corporate Bonds (Cost $22,790,129)	23,357,705

Loan Assignments — 2.8%
	Consumer Discretionary — 1.4%
	Leisure Products — 0.4%
100,000	Steinway Musical Instruments, Inc., 1st Lien Term Loan, VAR, 4.789%, 09/19/19	92,917

	Media — 0.5%
150,000	iHeartCommunications, Inc., Term Loan D, VAR, 7.531%, 01/30/19	130,162

	Multiline Retail — 0.3%
115,000	Neiman Marcus Group, Inc., Other Term Loan, VAR, 4.250%, 10/25/20 ^	92,536

	Speciality Retail — 0.2%
99,744	J Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21	56,910

	Total Consumer Discretionary	372,525

	Consumer Staples — 0.1%
	Food Products — 0.1%
15,000	Prestige Brands., 1st Lien Term Loan B-4, VAR, 3.531%, 01/24/24	15,181

	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
50,000	Meg Energy Corp., 1st Lien Term B Loan, (Canada), VAR, 4.540%, 12/31/23 ^	50,269

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — continued
	Health Care — 0.5%
	Health Care Equipment & Supplies — 0.4%
99,744	Ortho-Clinical Diagnostics, Inc., Initial Term Loan, VAR, 4.750%, 06/30/21	98,782

	Pharmaceuticals — 0.1%
25,000	Grifols Worldwide Operations Ltd., Term Loan B, (Spain), VAR, 2.969%, 01/19/25 ^	25,082

	Total Health Care	123,864

	Information Technology — 0.6%
	Software — 0.6%
65,000	Synchronoss Technologies, Inc., 1st Lien Term B Loan, VAR, 4.082%, 01/13/24 ^	65,163
99,749	Veritas US, Inc., Intial Dollar Term B-1 Loan, VAR, 6.625%, 01/27/23	99,468

	Total Information Technology	164,631

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
15,000	Berry Plastics Corp., Term Loan J, VAR, 3.281%, 01/20/24 ^	15,090

	Total Loan Assignments (Cost $735,137)	741,560

SHARES

Short-Term Investment — 6.2%
	Investment Company — 6.2%
1,621,378	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.450% (b) (l) (Cost $1,621,378)	1,621,378

	Total Investments — 99.4% (Cost $25,453,826)	26,041,956
	Other Assets in Excess of Liabilities — 0.6%	154,028

	NET ASSETS — 100.0%	$26,195,984

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT FEBRUARY 28, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)

8,101	EUR	Royal Bank of Canada	03/03/17	8,691	8,582	109
8,424	EUR	Royal Bank of Canada	03/03/17	8,975	8,925	50
3,363,684	EUR	State Street Corp.	03/03/17	3,602,662	3,563,612	39,050
7,328	EUR	Deutsche Bank AG	04/05/17	7,720	7,775	(55)
310,837	GBP	Australia and New Zealand Banking Group Ltd.	03/03/17	387,174	385,709	1,465
6,185	GBP	Merrill Lynch International	03/03/17	7,740	7,675	65

				4,022,962	3,982,278	40,684

SEE NOTES TO FINANCIAL STATEMENTS.

J.P. Morgan Income Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EUR	—	Euro
GBP	—	British Pound
MSCI	—	Morgan Stanley Capital International
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2017.
USD	—	United States Dollar
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2017.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	—	Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.05%.
(l)	—	The rate shown is the current yield as of February 28, 2017.
(r)	—	Rates shown are per annum and payments are as described.
(v)	—	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed
(x)	—	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2017.
(y)	—	Preferred Security.
^	—	All or a portion of the security is unsettled as of February 28, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017

	Flexible Long/Short Fund	High Yield Opportunities Fund

ASSETS:
Investments in non-affiliates, at value	$24,792,294	$24,420,578
Investments in affiliates, at value	1,055,314	1,621,378

Total investment securities, at value	25,847,608	26,041,956
Cash	192,413	911
Foreign currency, at value	9,605	21,618
Deposits at broker for futures contracts	36,000	—
Deposits at broker for swap contracts	6,140	—
Receivables:
Investment securities sold	65,763	—
Interest from non-affiliates	247,742	359,216
Dividends from affiliates	590	574
Tax reclaims	117	—
Variation margin on futures contracts	706	—
Unrealized appreciation on forward foreign currency exchange contracts	62,978	40,739
Due from Adviser	16,561	21,859
Deferred offering costs	24,959	28,283

Total Assets	26,511,182	26,515,156

LIABILITIES:
Payables:
Investment securities purchased	578,758	245,950
Unrealized depreciation on forward foreign currency exchange contracts	11,304	55
Variation margin on centrally cleared swaps	559	—
Accrued liabilities:
Distribution fees	16	16
Shareholder servicing fees	4,921	3,978
Custodian and accounting fees	5,885	4,002
Collateral management fees	1,351	—
Audit fees	66,587	62,229
Other	2,634	2,942

Total Liabilities	672,015	319,172

Net Assets	$25,839,167	$26,195,984

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2017 (continued)

	Flexible Long/Short Fund	High Yield Opportunities Fund

NET ASSETS:
Paid-in-Capital	$25,689,118	$25,376,915
Accumulated undistributed (distributions in excess of) net investment income	95,601	(13,628)
Accumulated net realized gains (losses)	(57,983)	204,370
Net unrealized appreciation (depreciation)	112,431	628,327

Total Net Assets	$25,839,167	$26,195,984

Net Assets:
Class A	$20,638	$20,944
Class C	20,568	20,906
Class R6	20,705	20,970
Class I (formerly Select Class)	25,777,256	26,133,164

Total	$25,839,167	$26,195,984

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,051	2,028
Class C	2,045	2,025
Class R6	2,058	2,031
Class I (formerly Select Class)	2,562,653	2,530,984

Net Asset Value (a):
Class A - Redemption price per share	$10.06	$10.33
Class C - Offering price per share (b)	10.06	10.33
Class R6 - Offering and redemption price per share	10.06	10.33
Class I (formerly Select Class) - Offering and redemption price per share	10.06	10.33
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.45	$10.73

Cost of investments in non-affiliates	$24,709,594	$23,832,448
Cost of investments in affiliates	1,055,314	1,621,378
Cost of foreign currency	9,585	21,749
Premiums received on swaps	2,492	—

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 28, 2017

	Flexible Long/Short Fund (a)	High Yield Opportunities Fund (b)

INVESTMENT INCOME:
Interest income from non-affiliates	$709,865	$443,737
Dividend income from affiliates	7,022	4,023
Foreign taxes withheld	(616)	(420)

Total investment income	716,271	447,340

EXPENSES:
Investment advisory fees	84,228	49,718
Administration fees	13,790	6,784
Distribution fees:
Class A	34	17
Class C	101	50
Shareholder servicing fees:	42,081	20,699
Class A	34	17
Class C	34	17
Class I (formerly Select Class)	42,013	20,666
Custodian and accounting fees	22,666	7,402
Collateral management fees	3,378	—
Interest expense to affiliates	145	141
Professional fees	117,630	117,437
Trustees’ and Chief Compliance Officer’s fees	14,619	6,373
Printing and mailing costs	3,032	2,444
Registration and filing fees	962	452
Transfer agency fees (See Note 2.I.)	465	249
Offering costs	49,715	13,681
Other	3,676	5,012

Total expenses	356,522	230,460

Less fees waived	(101,553)	(61,430)
Less expense reimbursements	(106,481)	(104,314)

Net expenses	148,488	64,716

Net investment income (loss)	567,783	382,624

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(46,290)	62,210
Futures	25,857	—
Foreign currency transactions	195,105	122,823
Swaps	(15,719)	—

Net realized gain (loss)	158,953	185,033

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	82,700	588,130
Futures	(21,000)	—
Foreign currency translations	51,080	40,197
Swaps	(349)	—

Change in net unrealized appreciation/depreciation	112,431	628,327

Net realized/unrealized gains (losses)	271,384	813,360

Change in net assets resulting from operations	$839,167	$1,195,984

(a) Commencement of operations was June 30, 2016.

(b) Commencement of operations was November 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

		High Yield Opportunities
	Flexible Long/Short Fund	Fund

	Period Ended February	Period Ended February
	28, 2017 (a)	28, 2017 (b)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$567,783	$382,624
Net realized gain (loss)	158,953	185,033
Change in net unrealized appreciation/depreciation	112,431	628,327

Change in net assets resulting from operations	839,167	1,195,984

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(486)	(287)
From net realized gains	(29)	—
Class C
From net investment income	(416)	(251)
From net realized gains	(29)	—
Class R6
From net investment income	(555)	(314)
From net realized gains	(29)	—
Class I (formerly Select Class)
From net investment income	(651,711)	(376,112)
From net realized gains	(35,914)	—

Total distributions to shareholders	(689,169)	(376,964)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,689,169	25,376,964

NET ASSETS:
Change in net assets	25,839,167	26,195,984
Beginning of period	—	—

End of period	$25,839,167	$26,195,984

Accumulated undistributed (distributed in excess of) net investment income	$95,601	$(13,628)

(a) Commencement of operations was June 30, 2016.

(b) Commencement of operations was November 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

FOR THE PERIODS INDICATED

	Flexible Long/Short	High Yield
	Fund	Opportunities Fund

	Period Ended February	Period Ended February
	28, 2017 (a)	28, 2017 (b)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,000	$20,000
Distributions reinvested	515	287

Change in net assets resulting from Class A capital transactions	$20,515	$20,287

Class C
Proceeds from shares issued	$20,000	$20,000
Distributions reinvested	445	251

Change in net assets resulting from Class C capital transactions	$20,445	$20,251

Class R6
Proceeds from shares issued	$20,000	$20,000
Distributions reinvested	584	314

Change in net assets resulting from Class R6 capital transactions	$20,584	$20,314

Class I (formerly Select Class)
Proceeds from shares issued	$25,540,000	$26,296,525
Distributions reinvested	687,625	376,112
Cost of shares redeemed	(600,000)	(1,356,525)

Change in net assets resulting from Class I capital transactions	$25,627,625	$25,316,112

Total change in net assets resulting from capital transactions	$25,689,169	$25,376,964

SHARE TRANSACTIONS:
Class A
Issued	2,000	2,000
Reinvested	51	28

Change in Class A Shares	2,051	2,028

Class C
Issued	2,000	2,000
Reinvested	45	25

Change in Class C Shares	2,045	2,025

Class R6
Issued	2,000	2,000
Reinvested	58	31

Change in Class R6 Shares	2,058	2,031

Class I (formerly Select Class)
Issued	2,554,060	2,626,993
Reinvested	68,653	36,984
Redeemed	(60,060)	(132,993)

Change in Class I Shares	2,562,653	2,530,984

(a) Commencement of operations was June 30, 2016.

(b) Commencement of operations was November 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

			Per share operating performance								Ratios/Supplemental data

		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period	Net expenses (e) (f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c) (g)

Flexible Long/Short Fund
Class A
June 30, 2016 (h) through February 28, 2017	$10.00	$0.21	$0.10	$0.31	$(0.24)	$(0.01)	$(0.25)	$10.06	3.18%	$20,638	1.13%	3.11%	3.13%	30%
Class C
June 30, 2016 (h) through February 28, 2017	10.00	0.17	0.11	0.28	(0.21)	(0.01)	(0.22)	10.06	2.84	20,568	1.63	2.61	3.61	30
Class R6
June 30, 2016 (h) through February 28, 2017	10.00	0.24	0.10	0.34	(0.27)	(0.01)	(0.28)	10.06	3.53	20,705	0.63	3.61	2.61	30
Class I (formerly Select Class)
June 30, 2016 (h) through February 28, 2017	10.00	0.22	0.11	0.33	(0.26)	(0.01)	(0.27)	10.06	3.37	25,777,256	0.88	3.36	2.01	30

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2017.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

			Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e) (f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

High Yield Opportunities Fund
Class A
November 1, 2016 (h) through February 28, 2017	$10.00	$0.15	$0.32	$0.47	$(0.14)	$10.33	4.76%	$20,944	0.97%	4.41%	3.73%	6%
Class C
November 1, 2016 (h) through February 28, 2017	10.00	0.13	0.32	0.45	(0.12)	10.33	4.57	20,906	1.53	3.87	4.25	6
Class R6
November 1, 2016 (h) through February 28, 2017	10.00	0.16	0.33	0.49	(0.16)	10.33	4.90	20,970	0.58	4.82	3.24	6
Class I (formerly Select Class)
November 1, 2016 (h) through February 28, 2017	10.00	0.15	0.33	0.48	(0.15)	10.33	4.83	26,133,164	0.78	4.61	2.67	6

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2017.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2017

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Flexible Long/Short Fund	Class A, Class C, Class R6 and Class I^	Diversified
High Yield Opportunities Fund	Class A, Class C, Class R6 and Class I^	Diversified

^Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Flexible Long/Short Fund is to seek to provide total return.

The investment objective of the High Yield Opportunities Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Flexible Long/Short Fund and High Yield Opportunities Fund commenced operations on June 30, 2016 and November 1, 2016, respectively. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOIs”):

Flexible Long/Short Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities(a)	$1,055,314	$24,792,294	$–	$25,847,608

Appreciation in Other Financial Instruments
Forward Foreign Currency
Exchange Contracts	$–	$62,978	$–	$62,978

Depreciation in Other Financial Instruments
Forward Foreign Currency
Exchange Contracts	$–	$(11,304)	$–	$(11,304)
Futures Contracts	(21,000)	–	–	(21,000)
Swaps	–	(349)	–	(349)

Total Depreciation in Other Financial Instruments	$(21,000)	$(11,653)	$–	$(32,653)

High Yield Opportunities Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,621,378	$24,420,578	$–	$26,041,956

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$40,739	$–	$40,739

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(55)	$–	$(55)

(a) All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the period ended February 28, 2017.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of February 28, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At February 28, 2017, Flexible Long/Short Fund had investments in Loan Assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Bank of America NA	5.9%
Credit Suisse	6.4

D. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes D(1) — D(4) below describe the various derivatives used by the Funds.

(1). Options — The Flexible Long/Short Fund purchased put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

As of February 28, 2017, the Funds did not hold any options.

(2). Futures Contracts — The Flexible Long/Short Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of February 28, 2017, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Flexible Long/Short Fund engaged in various swap transactions, including credit default, interest rate and return swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Funds entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Funds’ portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(5). Summary of Derivatives Information

The following table presents the value of derivatives held as of February 28, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Flexible Long/Short Fund
Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Foreign exchange contracts	Receivables, Net Assets - Unrealized Appreciation	$—	$62,978	$—	$62,978

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(21,000)	$—	$—	$(21,000)
Foreign exchange contracts	Payables	—	(11,304)	—	(11,304)
Credit contracts	Payables	—	—	(2,841)	(2,841)

Total		$(21,000)	$(11,304)	$(2,841)	$(35,145)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of February 28, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

	High Yield Opportunities Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$40,739

Gross Liabilities:
Foreign exchange contracts	Payables	$(55)

The following tables present the effect of derivatives on the Statement of Operations for the period ended February 28, 2017, by primary underlying risk exposure:

	Flexible Long/Short Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations

Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$25,857	$—	$—	$25,857
Foreign exchange contracts	—	—	199,562	—	199,562
Credit contracts	(9,920)	—	—	(15,719)	(25,639)

Total	$(9,920)	$25,857	$199,562	$(15,719)	$199,780

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations

Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(21,000)	$—	$—	$(21,000)
Foreign exchange contracts	—	—	51,674	—	51,674
Credit contracts	—	—	—	(349)	(349)

Total	$—	$(21,000)	$51,674	$(349)	$30,325

High Yield Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$137,043

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$40,684

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the period ended February 28, 2017. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Flexible Long/Short Fund	High Yield Opportunities Fund
Futures Contracts:
Average Notional Balance Long	$ 3,984,688 (a)	$-
Average Notional Balance Short	3,177,083(b)	-
Ending Notional Balance Long	-	-
Ending Notional Balance Short	2,959,528	-
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,932,593(b)	990,949
Average Settlement Value Sold	6,916,448(b)	4,982,623(d)
Ending Settlement Value Purchased	4,796,347	-

	Flexible Long/Short Fund	High Yield Opportunities Fund
Ending Settlement Value Sold	$ 9,596,452	$4,022,962
Swaptions & OTC Options:
Average Notional Balance Purchased	3,383,333(c)	-
Credit Default Swaps:
Average Notional Balance — Buy Protection	220,835(b)	-
Ending Notional Balance — Buy Protection	365,000	-

(a) For the period July 1, 2016 through August 31, 2016.

(b) For the period July 1, 2016 through February 28, 2017.

(c) For the period July 1, 2016 through December 31, 2016.

(d) For the period November 1, 2016 through February 28, 2017.

The Funds’ derivatives contracts held at February 28, 2017 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Offering and Organizational Costs — Total offering costs of $74,674 and $41,964 incurred in connection with the offering of shares of the Flexible Long/Short Fund and High Yield Opportunities Fund, respectively and are amortized on a straight line basis over 12 months from the date the Funds’ commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds’ commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended February 28, 2017, total offering costs amortized for each fund were $49,715 and $13,681, respectively.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign tax withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest Income in the Statements of Operations.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the period ended February 28, 2017 are as follows:

	Class A	Class C	Class R6	Class I	Total

Flexible Long/Short Fund	$ 115	$ 115	$ 116	$ 119	$ 465
High Yield Opportunities Fund	55	55	55	84	249

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Flexible Long/Short Fund	$(51)	$180,986	$(180,935)
High Yield Opportunities Fund	(49)	(19,288)	19,337

The reclassifications for the Funds relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Funds’ respective average daily net assets. The annual rate for each Fund is as follows:

Flexible Long/Short Fund	0.50%
High Yield Opportunities Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended February 28, 2017, the effective annualized rate was 0.08% of the Funds’ average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class R6 and Class I do not charge a distribution fee. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended February 28, 2017, JPMDS did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I

Flexible Long/Short Fund	0.25%	0.25%	0.25%
High Yield Opportunities Fund	0.25%	0.25%	0.25%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived shareholder servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Class I
Flexible Long/Short Fund	1.15%	1.65%	0.65%	0.90%
High Yield Opportunities Fund	1.00	1.55	0.60	0.80

The expense limitation agreement was in effect for the period ended February 28, 2017 and is in place until at least May 31, 2017 for Flexible Long/Short Fund and October 3, 2017 for High Yield Opportunities Fund.

For the period ended February 28, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Flexible Long/Short Fund	$84,228	$13,790	$153	$98,171	$106,481
High Yield Opportunities Fund	49,718	6,784	3,165	59,667	104,314

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expense in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Funds’ investment in such affiliated money market funds.

The amounts of waivers resulting from investments in these money market funds for the period ended February 28, 2017 were as follows:

Flexible Long/Short Fund	$3,382
High Yield Opportunities Fund	1,763

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended February 28, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the period ended February 28, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Flexible Long/Short Fund	$31,877,343	$7,189,057	$168,309	$91,209
High Yield Opportunities Fund	25,119,987	1,357,882	-	-

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Long/Short Fund	$25,753,491	$384,609	$290,492	$94,117
High Yield Opportunities Fund	25,453,826	754,873	166,743	588,130

The difference between book and tax basis appreciation (depreciation) on investments is primarily wash sale loss deferrals and investments in perpetual bonds.

The tax character of distributions paid during the period ended February 28, 2017 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Flexible Long/Short Fund	$684,969	$4,200	$689,169
High Yield Opportunities Fund	376,964	-	376,964

*	Short-term gains are treated as ordinary income for income tax purposes.

As of February 28, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Flexible Long/Short Fund	$137,753	$—	$92,703
High Yield Opportunities Fund	145,528	106,636	587,645

The cumulative timing differences primarily consist of post-October capital loss deferrals and mark to market of forward foreign currency contracts.

As of February 28, 2017, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2017 the Funds deferred to March

1, 2017 the following specified ordinary losses and net capital losses of:

	Net capital loss
	Short-Term	Long-Term	Specified Loss
Flexible Long/Short Fund	$73,875	$2,931	$ -
High Yield Opportunities Fund	-	-	19,337

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds’ borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds’ borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the period ended February 28, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds entered into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Adviser.

The Funds’ investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Flexible Long/Short Fund and High Yield Opportunities Fund invest in Preferred Securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts and forward foreign currency exchange contracts.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

9. Subsequent Event

Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMDS from the Shareholder Servicing Fee which has been renamed as the Service Fee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and the Shareholders of JPMorgan Flexible Long/Short Fund and JPMorgan High Yield Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Flexible Long/Short Fund and JPMorgan High Yield Opportunities Fund (each a separate series of JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2017, and the results of each of their operations, changes in each of their net assets and the financial highlights for the period June 30, 2016 (commencement of operations of JPMorgan Flexible Long/Short Fund) and the period November 1, 2016 (commencement of operations of JPMorgan High Yield Opportunities Fund) through February 28, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 26, 2017

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013- present).

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)
Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (153 funds).
*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Assistant Secretary (2017)

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2017; Vice President, JPMorgan Funds Management, Inc. from August 2012 to January 2016; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2016 for JPMorgan Flexible Long/Short Fund and November 1, 2016 for JPMorgan High Yield Opportunities Fund, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Flexible Long/Short
Fund

Class A
Actual	$1,000.00	$1,016.00	$5.70	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,013.40	8.19	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class R6
Actual	1,000.00	1,018.60	3.20	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class I (formerly
Select Class)
Actual	1,000.00	1,017.40	4.45	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period	Annualized Expense Ratio
High Yield
Opportunities Fund
Class A
Actual**	$1,000.00	$1,047.60	$3.24	0.97%
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Class C
Actual**	1,000.00	1,045.70	5.10	1.53
Hypothetical*	1,000.00	1,017.21	7.65	1.53
Class R6
Actual**	1,000.00	1,049.00	1.94	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class I (formerly
Select Class)
Actual**	1,000.00	1,048.30	2.60	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 119/365 (to reflect the actual period). Commencement of operations was November 1, 2016.

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2017:

Long-Term
Capital
Gain
Distribution
Flexible Long/Short Fund	$4,200

For the JPMorgan High Yield Opportunities Fund Only

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their May 2016 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and J.P. Morgan Investment Management Inc., in its role as administrator (“JPMIM”), will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee remains competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your   creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2013.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is James Schonbachler. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $224,600

2016 – Not applicable

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $22,263

2016 – Not applicable

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $39,405

2016 – Not applicable

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2017 and February 29, 2016 – Not applicable, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – Not applicable

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 – $28.4 million

2016 – Not applicable

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
May 4, 2017